Exhibit 10.30



                         THIRD SUPPLEMENTAL INDENTURE


          THIRD SUPPLEMENTAL INDENTURE, dated as of November 16, 1995 (this "Supplemental Indenture"), between TRITON ENERGY CORPORATION, a Delaware corporation, as issuer (the "Issuer"), and UNITED STATES TRUST COMPANY OF NEW YORK, a New York corporation, as trustee (the "Trustee").

                           W I T N E S S E T H :


          WHEREAS, the Issuer and the Trustee are parties to the Indenture dated as of December 15, 1993 (as supplemented by the First Supplemental Indenture, dated as of December 15, 1993 (the "First Supplemental Indenture"), and the Second Supplemental Indenture, dated as of May 12, 1995, and as the same may be further amended, supplemented or otherwise modified from time to time, the "Indenture"); and

          WHEREAS, pursuant to the First Supplemental Indenture, the Issuer has provided for the issuance of its 9-3/4% Senior Subordinated Discount Notes due 2000 in the aggregate principal amount of $170 million (the "Notes"), which Notes constitute the only series of Securities heretofore issued pursuant to the Indenture; and

          WHEREAS, the Board of Directors of the Issuer has adopted a Board Resolution authorizing the Issuer to enter into this Supplemental Indenture; and

          WHEREAS, the Issuer has requested the Trustee and the Trustee has agreed to join in the execution of this Supplemental Indenture in accordance with the terms of Section 8.2 of the Indenture and subject to the conditions set forth herein;

          NOW, THEREFORE, in consideration of the promises and mutual agreements herein contained, the Issuer and the Trustee mutually covenant and agree for the equal and proportionate benefit of the Holders from time to time of the Notes as follows:

          SECTION 1.  Amendment to the Indenture.

     Notwithstanding anything contained in Section 8.2 of the Indenture to the contrary, if, at any time during the term of the Indenture, the Issuer effects a transaction pursuant to which it becomes a Subsidiary of a holding company (the "Parent"), organized under the laws of the Cayman Islands for the purpose of becoming the parent holding company of the Issuer, the Issuer may deliver to the Trustee an Officers' Certificate stating that such event has occurred, and upon delivery of such Officers' Certificate, the Issuer, the Parent and the Trustee shall enter into an amended and restated indenture substantially in the form attached hereto as Exhibit A (the "Amended and Restated Indenture") (which Amended and Restated Indenture provides for the guarantee of the payment of the Notes by the Parent) without the consent of the Holders of the Notes and without any other action on the part of such Holders and upon the execution thereof, the Amended and Restated Indenture shall be binding upon all Holders of the Notes.

     In the event that the creation of the holding company structure is effected through the merger (the "Merger") of a Person that is a Subsidiary of the Parent with and into the Issuer, with the Issuer being the surviving corporation (the "Surviving Corporation"), the Surviving Corporation shall not be required to satisfy the condition contained in Section 9.1(e) of the Indenture and the Holders hereby waive any such requirement in connection with the Merger; provided that such waiver does not constitute a waiver of any other rights of the Holders under the Indenture.

     Capitalized terms used herein but not otherwise defined shall have the meanings given such terms in the Indenture.

          SECTION 2.  MISCELLANEOUS.

          2.1 The Trustee. The recitals contained herein shall be taken as the statements of the Issuer and the Trustee shall not assume responsibility for, or be liable in respect of, the correctness thereof. The Trustee makes no representation as to, and shall not be liable or responsible for, the validity or sufficiency of this Supplemental Indenture.

          2.2 Limited Effect. Except as expressly amended hereby, all of the provisions, covenants, terms and conditions of the Indenture are ratified and confirmed, and shall remain in full force.

          2.3 Counterparts. This Supplemental Indenture may be executed by one or more parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          2.4  GOVERNING LAW.  THIS SUPPLEMENTAL INDENTURE SHALL BE DEEMED
TO BE A CONTRACT UNDER THE LAWS OF THE STATE OF NEW YORK AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SUCH STATE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the date first above written.

                              TRITON ENERGY CORPORATION, as
                                Issuer


Attest:____________________          By:___________________________
Title:                                   Title:


                              UNITED STATES TRUST COMPANY OF
                                NEW YORK, as Trustee


Attest:____________________          By:___________________________
Title:                                   Title:

                                                                     EXHIBIT A





                          TRITON ENERGY CORPORATION,

                                  AS ISSUER




                             TC HOLDINGS LIMITED,

                                 AS GUARANTOR



                                     AND



                   UNITED STATES TRUST COMPANY OF NEW YORK

                                  AS TRUSTEE


          FORM OF AMENDED AND RESTATED SENIOR SUBORDINATED INDENTURE



                        DATED AS OF DECEMBER 15, 1993
               AND AS AMENDED AND RESTATED ON __________, 199_

                                        CROSS REFERENCE SHEET(1)
                                                               _______________

            Provisions of Trust Indenture Act of 1939 and Amended and Restated Indenture dated as of December 15, 1993 and amended and restated as of
 ___________,  199_,  among TRITON ENERGY CORPORATION, TC HOLDINGS LIMITED and
                             UNITED STATES TRUST COMPANY OF NEW YORK, Trustee:

Section of the Act          Section of Indenture

310(a)(1), (2) and (5)      6.9
310(a)(3) and (4) . . .     Inapplicable
310(b)  . . . . . . . .     6.8 and 6.10(a), (b) and (d)
310(c)  . . . . . . . .     Inapplicable
311(a)  . . . . . . . .     6.13
311(b)  . . . . . . . .     6.13
311(c)  . . . . . . . .     Inapplicable
312(a)  . . . . . . . .     4.1 and 4.2(a)
312(b)  . . . . . . . .     4.2(a) and (b)(i) and (ii)
312(c)  . . . . . . . .     4.2(c)
313(a)  . . . . . . . .     4.4(a)(i), (ii), (iii), (iv), (v), (vi) and (vii)
313(a)(5) . . . . . . .     Inapplicable
313(b)(1) . . . . . . .     Inapplicable
313(b)(2) . . . . . . .     4.4(b)
313(c)  . . . . . . . .     4.4(c)
313(d)  . . . . . . . .     4.4(d)
314(a)  . . . . . . . .     4.3
314(b)  . . . . . . . .     Inapplicable
314(c)(1) and (2) . . .     11.5
314(c)(3) . . . . . . .     Inapplicable
314(d)  . . . . . . . .     Inapplicable
314(e)  . . . . . . . .     11.5
314(f)  . . . . . . . .     Inapplicable
315(a), (c) and (d) . .     6.1
315(b)  . . . . . . . .     5.8
315(e)  . . . . . . . .     5.9
316(a)(1) . . . . . . .     5.7
316(a)(2) . . . . . . .     Not required
316(a) (last sentence)      7.4
316(b)  . . . . . . . .     5.4
317(a)  . . . . . . . .     5.2
317(b)  . . . . . . . .     3.5(a)
318(a)  . . . . . . . .     11.7

________________________



(1)  This Cross Reference Sheet is not part of the Indenture.

                                TABLE OF CONTENTS


                                                                          Page

                                 ARTICLE ONE
                                     DEFINITIONS  . . . . . . . . . . . . . 14



        SECTION 1.1  . . . . . . . . . . . . . . . . . . . . . . . . . . .  14

           Accreted Amount  . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                            14

           Acquired Indebtedness  . . . . . . . . . . . . . . . . . . . . . .
                                                                            15

           Affiliate  . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                            15

           Asset Sale . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                            15

           Asset Sale Amount  . . . . . . . . . . . . . . . . . . . . . . .
                                                                            15

           Asset Sale Offer . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                            15

           Asset Sale Offer Date  . . . . . . . . . . . . . . . . . . . . . .
                                                                            16

           Asset Sale Offer Notice  . . . . . . . . . . . . . . . . . . . . .
                                                                            16

           Asset Sale Offer Price . . . . . . . . . . . . . . . . . . . . . .
                                                                            16

           Asset Sale Purchase Date . . . . . . . . . . . . . . . . . . . . .
                                                                            16

           Asset Sale Purchase Notice . . . . . . . . . . . . . . . . . . . .
                                                                            16

           Authenticating Agent . . . . . . . . . . . . . . . . . . . . . . .
                                                                            16

           Average Quoted Price . . . . . . . . . . . . . . . . . . . . . . .
                                                                            16

           Bankruptcy Code  . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                            16

           Board of Directors . . . . . . . . . . . . . . . . . . . . . . . .
                                                                            16

           Board Resolution . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                            16

           Business Day . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                            16

           Capital Stock  . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                            16

           Capitalized Lease Obligation . . . . . . . . . . . . . . . . . . .
                                                                            17

           Cash Equivalents . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                            17

           Change in Control  . . . . . . . . . . . . . . . . . . . . . . . .
                                                                            17

           Change in Control Notice . . . . . . . . . . . . . . . . . . . . .
                                                                            17

           Change in Control Offer  . . . . . . . . . . . . . . . . . . . . .
                                                                            17

           Change in Control Purchase Date  . . . . . . . . . . . . . . . . .
                                                                            17

           Change in Control Purchase Notice  . . . . . . . . . . . . . . . .
                                                                            18

           Change in Control Purchase Price . . . . . . . . . . . . . . . . .
                                                                            18

           Colombian Assets . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                            18

           Colombian Sale Redemption Price  . . . . . . . . . . . . . . . . .
                                                                            18

           Commission . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                            18

           Consolidated Net Income  . . . . . . . . . . . . . . . . . . . . .
                                                                            18

           Consolidated Net Tangible Assets . . . . . . . . . . . . . . . . .
                                                                            19

           Consolidated Net Worth . . . . . . . . . . . . . . . . . . . . . .
                                                                            19

           Corporate Trust Office . . . . . . . . . . . . . . . . . . . . . .
                                                                            19

           Currency Agreement . . . . . . . . . . . . . . . . . . . . . . . .
                                                                            19

           Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                            19

           Deficiency . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                            19

           Depositary . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                            19

           Dollars  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                            19


           Excess Proceeds  . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                            19

           Exchange Act . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                            20

           Event of Default . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                            20

           GAAP . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                            20

           Global Security  . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                            20

           Guarantee  . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                            20

           Guarantee  . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                            20

           Guarantor  . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                            20

           Holder . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                            20

           Holder of Securities . . . . . . . . . . . . . . . . . . . . . . .
                                                                            20

           Securityholder . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                            20

           Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                            20

           Indenture  . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                            21

           Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                            21

           Interest Rate Agreements . . . . . . . . . . . . . . . . . . . . .
                                                                            21

           Intercompany Agreement . . . . . . . . . . . . . . . . . . . . . .
                                                                            21

           Investment . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                            21

           Issuer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                            22

           Issuer Order . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                            22

           Joint Venture  . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                            22

           Lien . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                            22

           Make-Whole Premium . . . . . . . . . . . . . . . . . . . . . . . .
                                                                            22

           Material Subsidiary  . . . . . . . . . . . . . . . . . . . . . . .
                                                                            22

           Net Cash Proceeds  . . . . . . . . . . . . . . . . . . . . . . . .
                                                                            22

           Notes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                            23

           1997 Guarantee . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                            23

           1997 Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                            23

           Officers' Certificate  . . . . . . . . . . . . . . . . . . . . . .
                                                                            23

           Oil and Gas Reserve Estimate . . . . . . . . . . . . . . . . . . .
                                                                            23

           Opinion of Counsel . . . . . . . . . . . . . . . . . . . . . . . .
                                                                            23

           Original issue date  . . . . . . . . . . . . . . . . . . . . . . .
                                                                            24

           Original issue discount  . . . . . . . . . . . . . . . . . . . . .
                                                                            24

           Original Issue Discount Security . . . . . . . . . . . . . . . . .
                                                                            24

           Outstanding  . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                            24

           Periodic Offering  . . . . . . . . . . . . . . . . . . . . . . . .
                                                                            25

           Permitted Indebtedness . . . . . . . . . . . . . . . . . . . . . .
                                                                            25

           Permitted Investments  . . . . . . . . . . . . . . . . . . . . . .
                                                                            26

           Person . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                            26

           Place of Payment . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                            26

           Preferred Stock  . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                            26

           Principal  . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                            27

           Principal amount . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                            27

           Quoted Price . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                            27

           Record date  . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                            27

           "Redeemable Stock  . . . . . . . . . . . . . . . . . . . . . . . .
                                                                            27

           Redemption Date  . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                            27

           Redemption Price . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                            27

           Responsible Officer  . . . . . . . . . . . . . . . . . . . . . . .
                                                                            27

           Restricted Payment . . . . . . . . . . . . . . . . . . . . . . . .
                                                                            28

           Restricted Subsidiary  . . . . . . . . . . . . . . . . . . . . . .
                                                                            28

           Securities Act . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                            28

           Security . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                            28

           Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                            28

           Senior Indebtedness of the Guarantor . . . . . . . . . . . . . . .
                                                                            28

           Senior Indebtedness of the Issuer  . . . . . . . . . . . . . . . .
                                                                            29

           Senior Subordinated Indebtedness . . . . . . . . . . . . . . . . .
                                                                            29

           Special Subsidiaries . . . . . . . . . . . . . . . . . . . . . . .
                                                                            29

           Stated Maturity  . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                            30

           Subordinated Indebtedness  . . . . . . . . . . . . . . . . . . . .
                                                                            30

           Subsidiary . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                            30

           Treasury Yield . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                            30

           Triton Colombia  . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                            30

           Trust Indenture Act of 1939  . . . . . . . . . . . . . . . . . . .
                                                                            30

           Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                            31

           Unrestricted Subsidiary  . . . . . . . . . . . . . . . . . . . . .
                                                                            31

           U.S. Government Obligations  . . . . . . . . . . . . . . . . . . .
                                                                            31

           vice president . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                            31

           Voting Stock . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                            31

           Wholly-owned Subsidiary  . . . . . . . . . . . . . . . . . . . . .
                                                                            31

           Yield to Maturity  . . . . . . . . . . . . . . . . . . . . . . . .
                                                                            31


                                 ARTICLE TWO
                                     SECURITIES   . . . . . . . . . . . . . .
                                                                            32


           SECTION 2.1  Forms Generally . . . . . . . . . . . . . . . . . . .
                                                                            32

           SECTION 2.2  Form of Trustee's Certificate of Authentication . . .
                                                                            32

           SECTION 2.3  Amount Unlimited Issuable in Series . . . . . . . . .
                                                                            33

           SECTION 2.4  Authentication and Delivery of Securities . . . . . .
                                                                            36

           SECTION 2.5  Execution of Securities and Guarantees  . . . . . . .
                                                                            40

           SECTION 2.6  Certificate of Authentication . . . . . . . . . . . .
                                                                            40

          SECTION 2.7  Denomination and Date of Securities; Payments of
                            Interest  . . . . . . . . . . . . . . . . . . . .
                                                                            41

           SECTION 2.8  Registration, Transfer and Exchange . . . . . . . . .
                                                                            41


          SECTION 2.9  Mutilated, Defaced, Destroyed, Lost and Stolen
                            Securities  . . . . . . . . . . . . . . . . . . .
                                                                            44

           SECTION 2.10  Cancellation of Securities; Disposition Thereof  . .
                                                                            45

           SECTION 2.11  Temporary Securities . . . . . . . . . . . . . . . .
                                                                            46

           SECTION 2.12  CUSIP Numbers  . . . . . . . . . . . . . . . . . . .
                                                                            46

                                  ARTICLE THREE
                      COVENANTS OF THE ISSUER AND THE GUARANTOR . . . . . . .
                                                                            47


           SECTION 3.1  Payment of Principal and Interest . . . . . . . . . .
                                                                            47

           SECTION 3.2  Offices for Notices and Payments, etc.  . . . . . . .
                                                                            47

           SECTION 3.3  No Interest Extension . . . . . . . . . . . . . . . .
                                                                            47

           SECTION 3.4  Appointments to Fill Vacancies in Trustee's Office  .
                                                                            47

           SECTION 3.5  Provision as to Paying Agent  . . . . . . . . . . . .
                                                                            48

           SECTION 3.6  Limitation on Indebtedness  . . . . . . . . . . . . .
                                                                            49

           SECTION 3.7  Limitation on Restricted Payments . . . . . . . . . .
                                                                            50

           SECTION 3.8  Limitation on Transactions with Affiliates  . . . . .
                                                                            53

           SECTION 3.9  Disposition of Proceeds of Asset Sales  . . . . . . .
                                                                            53

           SECTION 3.10  Limitation on Liens  . . . . . . . . . . . . . . . .
                                                                            59

          SECTION 3.11  Limitation Upon Other Senior Subordinated
                            Indebtedness  . . . . . . . . . . . . . . . . . .
                                                                            59

          SECTION 3.12  Limitation on Dividends and Other Payment
                            Restrictions Affecting Subsidiaries . . . . . . .
                                                                            59

          SECTION 3.13  Limitation on Guaranties . . . . . . . . . . . . . .
                                                                            61
          SECTION 3.14  Purchase of Notes Upon Change in Control . . . . . .
                                                                            62

        SECTION 3.15  Payment of Taxes and Other Claims  . . . . . . . . .  65


          SECTION 3.16  Commission Reports and Reports to Holders of
                            Notes . . . . . . . . . . . . . . . . . . . . . .
                                                                            65


                                  ARTICLE FOUR
                    SECURITYHOLDERS LISTS AND REPORTS BY THE
                      ISSUER, THE GUARANTOR AND THE TRUSTEE . . . . . . . .65

         SECTION 4.1  Issuer and Guarantor to Furnish Trustee
                          Information as to Names and Addresses of
                          Securityholders . . . . . . . . . . . . . . . . .65

         SECTION 4.2  Preservation and Disclosure of Securityholders
                          Lists . . . . . . . . . . . . . . . . . . . . . .66

         SECTION 4.3  Reports by the Issuer and Guarantor . . . . . . . . .67

         SECTION 4.4  Reports by the Trustee  . . . . . . . . . . . . . .  68

                                  ARTICLE FIVE
                          REMEDIES OF THE TRUSTEE AND SECURITY HOLDERS
                                ON EVENT OF DEFAULT  . . . . . . . . . . 70

           SECTION 5.1  Events of Default . . . . . . . . . . . . . . . . . .
                                                                            70

           SECTION 5.2  Acceleration of Maturity; Rescission  . . . . . . . .
                                                                            73
         SECTION 5.3  Collection of Indebtedness and Suits for
                            Enforcement by Trustee  . . . . . . . . . . . . .
                                                                            73

           SECTION 5.4  Trustee May File Proofs of Claim  . . . . . . . . . .
                                                                            74

          SECTION 5.5  Trustee May Enforce Claims without Possession of
                          Notes . . . . . . . . . . . . . . . . . . . . . . 75

           SECTION 5.6  Application of Money Collected  . . . . . . . . . . .
                                                                            75

           SECTION 5.7  Limitations on Suits  . . . . . . . . . . . . . . . .
                                                                            76

           SECTION 5.8  Unconditional Right of Holders to Receive Payment . .
                                                                            76

           SECTION 5.9  Restoration of Rights and Remedies  . . . . . . . . .
                                                                            77

           SECTION 5.10  Rights and Remedies Cumulative . . . . . . . . . . .
                                                                            77

           SECTION 5.11  Delay or Omission Not Waiver . . . . . . . . . . . .
                                                                            77

           SECTION 5.12  Control by Holders of Notes  . . . . . . . . . . . .
                                                                            77

           SECTION 5.13  Waiver of Past Defaults  . . . . . . . . . . . . . .
                                                                            77

           SECTION 5.14  Waiver of Stay or Extension Laws . . . . . . . . . .
                                                                            78

           SECTION 5.15  Notice of Defaults . . . . . . . . . . . . . . . . .
                                                                            78


                                   ARTICLE SIX
                               CONCERNING THE TRUSTEE   . . . . . . . . . . .
                                                                            78

         SECTION 6.1  Duties and Responsibilities of the Trustee; During
                          Default; Prior to Default . . . . . . . . . . . . 78


         SECTION 6.2  Certain Rights of the Trustee . . . . . . . . . . . . 80


         SECTION 6.3 Trustee Not Responsible for Recitals, Disposition of Securities or Application of Proceeds Thereof . . .81


         SECTION 6.4  Trustee and Agents May Hold Securities;
                         Collections, etc. . . . . . . . . . . . . . . . .  81

         SECTION 6.5  Moneys Held by Trustee  . . . . . . . . . . . . . . . 81

         SECTION 6.6  Compensation and Indemnification of Trustee and
                          Its Prior Claim . . . . . . . . . . . . . . . . . 82

         SECTION 6.7  Right of Trustee to Rely on Officers' Certificate,
                          etc.  . . . . . . . . . . . . . . . . . . . . . . 83

         SECTION 6.8  Qualification of Trustee; Conflicting Interests . . . 83

         SECTION 6.9  Persons Eligible for Appointment as Trustee;
                          Different Trustees for Different Series . . . . . 83

         SECTION 6.10  Resignation and Removal; Appointment of Successor
                          Trustee . . . . . . . . . . . . . . . . . . . . . 84

         SECTION 6.11  Acceptance of Appointment by Successor Trustee . . . 85

         SECTION 6.12  Merger, Conversion, Consolidation or Succession
                          to Business of Trustee  . . . . . . . . . . . . . 86

         SECTION 6.13  Preferential Collection of Claims Against the
                          Issuer. . . . . . . . . . . . . . . . . . . . . . 87

          SECTION 6.14  Appointment of Authenticating Agent  . . . . . . . .87



                                  ARTICLE SEVEN
                           CONCERNING THE SECURITYHOLDERS   . . . . . . . . 88


         SECTION 7.1  Evidence of Action Taken by Securityholders . . . . . 88

         SECTION 7.2  Proof of Execution of Instruments and of Holding
                          of Securities . . . . . . . . . . . . . . . . . . 89

         SECTION 7.3  Holders to be Treated as Owners . . . . . . . . . . . 89

         SECTION 7.4  Securities Owned by Issuer and Guarantor Deemed
                            Not Outstanding . . . . . . . . . . . . . . . . 89


           SECTION 7.5  Right of Revocation of Action Taken . . . . . . . . 90


           SECTION 7.6  Record Date for Consents and Waivers  . . . . . . . .
                                                                            90


                                  ARTICLE EIGHT
                               SUPPLEMENTAL INDENTURES  . . . . . . . . . . .
                                                                            91


         SECTION 8.1  Supplemental Indentures Without Consent of
                          Securityholders . . . . . . . . . . . . . . . . . 91

         SECTION 8.2  Supplemental Indentures with Consent of
                          Securityholders . . . . . . . . . . . . . . . . . 93

         SECTION 8.3  Effect of Supplemental Indenture  . . . . . . . . .   95

         SECTION 8.4  Documents to Be Given to Trustee  . . . . . . . . .   95


         SECTION 8.5  Notation on Securities in Respect of Supplemental
                            Indentures  . . . . . . . . . . . . . . . . . . .
                                                                            95


                                  ARTICLE NINE
          CONSOLIDATION, MERGER, SALE, LEASE, EXCHANGE OR OTHER DISPOSITION .
                                                                            96


         SECTION 9.1  Issuer or Guarantor May Consolidate, etc., on
                            Certain Terms . . . . . . . . . . . . . . . . . .
                                                                            96

           SECTION 9.2  Successor Corporation to be Substituted . . . . . . .
                                                                            97

           SECTION 9.3  Opinion of Counsel to be Given Trustee  . . . . . . .
                                                                            98

                                 ARTICLE TEN
                          SATISFACTION AND DISCHARGE OF INDENTURE;
                        COVENANT DEFEASANCE; UNCLAIMED MONEYS . . . . . . .
                                                                            98


           SECTION 10.1  Satisfaction and Discharge of Indenture  . . . . . .
                                                                            98

        SECTION 10.2  Application by Trustee of Funds Deposited for
                             Payment of Securities . . . . . . . . . . . . . .
                                                                           102

            SECTION 10.3  Repayment of Moneys Held by Paying Agent . . . . . .
                                                                           102

         SECTION 10.4  Return of Moneys Held by Trustee and Paying Agent
                             Unclaimed for Two Years . . . . . . . . . . . . .
                                                                           102

            SECTION 10.5  Indemnity for U.S. Government Obligations  . . . . .
                                                                           103


                                    ARTICLE ELEVEN
                               MISCELLANEOUS PROVISIONS  . . . . . . . . . . .
                                                                           103


         SECTION 11.1  Partners, Incorporators, Stockholders, Officers
                          and Directors of Issuer and Guarantor Exempt
                          from Individual Liability . . . . . . . . . . . . 103

         SECTION 11.2  Provisions of Indenture for the Sole Benefit of
                             Parties and Holders of Securities . . . . . . . .
                                                                           103

         SECTION 11.3  Successors and Assigns of Issuer and Guarantor
                             Bound by Indenture  . . . . . . . . . . . . . . .
                                                                           103

         SECTION 11.4  Notices and Demands on Issuer, Guarantor, Trustee
                          and Holders of Securities . . . . . . . . . . . . 103

         SECTION 11.5  Officers' Certificates and Opinions of Counsel;
                             Statements to Be Contained Therein  . . . . . .
                                                                           104

            SECTION 11.6  Payments Due on Saturdays, Sundays and Holidays  . .
                                                                           105

         SECTION 11.7  Conflict of Any Provision of Indenture with Trust
                             Indenture Act of 1939 . . . . . . . . . . . . . .
                                                                           106

            SECTION 11.8  GOVERNING LAW  . . . . . . . . . . . . . . . . . . .
                                                                           106

            SECTION 11.9  Submission to Jurisdiction . . . . . . . . . . . . .
                                                                           106

            SECTION 11.10  Counterparts  . . . . . . . . . . . . . . . . . . .
                                                                           106

            SECTION 11.11  Effect of Headings  . . . . . . . . . . . . . . . .
                                                                           107


                                ARTICLE TWELVE
                      REDEMPTION OF SECURITIES AND SINKING FUNDS   . . . . . .
                                                                           107


            SECTION 12.1  Right of Redemption  . . . . . . . . . . . . . . . .
                                                                           107

            SECTION 12.2  Applicability of Article . . . . . . . . . . . . . .
                                                                           107

            SECTION 12.3  Election to Redeem; Notice to Trustee  . . . . . . .
                                                                           107

            SECTION 12.4  Selection by Trustee of Notes to Be Redeemed . . . .
                                                                           107

            SECTION 12.5  Notice of Redemption . . . . . . . . . . . . . . . .
                                                                           107

            SECTION 12.6  Deposit of Redemption Price  . . . . . . . . . . . .
                                                                           108

            SECTION 12.7  Notes Payable on Redemption Date . . . . . . . . . .
                                                                           109

            SECTION 12.8  Notes Redeemed in Part . . . . . . . . . . . . . . .
                                                                           109

                               ARTICLE THIRTEEN
                                     SUBORDINATION . . . . . . . . . . . . . .
                                                                           109


         SECTION 13.1  Securities Subordinated to Senior Indebtedness of
                          the Issuer  . . . . . . . . . . . . . . . . . . .109

         SECTION 13.2  Reliance on Certificate of Liquidating Agent;
                         Further Evidence as to Ownership of Senior
                             Indebtedness of the Issuer  . . . . . . . . . . .
                                                                           113

            SECTION 13.3  Payment Permitted If No Default  . . . . . . . . . .
                                                                           113

         SECTION 13.4  Disputes with Holders of Certain Senior
                             Indebtedness of the Issuer  . . . . . . . . . . .
                                                                           114

            SECTION 13.5  Trustee Not Charged with Knowledge of Prohibition  .
                                                                           114

            SECTION 13.6  Trustee to Effectuate Subordination  . . . . . . . .
                                                                           115

         SECTION 13.7  Rights of Trustee as Holder of Senior
                             Indebtedness of the Issuer  . . . . . . . . . . .
                                                                           115

            SECTION 13.8  Article Applicable to Paying Agents  . . . . . . . .
                                                                           115

         SECTION 13.9  Subordination Rights Not Impaired by Acts or
                          Omissions of the Issuer or Holders of Senior
                             Indebtedness of the Issuer  . . . . . . . . . . .
                                                                           115

         SECTION 13.10  Trustee Not Fiduciary for Holders of Senior
                          Indebtedness of the Issuer  . . . . . . . . . . .116


                               ARTICLE FOURTEEN
                                      GUARANTEES   . . . . . . . . . . . . . .
                                                                           116


            SECTION 14.1  Guarantee  . . . . . . . . . . . . . . . . . . . . .
                                                                           116

            SECTION 14.2  Subrogation  . . . . . . . . . . . . . . . . . . . .
                                                                           117

            SECTION 14.3  Execution and Delivery of Guarantees . . . . . . . .
                                                                           118

            SECTION 14.4  Agreement to Subordinate . . . . . . . . . . . . . .
                                                                           118

                    FORM OF AMENDED AND RESTATED INDENTURE


             FORM OF AMENDED AND RESTATED INDENTURE, dated as of December 15, 1993, and amended and restated as of ____________, 199_ (this "Indenture"), among TRITON ENERGY CORPORATION, a Delaware corporation, as issuer (the "Issuer"), _______________, a Cayman Islands company, as guarantor (the "Guarantor"), and UNITED STATES TRUST COMPANY OF NEW YORK, a New York corporation, as trustee (the "Trustee").


                             W I T N E S S E T H :

             WHEREAS, the Issuer has duly authorized the issuance from time to time of its unsecured senior subordinated debentures, notes or other evidences of indebtedness to be issued in one or more series (the "Securities") up to such principal amount or amounts as may from time to time be authorized in accordance with the terms of this Indenture; and

             WHEREAS, the Issuer and the Trustee are parties to the Indenture dated as of December 15, 1993 (as supplemented by the First Supplemental Indenture, dated as of December 15, 1993 (the "First Supplemental Indenture") and the Second Supplemental Indenture, dated as of May 12, 1995, and the Third Supplemental Indenture, dated as of __________, 1995 (the "Third Supplemental Indenture")); and

             WHEREAS, pursuant to the First Supplemental Indenture, the Issuer has provided for the issuance of its 9-3/4% Senior Subordinated Discount Notes due 2000 in the form attached hereto as Exhibit A and in the aggregate principal amount of $170 million (the "Notes"), which Notes constitute the only series of Securities heretofore issued pursuant to the Indenture; and

             WHEREAS, the Board of Directors of the Issuer has adopted a Board Resolution authorizing the Issuer to enter into this Indenture; and

             WHEREAS, the Guarantor desires to make the Guarantees provided herein; and

             WHEREAS, the Board of Directors of the Guarantor has adopted a Board Resolution authorizing the Guarantor to enter into this Indenture; and

             WHEREAS, the Issuer has requested the Trustee and the Trustee has agreed to join in the execution of this Indenture in accordance with the terms of Section 8.2 of the Indenture, and as contemplated by the Third Supplemental Indenture, and subject to the conditions set forth herein;


             NOW, THEREFORE, in consideration of the promises and mutual agreements herein contained, the Issuer, the Guarantor and the Trustee mutually covenant and agree for the equal and proportionate benefit of the Holders from time to time of the Notes as follows:


                                  ARTICLE ONE
                                  DEFINITIONS

             SECTION 1.1 For all purposes of this Indenture and of any indenture supplemental hereto the following terms shall have the respective meanings specified in this Section 1.1 (except as otherwise expressly provided herein or in any indenture supplemental hereto or unless the context otherwise clearly requires). All other terms used in this Indenture that are defined in the Trust Indenture Act of 1939, including terms defined therein by reference to the Securities Act of 1933, as amended (the "Securities Act"), shall have the meanings assigned to such terms in said Trust Indenture Act of 1939 and in said Securities Act as in force at the date of this Indenture (except as otherwise expressly provided herein or in any indenture supplemental hereto or unless the context otherwise clearly requires).

             All accounting terms used herein and not expressly defined shall have the meanings assigned to such terms in accordance with generally accepted accounting principles, and the term "generally accepted accounting principles" means such accounting principles as are generally accepted at the time of any computation.
             The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. The expressions "date of this Indenture", "date hereof", "date as of which this Indenture is dated" and "date of execution and delivery of this Indenture" and other expressions of similar import refer to the effective date of the original execution and delivery of this Indenture, viz. as of December 15, 1993.

             The terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular.

             "Accreted Amount" as of any date of determination prior to December 15, 1996 means the sum of (a) the initial offering price of the Notes and (b)the portion of the original issue discount per Note which shall have been amortized with respect to such Note through such date, such original issue discount to be so amortized at the rate of 9-3/4% per annum (such percentage being expressed as a percentage of the sum of the initial offering price plus previously amortized original issue discount) using semi-annual compounding of such rate on each December 15 and June 15, commencing June 15, 1994, from the date of issuance of the Notes through the date of determination. For any date on or after December 15, 1996, Accreted Amount shall mean 100% of the principal amount of the Notes.

             "Acquired Indebtedness" means Indebtedness of a Person (i) existing at the time such Person becomes a Subsidiary or (ii) assumed in connection with the acquisition of assets from a Person, other than Indebtedness incurred in connection with, or in contemplation of, such Person becoming a Subsidiary or such acquisition, as the case may be.

             "Affiliate" means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, that Person, or any other Person that owns, directly or indirectly, 5% or more of such Person's Capital Stock. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by contract or otherwise.

             "Asset Sale" means any conveyance, transfer, lease or other disposition (including, without limitation, by way of merger or consolidation), directly or indirectly, in any consecutive 12-month period, in one or a series of related transactions, of (i) any of the Capital Stock of any Subsidiary or Special Subsidiary (other than the primary issuance and sale by a Subsidiary or Special Subsidiary of the Capital Stock of such Subsidiary or Special Subsidiary and other than the sale and issuance of directors' qualifying shares), (ii) all or substantially all of the properties and assets of any division or line of business of the Guarantor or any of its "significant subsidiaries" (as defined in Regulation S-X promulgated by the Commission under the Exchange Act) or (iii) any other assets of the Guarantor or any of its Subsidiaries or Special Subsidiaries outside of the ordinary course of business; provided, however, that with respect to a Special Subsidiary, clause (iii) above shall only apply to the extent the Guarantor actually receives by dividend any of the net proceeds directly attributable thereto. For the purpose of this definition, the term "Asset Sale" shall not include any conveyance, transfer, lease or disposition of properties or assets of the Guarantor (A) the gross proceeds of which do not exceed $1,000,000,
(B) that is permitted pursuant to Section 9.1 of the Indenture or (C) that involves any transfer of Capital Stock, property or assets of a Subsidiary or Special Subsidiary to the Guarantor or any other Subsidiary or of the Guarantor to a Restricted Subsidiary.

             "Asset Sale Amount" shall have the meaning set forth in Section 3.9(c).

             "Asset Sale Offer" shall have the meaning set forth in Section 3.9(c).

             "Asset Sale Offer Date" shall have the meaning set forth in Section
3.9(c).

             "Asset Sale Offer Notice" shall have the meaning set forth in
Section 3.9(e).

             "Asset Sale Offer Price" shall have the meaning set forth in
Section 3.9(c).

             "Asset Sale Purchase Date" shall have the meaning set forth in
Section 3.9(d).

             "Asset Sale Purchase Notice" shall have the meaning set forth in
Section 3.9(f).

             "Authenticating Agent" shall have the meaning set forth in Section
6.14.

             "Average Quoted Price" means, with respect to any security, the average of the Quoted Prices of such security for 30 consecutive trading days ending on the last full trading day prior to the time of determination set by the Guarantor, which shall be any date no later than 10 days prior to the proposed incurrence of Indebtedness.

             "Bankruptcy Code" means the United States Bankruptcy Code, 11 United States Code Sections 101 et seq., or any successor statute thereto.

             "Board of Directors" means either the Board of Directors of the Issuer or the Guarantor, as the case may be, or any committee of that Board duly authorized to act on its behalf.

             "Board Resolution" means one or more resolutions, certified by the secretary or an assistant secretary of the Issuer or the Guarantor, as the case may be, to have been duly adopted or consented to by the Board of Directors and to be in full force and effect, and delivered to the Trustee.

             "Business Day" means, with respect to any Security, unless otherwise specified in a Board Resolution and an Officers Certificate with respect to a particular series of Securities, a day that (a) in the Place of Payment (or in any of the Places of Payment, if more than one) in which amounts are payable, as specified in the form of such Security, and (b) in the city in which the Corporate Trust Office is located, is not a day on which banking institutions are authorized or required by law or regulation to close.

             "Capital Stock" means, as applied to any Person, any and all shares, interests, participations, rights or other equivalents (however designated) of such Person's capital stock whether now outstanding or issued after the date of the Indenture except for Redeemable Stock.

             "Capitalized Lease Obligation" means, as applied to any Person, any obligation relating to any property (whether real, personal or mixed) by that Person as lessee which, in conformity with GAAP, is required to be accounted for as a capital lease on the balance sheet of that Person.

             "Cash Equivalents" means money, checks, demand deposit accounts, certificates of deposit or acceptances with a maturity of 180 days or less of any financial institution that is a member of the Federal Reserve System having combined capital and surplus and undivided profits of not less than $300,000,000, commercial paper with a maturity of 180 days or less issued by a corporation (except an Affiliate of the Guarantor) organized under the laws of any state of the United States of America or the District of Columbia and rated at least A-1 by Standard & Poor's Corporation and at least P-1 by Moody's Investors Service, Inc. and other instruments or investments of equivalent liquidity and safety.

             "Change in Control" of the Guarantor means the occurrence of any of the following: (i) any Person other than the Guarantor, any Subsidiary of the Guarantor, any Special Subsidiary or any employee benefit plan of either the Guarantor or any Subsidiary of the Guarantor or any Special Subsidiary, files a Schedule 13D or 14D-1 under the Exchange Act (or any successor schedule, form or report) disclosing that such Person has become the beneficial owner of 40% or more of the total combined voting power of the common stock and other voting Capital Stock of the Guarantor entitled to vote immediately in the election of directors, (ii) there shall be consummated any consolidation or merger of the Guarantor (a) in which the Guarantor is not the continuing or surviving corporation or (b) pursuant to which the common stock of the Guarantor would be converted into cash, securities or other property, in each case other than a consolidation or merger of the Guarantor in which the holders of the Guarantor's common stock immediately prior to the consolidation or merger have, directly or indirectly, at least a majority of the common equity of the continuing or surviving corporation immediately after the consolidation or merger or (iii) all or substantially all the Guarantor's assets are sold to any Person.

             "Change in Control Notice" shall have the meaning set forth in
Section 3.14(c).

             "Change in Control Offer" shall have the meaning set forth in
Section 3.14(c).

             "Change in Control Purchase Date" shall have the meaning set forth in Section 3.14(a).

             "Change in Control Purchase Notice" shall have the meaning set forth in Section 3.14(c).

             "Change in Control Purchase Price" shall have the meaning set forth in Section 3.14(a).

           "Colombian Assets" means (i) the Capital Stock of Triton Colombia,
(ii) the Capital Stock of any Subsidiary of Triton Colombia, (iii) the shares, interests, participations, rights or other equivalent means of ownership owned by the Guarantor or a Subsidiary of the Guarantor in any Joint Venture, provided such Joint Venture owns, directly or indirectly, oil and gas properties or other property interests or rights to oil and gas production in the Santiago de las Atalayas and the Tauramena contract areas in Colombia,
(iv) the Capital Stock of any Subsidiary of the Guarantor (other than Triton Colombia and its Subsidiaries) that owns, directly or indirectly, oil and gas properties or other property interests or rights to oil and gas properties in the Santiago de las Atalayas and the Tauramena contract areas in Colombia and
(v) assets, tangible and intangible, of the Guarantor or any Subsidiary or Joint Venture referred to in clauses (i) through (iv) of this definition that are located in or pertain directly to the operations of the Guarantor or any of its Subsidiaries in the Santiago de las Atalayas and the Tauramena contract areas in Colombia.

             "Colombian Sale Redemption Price" means (i) with respect to any repurchase date prior to December 15, 1996, a price equal to 100% of Accreted Amount of the Notes to be so redeemed plus the Make-Whole Premium, (ii) with respect to any repurchase date on or after December 15, 1996 and before December 15, 1997, a price equal to 100% of the principal amount of the Notes to be so redeemed plus accrued and unpaid interest to the repurchase date plus the Make-Whole Premium, and (iii) with respect to any repurchase date on or after December 15, 1997, at the Redemption Price then applicable with respect to an optional redemption pursuant to the terms of the Indenture plus accrued and unpaid interest to the repurchase date.

          "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the execution and delivery of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act of 1939, then the body performing such duties on such date.

             "Consolidated Net Income" of the Guarantor means, for any period taken as one accounting period, the net income (or loss) of the Guarantor on a consolidated basis for such period determined in conformity with GAAP.

             "Consolidated Net Tangible Assets" means the aggregate amount of assets included on the most recent consolidated balance sheet of the Guarantor and its Restricted Subsidiaries, less applicable reserves and other properly deductible items and after deducting therefrom (a) all current liabilities and
(b) all goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangibles, all in accordance with generally accepted accounting principles consistently applied.

             "Consolidated Net Worth" means, with respect to any Person, as at any date of determination, the consolidated stockholders' equity (or like balance sheet designation) of such Person as determined in accordance with GAAP.

             "Corporate Trust Office" means the office of the Trustee at which the corporate trust business of the Trustee shall, at any particular time, be principally administered, which office is, at the date as of which this Indenture is dated, located in New York, New York.

          "Currency Agreement" means any foreign exchange contract,currency swap agreement or other similar agreement or arrangement designed to protect the Guarantor or any of its Subsidiaries or the Special Subsidiaries against fluctuations in currency values.

             "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

             "Deficiency" shall have the meaning set forth in Section 3.9(c).

             "Depositary" means, with respect to the Securities of any series issuable or issued in the form of one or more Global Securities, the Person designated as Depositary by the Issuer pursuant to Section 2.3 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and, if at any time there is more than one such Person, "Depositary" as used with respect to the Securities of any such series shall mean the Depositary with respect to the Global Securities of such series.

             "Dollars" and the sign "$" means the coin and currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

             "Excess Proceeds" shall have the meaning set forth in Section
3.9(b).

             "Exchange Act" means the Securities Exchange Act of 1934, as amended.

             "Event of Default" means any event or condition specified as such in Section 5.1

          "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of the Indenture.

             "Global Security" means a Security evidencing all or a part of a series of Securities issued to the Depositary for such series in accordance with Section 2.3 and bearing the legend prescribed in Section 2.4.

             "guarantee" means, as applied to any obligation, (i) a guaranty (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner, of any part or all of such obligation and (ii) an agreement, direct or indirect, contingent or otherwise, the practical effect of which is to assure in any way the payment or performance (or payment of damages in the event of non-performance) of any part or all of such obligation, including, without limiting the foregoing, the payment of amounts drawn down by letters of credit.

             "Guarantee" means any guarantee of the Guarantor endorsed on a Security authenticated and delivered pursuant to this Indenture and shall include the guarantee set forth in Exhibit B hereto.

         "Guarantor" means the Person named as the "Guarantor" in the first paragraph of this Indenture until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter, "Guarantor" shall mean such successor corporation.

       "Holder", "Holder of Securities", "Securityholder" or other similar terms mean, in the case of any Security, the Person in whose name such Security is registered in the security register kept by the Issuer for that purpose in accordance with the terms hereof.

             "Indebtedness" of any Person means, without duplication, with respect to any Person, any indebtedness, whether or not contingent, in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements with respect thereto) or representing the balance deferred and unpaid of the purchase price of any property (including pursuant to Capitalized Lease Obligations and any conditional sale or other title retention agreement), except any such balance that constitutes an accrued expense or trade payable, if and to the extent any of the foregoing indebtedness would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP (but does not include contingent liabilities which appear only in a footnote to a balance sheet), and Indebtedness shall also include, to the extent not otherwise included, the guaranty of items which would be included within this definition and obligations in respect of Currency Agreements, the notional amount with respect to Interest Rate Agreements and the liquidation value of Preferred Stock (except that Indebtedness shall not include Preferred Stock of the Guarantor or Preferred Stock of the Issuer).

             "Indenture" means this instrument as originally executed and delivered or, if amended or supplemented as herein provided, as so amended or supplemented or both, including, for all purposes of this instrument and any such supplement, the provisions of the Trust Indenture Act of 1939 that are deemed to be a part of and govern this instrument and any such supplement, respectively, and shall include the forms and terms of particular series of Securities established as contemplated hereunder.

             "Intercompany Agreement" means an intercompany agreement substantially in the form attached as Exhibit C to this Indenture.

             "Interest" means, when used with respect to non-interest bearing Securities (including, without limitation, any Original Issue Discount Security that by its terms bears interest only after maturity or upon default in any other payment due on such Security), interest payable after maturity (whether at stated maturity, upon acceleration or redemption or otherwise) or after the date, if any, on which the Issuer becomes obligated to acquire a Security, whether upon conversion, by purchase or otherwise.

             "Interest Rate Agreements" means the obligations of any Person pursuant to any interest rate swap agreement, interest rate collar agreement or other similar agreement or arrangement designed to protect such Person or any of its Subsidiaries against fluctuations in interest rates.

        "Investment" means any direct or indirect advance, loan (other than advances to customers in the ordinary course of business, which are recorded as accounts receivable on the balance sheet of any Person) or other extension of credit or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase or acquisition of Capital Stock, bonds, notes, debentures or other securities issued by, any other Person.

             "Issuer" means Triton Energy Corporation, a Delaware corporation, and, subject to Article Nine, its successors and assigns.

             "Issuer Order" means a written statement, request or order of the Issuer or the Guarantor, as the case may be, which is signed in the name of the Issuer or the Guarantor, as the case may be, by the chairman of the Board of Directors, the president or any vice president of the Issuer or the Guarantor, as the case may be, and delivered to the Trustee.

        "Joint Venture" means a joint venture, partnership or other similar arrangement, whether in corporate, partnership or other legal form, provided that, as to any such arrangement in corporate form, such corporation shall not, as to any Person of which such corporation is a Subsidiary, be considered to be a Joint Venture to which such Person is a party.

             "Lien" means any mortgage, lien, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest).

             "Make-Whole Premium" means, (I) at any time prior to December 15, 1996, the greater of (i) 1.0% of the Accreted Amount of such Note at such time and (ii) the excess of (A) the present value at such time of the Redemption Price of such Note as of any optional Redemption Date designated by the Issuer and all cash interest which would be payable or would accrue thereon through such Redemption Date, computed using a discount rate equal to the Treasury Yield plus 100 basis points, over (B) the Accreted Amount of such Note at such time or (II) at any time on or after December 15, 1996, the greater of (i) 1.0% of the principal amount of such Note plus accrued and unpaid interest to such date and (ii) the excess of (A) the present value at such time of the Redemption Price of such Note, computed as provided in clause (I)(ii)(A) above, over (B) the principal amount of such Note and accrued and unpaid interest thereon at such time.

             "Material Subsidiary" means, at the time of determination, any Subsidiary or Special Subsidiary of the Guarantor that (a) accounted for more than five percent of the consolidated revenues of the Guarantor for the most recently completed fiscal year of the Guarantor or its predecessor or (b) was the owner of more than five percent of the consolidated assets of the Guarantor as at the end of such fiscal year, all as shown on the consolidated financial statements of the Guarantor or its predecessor for such fiscal year.

             "Net Cash Proceeds" means, with respect to any Asset Sale, the proceeds thereof in the form of cash or Cash Equivalents including payments in respect of deferred payment obligations when received in the form of cash or Cash Equivalents (except to the extent that such obligations are financed or sold with recourse to the Guarantor or any Subsidiary) net of (i) brokerage commissions and other reasonable fees and expenses (including fees and expenses of counsel and investment bankers) related to such Asset Sale, (ii) provisions for all taxes payable as a result of such Asset Sale, (iii) payments made to retire Indebtedness where payment of such Indebtedness is required in connection with such Asset Sale and (iv) appropriate amounts to be provided by the Issuer or any Subsidiary, as the case may be, as a reserve, in accordance with GAAP, against any liabilities associated with such Asset Sale and retained by the Guarantor or any Subsidiary, as the case may be, after such Asset Sale, including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Asset Sale.

             "Notes" means the Issuer's 9-3/4% Senior Subordinated Discount Notes due 2000 in the aggregate principal amount of $170 million.

             "1997 Guarantee" means the Guarantor's Guarantee in respect of the 1997 Notes.

             "1997 Notes" means the Issuer's 12 1/2% Senior Subordinated Discount Notes due 1997 in the aggregate principal amount of $240 million.

       "Officers' Certificate", means a certificate signed by the chairman of the Board of Directors, the president, or any vice president and by the treasurer, any assistant treasurer, the controller, any assistant controller, the secretary or any assistant secretary of the Issuer, or the Guarantor, as the case may be. Each such certificate shall include the statements provided for in Section 11.5 if and to the extent required by the provisions of such
Section 11.5. One of the officers signing each of the Officers' Certificate given pursuant to Section 4.3, shall be the principal executive, financial or accounting officer of the Issuer and the Guarantor, respectively.

             "Oil and Gas Reserve Estimate" means, on an after-tax basis, the standardized measure of discounted future net cash inflows relating to proved oil and gas reserves as calculated in accordance with Statement of Financial Accounting Standards No. 69, as in effect on the date of this Indenture, as adjusted for any (i) back-in interests or interest equalization and unitization arrangements with third parties and (ii) acquisitions, transfers or dispositions of interests in such reserves since the date as of which such standardized measure has been calculated (it being understood that in the case of any acquisition, the right to include such estimates shall be dependent upon the availability of such estimate from a nationally recognized engineering firm).

        "Opinion of Counsel" means an opinion in writing signed by the chief counsel of the Issuer or the Guarantor or by such other legal counsel who may be an employee of or counsel to the Issuer or the Guarantor and who shall be reasonably satisfactory to the Trustee. Each such opinion shall include the statements provided for in Section 11.5, if and to the extent required by the provisions of such Section 11.5.

             "Original issue date" of any Security (or portion thereof) means the earlier of (a) the date of such Security or (b) the date of any Security (or portion thereof) for which such Security was issued (directly or indirectly) on registration of transfer, exchange or substitution.

             "Original issue discount" of any debt security, including any Original Issue Discount Security, means the difference between the principal amount of such debt security and the initial issue price of such debt security (as set forth in the case of an Original Issue Discount Security on the face of such Security).

             "Original Issue Discount Security" means any Security that provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to Article Five.

             "Outstanding" when used with reference to Securities, shall, subject to the provisions of Section 7.4, mean, as of any particular time, all Securities authenticated and delivered by the Trustee under this Indenture, except:

             (a) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

             (b) Securities (other than Securities of any series as to which the provisions of Article Ten hereof shall not be applicable), or portions thereof, for the payment or redemption of which moneys or U.S. Government Obligations (as provided for in Section 10.1) in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Issuer) or shall have been set aside, segregated and held in trust by the Issuer for the Holders of such Securities (if the Issuer shall act as its own paying agent), provided that, if such Securities, or portions thereof, are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as herein provided, or provision satisfactory to the Trustee shall have been made for giving such notice; and

             (c) Securities which shall have been paid or in substitution for which other Securities shall have been authenticated and delivered pursuant to the terms of Section 2.9 (except with respect to any such Security as to which proof satisfactory to the Trustee is presented that such Security is held by a Person in whose hands such Security is a legal, valid and binding obligation of the Issuer).

             In determining whether the Holders of the requisite aggregate principal amount of Outstanding Securities of any or all series have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding for such purposes shall be the portion of the principal amount thereof that would be due and payable as of the date of such determination (as certified by the Issuer to the Trustee) upon a declaration of acceleration of the maturity thereof pursuant to Article Five.

             "Periodic Offering" means an offering of Securities of a series from time to time, the specific terms of which Securities, including, without limitation, the rate or rates of interest, if any, thereon, the stated maturity or maturities thereof and the redemption provisions, if any, with respect thereto, are to be determined by the Issuer or its agents upon the issuance of such Securities.

             "Permitted Indebtedness" means (i) the Notes and the Guarantees;
(ii) the 1997 Notes and the 1997 Guarantee; (iii) Indebtedness of the Issuer or any of its Subsidiaries or Special Subsidiaries outstanding on the date of the Indenture; (iv) obligations pursuant to Interest Rate Agreements or Currency Agreements; (v) with respect to any assets acquired or constructed after the date of this Indenture (including unimproved real property acquired prior to the date of this Indenture), Indebtedness under Capitalized Lease Obligations and purchase money mortgages; (vi) Indebtedness of the Guarantor or any Subsidiary in respect of trade letters of credit and standby letters of credit incurred in the ordinary course of business in an aggregate amount not to exceed $25,000,000 at any time outstanding; (vii) loans or advances from a Subsidiary to the Guarantor or another Subsidiary, provided that the obligation of the obliger of such Indebtedness is subject to an Intercompany Agreement; (viii) Indebtedness of the Guarantor or any Subsidiary consisting of (A) guaranties, indemnities or obligations in respect of purchase price adjustments in connection with the acquisition or disposition of assets and
(B) guarantees of the Indebtedness of a Restricted Subsidiary, provided, however, that (I) to the extent such transaction involves an Affiliate, the obligation of the guarantor of such guarantee is subject to an agreement substantially in the form of the Intercompany Agreement, (II) such guarantee is subordinated to the Notes and the Guarantees, and the agreement governing the guarantee shall include subordination provisions substantially similar to those set forth in the Indenture subordinating such guarantee to the Notes and the Guarantees to the same extent as if the Notes were Senior Indebtedness of the Issuer and the Guarantees were Senior Indebtedness of the Guarantor, and (III) such incurrence of the guarantee is otherwise permitted under the provisions of Section 3.7 of the Indenture; (ix) any obligation or liability of the Guarantor or any Subsidiary in respect of leasehold interests assigned by the Guarantor or such Subsidiary to any other Person; (x) Indebtedness of the Guarantor to any Restricted Subsidiary, provided, however, that (I) the obligation of the obligor of such Indebtedness is subject to an Intercompany Agreement, (II) such Indebtedness is subordinated to the Notes and the Guarantees, and the agreement governing such Indebtedness shall include subordination provisions substantially similar to those set forth in the Indenture subordinating such Indebtedness to the Notes and the Guarantees to the same extent as if the Notes were Senior Indebtedness of the Issuer and the Guarantees were Senior Indebtedness of the Guarantor, and (III) such incurrence of Indebtedness is otherwise permitted under the provisions of Section 3.7 of the Indenture; (xi) any renewals, extensions, substitutions, refinancings or replacements of any Indebtedness, including any successive extensions, renewals, substitutions, refinancings or replacements so long as the aggregate amount of Indebtedness represented thereby is not increased by such renewal, extension, substitution, refinancing or replacement unless otherwise permitted in the Indenture, such renewal, extension, substitution, refinancing or replacement does not reduce the average life to stated maturity or the stated maturity of such Indebtedness and, if the Indebtedness being renewed, extended, substituted, refinanced orreplaced is Indebtedness of the Guarantor, such renewal, extension, substitution, refinancing or replacement shall be Indebtedness of the Guarantor; and (xii) additional Indebtedness (including Acquired Indebtedness) having a principal amount outstanding at issuance or at the date of assumption not to exceed $100 million, at any time outstanding.

       "Permitted Investments" means (i) transactions reflected as debits and credits on the books and records of the Guarantor and entered into in the ordinary course of business, consistent with past practices, in connection with the Guarantor's cash management system and ongoing cost and reimbursement arrangements among the Guarantor and its Restricted Subsidiaries, all in accordance with GAAP, (ii) Investments in Restricted Subsidiaries, and (iii) Investments in an aggregate amount not exceeding $20 million outstanding at any time.

             "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, estate, unincorporated organization or government or any agency or political subdivision thereof.

             "Place of Payment", when used with respect to the Securities of any series, means the place or places where the principal of and interest, if any, on the Securities of such series are payable as determined in accordance withSection 2.3.

             "Preferred Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) or such Person's preferred or preference stock whether now outstanding or issued after the date of the Indenture, which is preferred as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation of such Person, and includes, without limitation, all classes and series of preferred or preference stock.

             "Principal" of a debt security, including any Security, means the amount (including, without limitation, if and to the extent applicable, any premium and, in the case of an Original Issue Discount Security, any accrued original issue discount, but excluding interest) that is payable with respect to such debt security as of any date and for any purpose (including, without limitation, in connection with any sinking fund, if any, upon any redemption at the option of the Issuer, upon any purchase or exchange at the option of the Issuer or the holder of such debt security and upon any acceleration of the maturity of such debt security).

             "Principal amount" of a debt security, including any Security, means the principal amount as set forth on the face of such debt security.

             "Quoted Price" with respect to any security means the last reported sales price (or, if no sales prices are reported, the average of the high and low bid prices on the last preceding trading day) of such security on the New York Stock Exchange Composite Tape or such other international, national or regional stock exchange upon which such security is listed, or, if such security is not listed on an international, national or regional stock exchange, as quoted on the National Association of Securities Dealers Automated Quotation System or the National Quotation Bureau Incorporated or similar quotation system. In the absence of one or more such quotations, the Board of Directors of the Guarantor shall be entitled to determine the Quoted Price on the basis of such quotations or other information as it considers appropriate.

             "Record date" shall have the meaning set forth in Section 2.7.

             "Redeemable Stock" means any equity security that by its terms or otherwise is required to be redeemed prior to the Stated Maturity of the Notes, or is redeemable at the option of the holder thereof at any time prior to the Stated Maturity of the Notes.

             "Redemption Date" when used with respect to any Note to be redeemed, means the date fixed for such redemption by or pursuant to the Indenture.

             "Redemption Price" when used with respect to any Note to be redeemed, means the price at which it is to be redeemed pursuant to the Indenture.

             "Responsible Officer", when used with respect to the Trustee, means any officer of the Trustee with direct responsibility for the administration of this Indenture.

             "Restricted Payment" shall have the meaning set forth in Section
3.7.

             "Restricted Subsidiary" means any Person of which at least 90% of the total voting power of outstanding shares of Capital Stock entitled
(without regard to the occurrence of any contingency which does or may suspend or dilute the voting rights of such stock) to vote in the election of directors, managers or trustees thereof is at such time owned or controlled by the Guarantor directly or through one or more of the other Subsidiaries of the Guarantor or a combination thereof, provided, however, that Triton Colombia shall be deemed a Restricted Subsidiary for all purposes of this definition for as long as the Guarantor shall retain the beneficial ownership of any of its Capital Stock having the right to vote on matters brought before shareholders generally, and provided, further, that a Special Subsidiary shall be deemed a Restricted Subsidiary at such time as it becomes at least 90% owned in accordance with this definition.

             "Securities Act" shall have the meaning set forth in Section 1.1.

             "Security" or "Securities" has the meaning stated in the first recital of this Indenture or, as the case may be, Securities that have been authenticated and delivered pursuant to this Indenture.

             "Senior Indebtedness of the Guarantor" shall mean (i) the principal of and premium, if any, and interest on and all other monetary obligations of every kind or nature due on or in connection with any Indebtedness of the Guarantor (other than as otherwise provided in this definition), whether outstanding on the date of the Indenture or thereafter created, incurred or assumed, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall not be senior in right of payment to the Guarantees, and (ii) Indebtedness outstanding or incurred after the date of the Indenture under the Guarantor's bank agreements. Notwithstanding the foregoing, Senior Indebtedness of the Guarantor shall not include (a) the principal of and premium, if any, and interest on and all other monetary obligations of every kind or nature due on or in connection with any Indebtedness of the Guarantor to a Subsidiary or any other Affiliate of the Guarantor or any of such Affiliate's subsidiaries, (b) Indebtedness that is subordinate or junior in right of payment to any Indebtedness of the Guarantor (including the 1997 Guarantees, as to which the Guarantees shall rank pari passu in right of payment), (c) Indebtedness that, when incurred, was without recourse to the Guarantor, (d) any liability for federal, state, local or other taxes owed or owing by the Guarantor, (e) that portion of any Indebtedness which at the time of issuance is issued in violation of the Indenture, (f) Indebtedness that is represented by Redeemable Stock, (g) amounts owing under leases (other than any Capitalized Lease Obligations), or (h) all amounts owed (except to banks and other financing institutions) for goods, materials or services purchased in the ordinary course of business or for compensation to employees.

         "Senior Indebtedness of the Issuer" shall mean (i) the principal of and premium, if any, and interest on and all other monetary obligations of every kind or nature due on or in connection with any Indebtedness of the Issuer (other than as otherwise provided in this definition), whether outstanding on the date of the Indenture or thereafter created, incurred or assumed, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall not be senior in right of payment to the Notes, and (ii) Indebtedness outstanding or incurred after the date of the Indenture under the Issuer's bank agreements. Notwithstanding the foregoing, Senior Indebtedness of the Issuer shall not include (a) the principal of and premium, if any, and interest on and all other monetary obligations of every kind or nature due on or in connection with any Indebtedness of the Issuer to a Subsidiary or any other Affiliate of the Issuer or any of such Affiliate's subsidiaries, (b) Indebtedness that is subordinate or junior in right of payment to any Indebtedness of the Issuer (including the 1997 Notes, as to which the Notes shall rank pari passu in right of payment), (c) Indebtedness that, when incurred, was without recourse to the Issuer, (d) any liability for federal, state, local or other taxes owed or owing by the Issuer, (e) that portion of any Indebtedness which at the time of issuance is issued in violation of the Indenture, (f) Indebtedness that is represented by Redeemable Stock, (g) amounts owing under leases (other than any Capitalized Lease Obligations), or (h) all amounts owed (except to banks and other financing institutions) for goods, materials or services purchased in the ordinary course of business or for compensation to employees.

             "Senior Subordinated Indebtedness" means the Securities, the Guarantees and any other Indebtedness of the Issuer or the Guarantor that ranks pari passu with the Securities. Any Indebtedness of the Issuer or the Guarantor that is subordinate or junior by its terms in right of payment to any other Indebtedness of the Issuer or the Guarantor shall be subordinate to Senior Subordinated Indebtedness unless the instrument creating or evidencing the same or pursuant to which the same is outstanding specifically provides that such Indebtedness (i) is to rank pari passu with other Senior Subordinated Indebtedness and (ii) is not subordinated by its terms to any Indebtedness of the Issuer or the Guarantor which is not Senior Indebtedness of the Issuer or Senior Indebtedness of the Guarantor, respectively.

             "Special Subsidiaries" means Triton Europe p.l.c., Crusader Limited, New Zealand Petroleum Company Limited and Aero Services
International, Inc.

             "Stated Maturity" when used with respect to any Note, means the date specified in such Note as the fixed date on which the principal of such
Note is due and payable.

             "Subordinated Indebtedness" means the Securities, the Guarantees, any other Senior Subordinated Indebtedness and any other Indebtedness that is subordinate or junior in right of payment to Senior Indebtedness of the Issuer or Senior Indebtedness of the Guarantor.

             "Subsidiary" means any Person of which at least 50% of the total voting power of outstanding shares of Capital Stock entitled (without regard to the occurrence of any contingency which does or may suspend or dilute the voting rights of such stock) to vote in the election of directors, managers or trustees thereof is at such time owned or controlled, by any Person directly or through one or more of the other Subsidiaries of that Person or a combination thereof, provided, however, that Triton Colombia shall be deemed a Subsidiary of the Guarantor for all purposes of this definition and the Indenture for as long as the Guarantor shall retain the beneficial ownership of any of its Capital Stock having the right to vote on matters brought before shareholders generally, and provided, further, that for purposes of this definition, the term Subsidiaries shall not include any Special Subsidiary until such time as it becomes a Restricted Subsidiary.

             "Treasury Yield" means the yield to maturity at the time of computation of United States Treasury securities with a constant maturity (as compiled by and published in the most recent Federal Reserve Statistical Release H.15 (519) which has become publicly available at least two Business Days prior to the applicable repurchase date (or, if such Statistical Release is no longer published, any publicly available source of similar market data)) most nearly equal to the then remaining term of the Notes to the optional Redemption Date designated for purposes of the calculation of the Make-Whole Premium, provided that if such remaining term is not equal to the constant maturity of a United States Treasury security for which a weekly average yield is given, the Treasury Yield shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of United States Treasury securities for which such yields are given, except that if such remaining term is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year shall be used.

             "Triton Colombia" means Triton Colombia, Inc., one of the Guarantor's Wholly-owned Subsidiaries.

             "Trust Indenture Act of 1939" (except as otherwise provided in Sections 8.1 and 8.2) means the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, as in force at the date as of which this Indenture is originally executed.

             "Trustee" means the Person identified as "Trustee" in the first paragraph hereof and, subject to the provisions of Article Six, shall also include any successor trustee. "Trustee" shall also mean or include each Person who is then a trustee hereunder and, if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the trustee with respect to the Securities of such series.

             "Unrestricted Subsidiary" means (a) any Subsidiary acquired or organized after the date hereof, provided, however, that such Subsidiary shall not be a successor, directly or indirectly, to any Restricted Subsidiary, and
(b) any Subsidiary substantially all the assets of which consist of stock or other securities of a Subsidiary or Subsidiaries of the character described in clause (a) of this paragraph, unless and until such Subsidiary shall have been designated to be a Restricted Subsidiary pursuant to clause (b) of the definition of "Restricted Subsidiary".

             "U.S. Government Obligations" shall have the meaning set forth in
Section 10.1(B).

             "Vice president," when used with respect to the Issuer, the Guarantor or the Trustee, means any vice president, regardless of whether designated by a number or a word or words added before or after the title "vice president."

             "Voting Stock" means the Capital Stock of any class or kind ordinarily (without regard to the occurrence of any contingency) having the power to vote for the election of directors of the Issuer or the Guarantor.

             "Wholly-owned Subsidiary" means, with respect to any Person, any Subsidiary of such Person, all of the outstanding shares of Capital Stock having the right to participate in the residual equity of such Subsidiary (other than qualifying shares required to be owned by directors) of which are owned directly by such Person or a wholly-owned Subsidiary of such Person.

             "Yield to Maturity" means the yield to maturity on a series of Securities, calculated at the time of issuance of such series, or, if applicable, at the most recent redetermination of interest on such series, and calculated in accordance with generally accepted financial practice or as otherwise provided in the terms of such series of Securities.

                                   ARTICLE TWO
                                   SECURITIES


       SECTION 2.1 Forms Generally. The Securities of each series shall be substantially in such form (not inconsistent with this Indenture) as shall be established by or pursuant to one or more Board Resolutions (as set forth in a Board Resolution or, to the extent established pursuant to rather than set forth in a Board Resolution, an Officers' Certificate detailing such establishment) or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have imprinted or otherwise reproduced thereon such legend or legends or endorsements, not inconsistent with the provisions of this Indenture, as may be required to comply with any law or with any rules or regulations pursuant thereto, or with any rules of any securities exchange or to conform to general usage, all as may be determined by the officers executing such Securities, as evidenced by their execution of such Securities. The Notes shall be in the form attached hereto as Exhibit A.

             The Guarantees to be endorsed on the Securities of each series shall be in substantially such form as shall be established by or pursuant to a Board Resolution of the Guarantor (as set forth in a Board Resolution or, to the extent established pursuant to rather than set forth in a Board Resolution, an Officers' Certificate detailing such establishment) or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have imprinted or otherwise reproduced thereon such legend or legends or endorsements not inconsistent with the provisions of this Indenture, as may be required to comply with any law or with any rules or regulations pursuant thereto or rules of any securities exchange or to conform to general usage, all as may be determined by the person duly authorized thereto executing such Guarantees, all as evidenced by such execution. The Guarantees shall be in the form attached hereto as Exhibit B.

             The definitive Securities and Guarantees shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities and the Guarantees as evidenced by their execution of such Securities and the Guarantees.

            SECTION 2.2 Form of Trustee's Certificate of Authentication. The Trustee's certificate of authentication on all Securities shall be substantially as follows:

             This is one of the Securities of the series designated herein referred to in the within mentioned Indenture.

                           UNITED STATES TRUST COMPANY OF NEW YORK, as Trustee


                           By______________________________
                                 as Authorized Signatory



             If at any time there shall be an Authenticating Agent appointed with respect to any series of Securities, then the Securities of such series shall bear, in addition to the Trustee's certificate of authentication, an alternate Certificate of Authentication which shall be substantially as follows:

             This is one of the Securities of the series designated herein referred to in the within mentioned Indenture.

                         UNITED STATES TRUST COMPANY OF NEW YORK, as Trustee


                         By______________________________
                         as Authenticating Agent



                         By______________________________
                         Authorized Signatory


             SECTION 2.3 Amount Unlimited Issuable in Series. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

             The Securities may be issued in one or more series and the Securities of each such series shall rank equally and pari passu with the Securities of each other series, but all Securities issued hereunder shall be subordinate and junior in right of payment, to the extent and in the manner set forth in Article Thirteen, to all Senior Indebtedness of the Issuer and the related Guarantees shall be subordinate and junior in right of payment, to the extent and in the manner set forth in Article Fourteen, to all Senior Indebtedness of the Guarantor. There shall be established in or pursuant to one or more Board Resolutions (and, to the extent established pursuant to rather than set forth in a Board Resolution, in an Officers' Certificate detailing such establishment) or established in one or more indentures supplemental hereto, prior to the initial issuance of Securities of any series:

             (1) the designation of the Securities of the series, which shall distinguish the Securities of such series from the Securities of all other series;

             (2) any limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 2.8, 2.9, 2.11, 8.5 or 12.3);

           (3) the date or dates on which the principal of the Securities of the series is payable;

           (4) the rate or rates at which the Securities of the series shall bear interest, if any, the date or dates from which any such interest shall accrue, on which any such interest shall be payable and on which a record shall be taken for the determination of Holders to whom any such interest is payable or the method by which such rate or rates or date or dates shall be determined or both;

             (5) the place or places where and the manner in which the principal of, premium, if any, and interest, if any, on Securities of the series shall be payable (if other than as provided in Section 3.2) and the office or agency for the Securities of the series maintained by the Issuer pursuant to Section 3.2;

         (6) the right, if any, of the Issuer to redeem, purchase or repay Securities of the series, in whole or in part, at its option and the period or periods within which, the price or prices (or the method by which such price or prices shall be determined or both) at which, the form or method of payment therefor if other than in cash and any terms and conditions upon which and the manner in which (if different from the provisions of Article Twelve) Securities of the series may be so redeemed, purchased or repaid, in whole or in part pursuant to any sinking fund or otherwise;

             (7) the obligation, if any, of the Issuer to redeem, purchase or repay Securities of the series in whole or in part pursuant to any mandatory redemption, sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which the price or prices (or the method by which such price or prices shall be determined or both) at which, the form or method of payment therefor if other than in cash and any terms and conditions upon which and the manner in which (if different from the provisions of Article Twelve) Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

             (8) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

             (9) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon acceleration of the maturity thereof;

             (10) whether Securities of the series will be issuable as Global Securities;

             (11) if the Securities of such series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, the form and terms of such certificates, documents or conditions;

             (12) any trustees, depositaries, authenticating or paying agents, transfer agents or registrars or any other agents with respect to the Securities of such series;

             (13) any deleted, modified or additional events of default or remedies or any deleted, modified or additional covenants with respect to the Securities of such series;

             (14) whether the provisions of Section 10.1(C) will be applicable to Securities of such series;

             (15) any provision relating to the issuance of Securities of such series at an original issue discount (including, without limitation, the issue price thereof, the rate or rates at which such original issue discount shall accrete, if any, and the date or dates from or to which or period or periods during which such original issue discount shall accrete at such rate or rates);

             (16) if other than Dollars, the foreign currency in which payment of the principal of, premium, if any, and interest, if any, on the Securities of such series shall be payable;

             (17) if other than United States Trust Company of New York is to act as Trustee for the Securities of such series, the name and Corporate Trust Office of such Trustee;

             (18) if the amounts of payments of principal of, premium, if any, and interest, if any, on the Securities of such series are to be determined with reference to an index, the manner in which such amounts shall be determined; and

             (19)  any other terms of the series.

        All Securities of any one series shall be substantially identical, except as to denomination and except as may otherwise be provided by or pursuant to the Board Resolution or Officers' Certificate referred to above or as set forth in any such indenture supplemental hereto. All Securities of any one series need not be issued at the same time and may be issued from time to time, consistent with the terms of this Indenture, if so provided by or pursuant to such Board Resolution, such Officers' Certificate or in any such indenture supplemental hereto.

             Any such Board Resolution or Officers' Certificate referred to above with respect to Securities of any series and the related Guarantees filed with the Trustee on or before the initial issuance of the Securities of such series and the related Guarantees shall be incorporated herein by reference with respect to Securities of such series and the related Guarantees and shall thereafter be deemed to be a part of the Indenture for all purposes relating to Securities of such series and the related Guarantees as fully as if such Board Resolution or Officers' Certificate were set forth herein in full.

       SECTION 2.4 Authentication and Delivery of Securities. The Issuer may deliver Securities of any series executed by the Issuer having endorsed thereon Guarantees executed by the Guarantor to the Trustee for authentication together with the applicable documents referred to below in this Section 2.4, and the Trustee shall thereupon authenticate and deliver such Securities to, or upon the order of the Issuer (contained in the Issuer Order referred to below in this Section 2.4) or pursuant to such procedures acceptable to the Trustee and to such recipients as may be specified from time to time by an Issuer Order. The maturity date, original issue date, interest rate, if any, and any other terms of the Securities of such series shall be determined by or pursuant to such Issuer Order and procedures. If provided for in such procedures and agreed to by the Trustee, such Issuer Order may authorize authentication and delivery pursuant to oral instructions from the Issuer or its duly authorized agent, which instructions shall be promptly confirmed in writing. In authenticating the Securities of such series and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive (in the case of subparagraphs (2), (3) and (4) below only at or before the time of the first request of the Issuer to the Trustee to authenticate Securities of such series) and (subject to Section 6.1) shall be fully protected in relying upon, unless and until such documents have been superseded or revoked:

       (1) an Issuer Order requesting such authentication and setting forth delivery instructions if the Securities of such series are not to be delivered to the Issuer, provided that, with respect to Securities of a series subject to a Periodic Offering, (a) such Issuer Order may be delivered by the Issuer to the Trustee prior to the delivery to the Trustee of such Securities for authentication and delivery, (b) the Trustee shall authenticate and deliver Securities of such series for original issue from time to time, in an aggregate principal amount not exceeding the aggregate principal amount established for such series, pursuant to an Issuer Order or pursuant to procedures acceptable to the Trustee as may be specified from time to time by an Issuer Order, (c) the maturity date or dates, original issue date or dates, interest rate or rates, if any, and any other terms of Securities of such series shall be determined by an Issuer Order or pursuant to such procedures,(d) if provided for in such procedures, such Issuer Order may authorize authentication and delivery pursuant to oral or electronic instructions from the Issuer or its duly authorized agent or agents, which oral instructions shall be promptly confirmed in writing and (e) after the original issuance of the first Security of such series to be issued, any separate request by the Issuer that the Trustee authenticate Securities of such series for original issuance will be deemed to be a certification by the Issuer that it is in compliance with all conditions precedent provided for in this Indenture relating to the authentication and delivery of such Securities;

             (2) the Board Resolution, Officers' Certificate or executed supplemental indenture referred to in Sections 2.1 and 2.3 by or pursuant to which the forms and terms of the Securities of such series were established;

             (3) an Officers' Certificate setting forth the form or forms and terms of the Securities stating that the form or forms and terms of the Securities have been established pursuant to Sections 2.1 and
         2.3 and comply with this Indenture and covering such other matters as the Trustee may reasonably request; and

             (4) either an Opinion of Counsel, or a letter from legal counsel addressed to the Trustee permitting it to rely on an Opinion of Counsel, substantially to the effect that:

             (a) the form or forms of the Securities of such series and the related Guarantees have been duly authorized and established in conformity with the provisions of this Indenture;

             (b) in the case of an underwritten offering, the terms of the Securities of such series and the related Guarantees have been duly authorized and established in conformity with the provisions of this Indenture, and, in the case of an offering that is not underwritten, certain terms of the Securities of such series have been established pursuant to a Board Resolution, an Officers' Certificate or a supplemental indenture in accordance with this Indenture, and when such other terms as are to be established pursuant to procedures set forth in an Issuer Order shall have been established, all such terms will have been duly authorized by the Issuer or the Guarantor, as the case may be, and will have been established in conformity with the provisions of this Indenture;

             (c) when the Securities of such series have been executed bythe Issuer and the Guarantees endorsed thereon have been executed by the Guarantor and the Securities of such series have been authenticated by the Trustee in accordance with the provisions of this Indenture and delivered to and duly paid for by the purchasers thereof, they will have been duly issued under this Indenture and will be valid and legally binding obligations of the Issuer and the Guarantor, respectively, enforceable in accordance with their respective terms, and will be entitled to the benefits of this Indenture; and

                 (d) the execution and delivery by the Issuer and the Guarantor, as the case may be, of, and the performance by the Issuer and the Guarantor, as the case may be, of its obligations under, the Securities of such series and the Guarantees endorsed thereon will not contravene any provision of applicable law or the articles of incorporation or bylaws of the Issuer or the Guarantor or any agreement or other instrument binding upon the Issuer or the Guarantor or any of its Subsidiaries that is material to the Guarantor and its Subsidiaries, considered as one enterprise, or, to such counsel's knowledge after the inquiry indicated therein (which shall be reasonable), any judgment, order or decree of any governmental agency or any court having jurisdiction over the Issuer, the Guarantor or any Subsidiary, and no consent, approval or authorization of any governmental body or agency is required for the performance by the Issuer and the Guarantor of their respective obligations under the Securities and the Guarantees, except such as are specified and have been obtained and such as may be required by the securities or blue sky laws of the various states in connection with the offer and sale of the Securities.

             In addition, if the authentication and delivery relates to a new series of Securities created by an indenture supplemental hereto, such Opinion of Counsel shall also state that all laws and requirements with respect to the form and execution by the Issuer and the Guarantor of the supplemental indenture with respect to the series of Securities have been complied with, the Issuer and the Guarantor each has corporate power to execute and deliver any such supplemental indenture and has taken all necessary corporate action for those purposes and any such supplemental indenture has been executed and delivered and constitutes the legal, valid and binding obligation of the Issuer and the Guarantor enforceable in accordance with its terms.

             In rendering such opinions, such counsel may qualify any opinions as to enforceability by stating that such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium and other similar laws affecting the rights and remedies of creditors and is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Such counsel may rely, as to all matters governed by the laws of jurisdictions other than the State of Texas and the federal law of the United States, upon opinions of other counsel (copies of which shall be delivered to the Trustee), who shall be counsel reasonably satisfactory to the Trustee, in which case the opinion shall state that such counsel believes that both such counsel and the Trustee are entitled so to rely. Such counsel may also state that, insofar as such opinion involves factual matters, such counsel has relied, to the extent such counsel deems proper, upon certificates of officers of the Issuer and its Subsidiaries and certificates of public officials.

             The Trustee shall have the right to decline to authenticate and deliver any Securities of any series under this Section 2.4 if the Trustee, being advised by counsel, determines that such action may not lawfully be taken by the Issuer, or if the Trustee in good faith by its board of directors or board of trustees, executive committee or a trust committee of directors or trustees or Responsible Officers shall determine that such action would expose the Trustee to personal liability to existing Holders or would adversely affect the Trustee's own rights, duties or immunities under the Securities, this Indenture or otherwise.

             If the Issuer shall establish pursuant to Section 2.3 that the Securities of a series are to be issued in the form of one or more Global Securities, then the Issuer shall execute and the Trustee shall, in accordance with this Section 2.4 and the Issuer Order with respect to such series, authenticate and deliver one or more Global Securities (and the Guarantor shall execute the Guarantees endorsed thereon) that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of all of the Securities of such series to be issued in the form of Global Securities and not yet cancelled, (ii) shall be registered in the name of the Depositary for such Global Security or Securities or the nominee of such Depositary, (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instructions, and (iv) shall bear a legend substantially to the following effect: "Unless and until it is exchanged in whole or in part for Securities in definitive registered form, this Security may not be transferred except as a whole by the Depositary to the nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary."

             Each Depositary designated pursuant to Section 2.3 must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and any other applicable statute or regulation.

             SECTION 2.5 Execution of Securities and Guarantees. The Securities shall be signed on behalf of the Issuer by the chairman of the Board of Directors, the president, any vice president or the treasurer of the Issuer, under its corporate seal which may, but need not, be attested by its secretary or one of its assistant secretaries. The Guarantees shall be signed on behalf of the Guarantor by the chairman of the Board of Directors, the president, any vice president or the treasurer of the Guarantor, under its corporate seal which may, but need not, be attested by its secretary or one of its assistant secretaries. Such signatures may be the manual or facsimile signatures of the present or any future such officers. The seals of the Issuer and the Guarantor may be in the form of facsimiles thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Securities and the Guarantees, respectively. Typographical and other minor errors or defects in any such reproduction of the seal or any such signature shall not affect the validity or enforceability of any Security or Guarantee that has been duly authenticated and delivered by the Trustee.

             In case any officer of the Issuer or the Guarantor who shall have signed any of the Securities or the Guarantees endorsed thereon shall cease to be such officer before the Security or Guarantee so signed shall be authenticated and delivered by the Trustee or disposed of by the Issuer, such Security and the Guarantee endorsed thereon nevertheless may be authenticated and delivered or disposed of as though the person who signed such Security or Guarantee endorsed thereon had not ceased to be such officer of the Issuer or the Guarantor, as the case may be; and any Security or Guarantee endorsed thereon may be signed on behalf of the Issuer and the Guarantor, as the case may be, by such persons as, at the actual date of the execution of such Security or Guarantee, shall be the proper officers of the Issuer and the Guarantor, as the case may be, although at the date of the execution and delivery of this Indenture any such person was not such an officer.

             SECTION 2.6 Certificate of Authentication. Only such Securities and Guarantees endorsed thereon as shall bear thereon a certificate of authentication substantially in the form hereinbefore recited, executed by the Trustee by the manual signature of one of its authorized signatories, or its Authenticating Agent, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. The execution of such certificate by the Trustee or its Authenticating Agent upon any Security executed by the Issuer shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Indenture. Each reference in this Indenture to authenticationby the Trustee includes authentication by an agent appointed pursuant to Section 6.14.


             SECTION 2.7 Denomination and Date of Securities; Payments of Interest. The Securities of each series shall be issuable in registered form in denominations established as contemplated by Section 2.3 or, with respect to the Securities of any series, if not so established, in denominations of $1,000 and any integral multiple thereof. The Securities of each series shall be numbered, lettered or otherwise distinguished in such manner or in accordance with such plan as the officers of the Issuer executing the same may determine with the approval of the Trustee, as evidenced by the execution and authentication thereof.

             Each Security shall be dated the date of its authentication. The Securities of each series shall bear interest, if any, from the date, and such interest, if any, shall be payable on the dates, established as contemplated by Section 2.3.

             The Person in whose name any Security of any series is registered at the close of business on any record date applicable to a particular series with respect to any interest payment date for such series shall be entitled to receive the interest, if any, payable on such interest payment date notwithstanding any transfer or exchange of such Security subsequent to the record date and prior to such interest payment date, except if and to the extent the Issuer shall default in the payment of the interest due on such interest payment date for such series, in which case such defaulted interest shall be paid to the Persons in whose names Outstanding Securities for such series are registered (a) at the close of business on a subsequent record date (which shall be not less than five Business Days prior to the date of payment of such defaulted interest) established by notice given by mail by or on behalf of the Issuer to the Holders of Securities not less than 15 days preceding such subsequent record date or (b) as determined by such other procedure as is mutually acceptable to the Issuer and the Trustee. The term "record date" as used with respect to any interest payment date (except a date for payment of defaulted interest) for the Securities of any series shall mean the date specified as such in the terms of the Securities of such series established as contemplated by Section 2.3, or, if no such date is so established, if such interest payment date is the first day of a calendar month, the fifteenth day of the next preceding calendar month or, if such interest payment date is the fifteenth day of a calendar month, the first day of such calendar month, whether or not such record date is a Business Day.

         SECTION 2.8 Registration, Transfer and Exchange. The Issuer will keep at each office or agency to be maintained for the purpose as provided in
Section 3.2 for each series of Securities a register or registers in which, subject to such reasonable regulations as it may prescribe, it will provide for the registration of Securities of each series and the registration of transfer of Securities of such series. Each such register shall be in written form in the English language or in any other form capable of being converted into such form within a reasonable time. At all reasonable times such register or registers shall be open for inspection and available for copying by the Trustee.

       Upon due presentation for registration of transfer of any Security of any series at any such office or agency to be maintained for the purpose as provided in Section 3.2, the Issuer shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Security or Securities of the same series, maturity date, interest rate, if any, and original issue date in authorized denominations for a like aggregate principal amount, each such Security having endorsed thereon a Guarantee executed by the Guarantor.

        All Securities presented for registration of transfer shall (if so required by the Issuer or the Trustee) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder or his attorney duly authorized in writing.

             At the option of the Holder thereof, Securities of any series (other than a Global Security, except as set forth below) may be exchanged for a Security or Securities of such series having authorized denominations and an equal aggregate principal amount, each such Security having endorsed thereon a Guarantee executed by the Guarantor, upon surrender of such Securities to be exchanged at the agency of the Issuer that shall be maintained for such purpose in accordance with Section 3.2. All Securities surrendered upon any exchange or registration of transfer provided for in this Indenture shall be promptly cancelled and returned to the Issuer.

             The Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer of Securities. No service charge shall be made for any such transaction or for any exchange of Securities of any series as contemplated by the immediately preceding paragraph.

             The Issuer shall not be required to exchange or register a transfer of (a) any Securities of any series for a period of 15 days next preceding the first mailing or publication of notice of redemption of Securities of such series to be redeemed, (b) any Securities selected, called or being called for redemption, in whole or in part, except, in the case of any Security to be redeemed in part, the portion thereof not so to be redeemed or (c) any Security if the Holder thereof has exercised his right, if any, to require the Issuer to repurchase such Security in whole or in part, except the portion of such Security not required to be repurchased.

             Notwithstanding any other provision of this Section 2.8, unless and until it is exchanged in whole or in part for Securities in definitive registered form, a Global Security representing all or a part of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

             If at any time the Depositary for any Securities of a series represented by one or more Global Securities notifies the Issuer that it is unwilling or unable to continue as Depositary for such Securities or if at any time the Depositary for such Securities shall no longer be eligible under
Section 2.4, the Issuer shall appoint a successor Depositary with respect to such Securities. If a successor Depositary for such Securities is not appointed by the Issuer within 90 days after the Issuer receives such notice or becomes aware of such ineligibility, the Issuer's election pursuant to
Section 2.3 that such Securities be represented by one or more Global Securities shall no longer be effective and the Issuer shall execute, and the Trustee, upon receipt of an Issuer Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver Securities of such series in definitive registered form, having endorsed thereon a Guarantee executed by the Guarantor, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such Securities in exchange for such Global Security or Securities.

             The Issuer may at any time and in its sole discretion determine that the Securities of any series issued in the form of one or more Global Securities shall no longer be represented by a Global Security or Securities. In such event the Issuer shall execute, and the Trustee, upon receipt of an Issuer Order for the authentication and delivery of definitive Securities of such series, shall authenticate and deliver, Securities of such series in definitive registered form, having endorsed thereon a Guarantee executed by the Guarantor, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such Securities, in exchange for such Global Security or Securities.

        If specified by the Issuer pursuant to Section 2.3 with respect to Securities represented by a Global Security, the Depositary for such Global Security may surrender such Global Security in exchange in whole or in part for Securities of the same series in definitive registered form, having endorsed thereon a Guarantee executed by the Guarantor, on such terms as are acceptable to the Issuer and such Depositary. Thereupon, the Issuer shall execute, and the Trustee shall authenticate and deliver, without service charge,

           (i) to the Person specified by such Depositary, a new Security or Securities of the same series, having endorsed thereon a Guarantee or Guarantees executed by the Guarantor, of any authorized denominations as requested by such Person, in an aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security; and

           (ii) to such Depositary a new Global Security, having a Guarantee endorsed thereon, in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities authenticated and delivered pursuant to clause (i) above.

             Upon the exchange of a Global Security for Securities in definitive registered form in authorized denominations, such Global Security shall be cancelled by the Trustee or an agent of the Trustee. Securities in definitive registered form issued in exchange for a Global Security pursuant to this Section 2.8 shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee or an agent of the Trustee or the Issuer or an agent of the Issuer. The Trustee or such agent shall deliver at its office such Securities to or as directed by the Persons in whose names such Securities are so registered.

             All Securities issued upon any registration of transfer or exchange of Securities shall be valid and legally binding obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

             SECTION 2.9 Mutilated, Defaced, Destroyed, Lost and Stolen Securities. In case any temporary or definitive Security shall become mutilated, defaced or be destroyed, lost or stolen, the Issuer in its discretion may execute, and upon the written request of any officer of the Issuer, the Trustee shall authenticate and deliver a new Security of the same series, maturity date, interest rate, if any, and original issue date, having endorsed thereon a Guarantee executed by the Guarantor, bearing a number or other distinguishing symbol not contemporaneously outstanding, in exchange and substitution for the mutilated or defaced Security, or in lieu of and in substitution for the Security so destroyed, lost or stolen. In every case the applicant for a substitute Security shall furnish to the Issuer, the Guarantor and to the Trustee and any agent of the Issuer, the Guarantor or the Trustee such security or indemnity as may be required by the Trustee or the Issuer or the Guarantor or any such agent to indemnify and defend and to save each of the Trustee, the Issuer and the Guarantor and any such agent harmless and, in every case of destruction, loss or theft, evidence to their satisfaction of the destruction, loss or theft of such Security and of the ownership thereof and in the case of mutilation or defacement, shall surrender the Security to the Trustee or such agent.

             Upon the issuance of any substitute Security, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee or its agent) connected therewith. In case any Security which has matured or is about to mature or has been called for redemption in full shall become mutilated or defaced or be destroyed, lost or stolen, the Issuer may instead of issuing a substitute Security, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated or defaced Security), if the applicant for such payment shall furnish to the Issuer, the Guarantor and the Trustee and any agent of the Issuer, the Guarantor or the Trustee such security or indemnity as any of them may require to hold each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Issuer, the Guarantor and the Trustee and any agent of the Issuer, the Guarantor or the Trustee evidence to the Trustee's satisfaction of the destruction, loss or theft of such Security and of the ownership thereof.

             Every substitute Security of any series issued pursuant to the provisions of this Section by virtue of the fact that any such Security is destroyed, lost or stolen shall constitute an additional contractual obligation of the Issuer and the Guarantor with respect to the Guarantees endorsed thereon, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone and shall be entitled to all the benefits of (but shall be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Securities of such series duly authenticated and delivered hereunder. All Securities shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, defaced, destroyed, lost or stolen Securities and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

             SECTION 2.10 Cancellation of Securities; Disposition Thereof. All Securities surrendered for payment, redemption, registration of transfer or exchange, or for credit against any payment in respect of a sinking or analogous fund, if surrendered to the Issuer, the Guarantor or any agent of the Issuer or the Guarantor or the Trustee or any agent of the Trustee, shall be delivered to the Trustee or its agent for cancellation or, if surrendered to the Trustee, shall be cancelled by it; and no Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee shall dispose of all cancelled Securities in accordance with its standard procedures and shall deliver a certificate of such disposition to the Company. If the Issuer or its Agent or the Guarantor or its Agent shall acquire any of the Securities, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Trustee or its Agent for cancellation.

             SECTION 2.11 Temporary Securities. Pending the preparation of definitive Securities for any series, the Issuer may execute and the Trustee shall authenticate and deliver temporary Securities for such series (printed, lithographed, typewritten or otherwise reproduced, in each case in form satisfactory to the Trustee). Temporary Securities of any series shall be issuable in any authorized denomination, and substantially in the form of the definitive Securities of such series, and having endorsed thereon Guarantees duly executed by the Guarantor, substantially in the form of the definitive Guarantees, but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Issuer and the Guarantor with the concurrence of the Trustee as evidenced by the execution and authentication thereof. Temporary Securities may contain such references to any provisions of this Indenture as may be appropriate. Every temporary Security shall be executed by the Issuer and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities. Without unreasonable delay the Issuer shall execute and shall furnish definitive Securities of such series and thereupon temporary Securities of such series may be surrendered in exchange therefor without charge at each office or agency to be maintained by the Issuer for that purpose pursuant to Section 3.2 and the Trustee shall authenticate and deliver in exchange for such temporary Securities of such series an equal aggregate principal amount of definitive Securities of the same series, having endorsed thereon Guarantees executed by the Guarantor and having authorized denominations. Until so exchanged, the temporary Securities of any series shall be entitled to the same benefits under this Indenture as definitive Securities of such series, unless otherwise established pursuant to
Section 2.3.

        SECTION 2.12 CUSIP Numbers. The Issuer in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.


                                  ARTICLE THREE
                    COVENANTS OF THE ISSUER AND THE GUARANTOR

             Sections 3.6 through and including 3.16 shall apply only to the Notes unless otherwise specified in the supplemental indenture relating to any series of Securities hereafter created.

             SECTION 3.1 Payment of Principal and Interest. The Issuer covenants and agrees that it will duly and punctually pay or cause to be paid the principal of, premium, if any, and interest, if any, on each of the Securities at the place, at the respective times and in the manner provided in the Securities.

             SECTION 3.2 Offices for Notices and Payments, etc. So long as any of the Securities are Outstanding, the Issuer and the Guarantor will maintain in each Place of Payment, an office or agency where the Securities may be presented for payment, an office or agency where the Securities may be presented for registration of transfer and for exchange as provided in this Indenture, and an office or agency where notices and demands to or upon the Issuer or the Guarantor in respect of the Securities or of this Indenture may be served. In case the Issuer or the Guarantor shall at any time fail to maintain any such office or agency, or shall fail to give notice to the Trustee of any change in the location thereof, presentation may be made and notice and demand may be served in respect of the Securities or of this Indenture at the Corporate Trust Office. Each of the Issuer and the Guarantor hereby initially designates the Corporate Trust Office for each such purpose and appoints the Trustee as registrar and paying agent and as the agent upon whom notices and demands may be served with respect to the Securities.

             SECTION 3.3 No Interest Extension. In order to prevent any accumulation of claims for interest after maturity thereof, the Issuer will not directly or indirectly extend or consent to the extension of the time for the payment of any claim for interest on any of the Securities and will not directly or indirectly be a party to or approve any such arrangement by the purchase or funding of said claims or in any other manner; provided, however, that this Section 3.3 shall not apply in any case where an extension shall be made pursuant to a plan proposed by the Issuer to the Holders of all Securities of any series then Outstanding.

             SECTION 3.4 Appointments to Fill Vacancies in Trustee's Office. The Issuer, whenever necessary to avoid or fill a vacancy in the office of the Trustee, will appoint, in the manner provided in Section 6.10, a Trustee, so that there shall at all times be a Trustee hereunder.

             SECTION 3.5 Provision as to Paying Agent. (a) If the Issuer shall appoint a paying agent other than the Trustee, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such paying agent shall agree with the Trustee, subject to the provisions of this Section 3.5,

            (1) that it will hold all sums held by it as such paying agent for the payment of the principal of or interest, if any, on the Securities (whether such sums have been paid to it by the Issuer or by any other obligor on the Securities) in trust for the benefit of the Holders of the Securities and the Trustee; and

            (2) that it will give the Trustee notice of any failure by the Issuer (or by any other obligor on the Securities) to make any payment of the principal of, premium, if any, or interest, if any, on the Securities when the same shall be due and payable; and

            (3) that it will, at any time during the continuance of any such failure, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such paying agent.

             (b) If the Issuer shall act as its own paying agent, it will, on or before each due date of the principal of or interest, if any, on the Securities, set aside, segregate and hold in trust for the benefit of the Holders of the Securities a sum sufficient to pay such principal, premium, if any, or interest, if any, so becoming due and will notify the Trustee of any failure to take such action and of any failure by the Issuer (or by any other obligor under the Securities) to make any payment of the principal of, premium, if any, or interest, if any, on the Securities when the same shall become due and payable.

             (c) Anything in this Section 3.5 to the contrary notwithstanding,the Issuer may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by it, or any paying agent hereunder, as required by this Section 3.5, such sums to be held by the Trustee upon the trusts herein contained.

             (d) Anything in this Section 3.5 to the contrary notwithstanding, any agreement of the Trustee or any paying agent to hold sums in trust as provided in this Section 3.5 is subject to Sections 10.3 and 10.4.

             (e) Whenever the Issuer shall have one or more paying agents, it will, on or before each due date of the principal of or interest, if any, on any Securities, deposit with a paying agent a sum sufficient to pay the principal, premium, if any, or interest, if any, so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium, if any, or interest, if any, and (unless such paying agent is the Trustee) the Issuer will promptly notify the Trustee of its action or failure so to act.

             SECTION 3.6 Limitation on Indebtedness. The Guarantor will not, and will not permit any of its Subsidiaries to, directly or indirectly, incur, create, assume, guarantee or in any other manner become directly or indirectly liable or responsible for the payment of, any Indebtedness (including any Acquired Indebtedness), other than Permitted Indebtedness, unless at the time of such event (a) (i) any such Indebtedness (other than Senior Indebtedness of the Guarantor and Senior Indebtedness of the Issuer) has no sinking fund or amortization payment date or final maturity date prior to the Stated Maturity of the Notes and (ii) in the case of Indebtedness subordinated in right of payment to the Notes or the Guarantees thereof, the instrument evidencing such Indebtedness shall include subordination provisions substantially similar to those set forth in Articles Thirteen and Fourteen subordinating such Indebtedness to the Notes and the Guarantees, as the case may be, to the same extent as if the Notes were Senior Indebtedness of the Issuer and the Guarantees were Senior Indebtedness of the Guarantor, in each case, with respect to such Indebtedness and (b) after giving effect thereto and to any acquisition being financed through the incurrence of such Indebtedness (including Acquired Indebtedness) on a pro forma basis, either (i) the ratio expressed as a percentage of (A) the Indebtedness of the Guarantor and its Restricted Subsidiaries to (B) the sum of (1) the Oil and Gas Reserve Estimate with respect to the Guarantor and the Restricted Subsidiaries plus (2) the value of the Guarantor's direct or indirect percentage ownership in publicly-held Subsidiaries (other than its Restricted Subsidiaries) engaged in oil and gas exploration, development, production or transportation and, without duplication, the Special Subsidiaries, in each case based upon the Average Quoted Price of the common stock of such Subsidiaries or Special Subsidiaries, shall not be greater than 40% or (ii) the ratio expressed as a percentage of (A) the Indebtedness of the Guarantor and its Restricted Subsidiaries to (B) the sum of (1) the Indebtedness of the Guarantor and its Restricted Subsidiaries plus (2) the product of the number of outstanding shares of the Guarantor's Capital Stock as of the date of determination multiplied by the Average Quoted Price of such Capital Stock plus (3) the product of the numberof outstanding shares of the Issuer's Capital Stock (other than any shares held by the Guarantor or any Subsidiary) as of the date of determination multiplied by the Average Quoted Price of such Capital Stock, shall not be greater than 25%. For purposes of this calculation, (i) a Subsidiary shall be considered publicly-held if there is a Quoted Price available for its Capital Stock and (ii) the Oil and Gas Reserve Estimate shall include, in connection with an acquisition, on a pro forma basis the Oil and Gas Reserve Estimate, if any, of any acquired Person and shall be determined as of the end of the fiscal year of the Guarantor and, if applicable, the acquired Person, most recently concluded if then available, but if not then available, the end of the previous fiscal year of the Guarantor and, if applicable, the acquired Person; provided, however, that the Guarantor may, at its option, make such calculation utilizing a more recent Oil and Gas Reserve Estimate in lieu of the Oil and Gas Reserve Estimate referred to in the preceding clause if (a) such estimate is prepared, to the extent of at least 85% of the quantities of proven oil and gas reserves set forth in such estimate (which shall be determined on the basis that six thousand cubic feet of gas equal one barrel of oil), by a nationally recognized independent petroleum engineer,
(b) such Oil and Gas Reserve Estimate is determined on a basis consistent with the estimate prepared at fiscal year end, except that the oil and gas prices and currency prices utilized therein shall be as of the date of such more recent estimate and (c) an officer authorized by the Guarantor delivers to the Trustee a certificate to the effect that such estimate has been prepared in accordance with the requirements of Section 3.6.


             SECTION 3.7 Limitation on Restricted Payments. The Guarantor will not, and will not permit any Restricted Subsidiary to, directly or indirectly:

       (i) declare or pay any dividend on, or make any distribution to holders of, any shares of the Guarantor's Capital Stock (other than (A) the payment of a dividend within 60 days after the date of declaration thereof, (B) dividends or distributions payable in shares of its Capital Stock or in options, warrants or other rights to purchase such Capital Stock and (C) dividends on Preferred Stock, w which Preferred Stock by its terms is not mandatorily redeemable or redeemable at the option of the holder thereof prior to the Stated Maturity of the Notes, provided that the dividend rate on such Preferred Stock on the date of its issuance shall not exceed the yield to maturity on the Notes calculated on the basis of the average Quoted Prices of the Notes for the 20 consecutive trading days ending 5 days prior to the issuance of such Preferred Stock, but excluding dividends or distributions payable in Redeemable Stock or in options, warrants or other rights to purchase Redeemable Stock except for dividends on such Redeemable Stock payable in shares of Redeemable Stock),

       (ii) purchase, redeem or otherwise acquire or retire for value any Capital Stock of the Guarantor or any Affiliate thereof, or any options, warrants or other rights to acquire such Capital Stock
       (other   than (A) redemption of Preferred Stock that is convertible into common stock, provided that the average Quoted Price of such common stock for the 30 consecutive trading days ending on the last full trading day prior to the date of the notice of such redemption equals or exceeds 130% of the conversion price of such Preferred Stock, (B) with respect to any Restricted Subsidiary, purchases or redemptions pursuant to the Guarantor's Shareholders' Rights Plan or purchases or redemptions in the ordinary course of business not to exceed $10,000 a year, (C) in connection with a transaction whereby a Subsidiary or a Special Subsidiary becomes a Restricted Subsidiary or a Subsidiary or a Special Subsidiary is being merged with or into the Guarantor or a Restricted Subsidiary in accordance with the terms of this Indenture, and (D) through the issuance of Capital Stock of the Guarantor (other than Redeemable Stock)),

       (iii) make any principal payment on, or redeem, repurchase, defease or otherwise acquire or retire for value, prior to any date earlier than six months before any scheduled principal payment, maturity, scheduled repayment or scheduled sinking fund payment, any Indebtedness which is subordinated in right of payment to, the prior payment of the Notes or to the Guarantees, provided, however, that such Indebtedness may be redeemed in connection with any refinancing of such Indebtedness so long as the new Indebtedness incurred in such refinancing is pari passu with, or is subordinated in right of payment to, the Indebtedness being refinanced and has an average life equal to or greater than the Indebtedness being refinanced,

       (iv)  declare or pay any dividend or distribution on any Capital
       Stock of any Subsidiary to any Person (other than the Guarantor or a Restricted Subsidiary) or purchase, redeem or otherwise acquire or retire for value, any Capital Stock of any Subsidiary (other than with shares of Capital Stock (except Redeemable Stock) of the Guarantor) held by any Person (other than the Guarantor or any of its Restricted Subsidiaries),

             (v) incur, create or assume any guarantee of Indebtedness of any Affiliate (other than guarantees of Indebtedness of a Restricted Subsidiary by the Guarantor, guarantees of Indebtedness of the Guarantor by any Subsidiary or guarantees of Indebtedness of any Subsidiary or Special Subsidiary of the Guarantor by the Guarantor pursuant to a transaction whereby any such Subsidiary or Special Subsidiary becomes a Restricted Subsidiary, including, without limitation, (a) the execution by the obligor of such obligation of an Intercompany Agreement and (b) the inclusion of provisions in the guarantee substantially similar to those set forth in Articles Thirteen and Fourteen which subordinate such guarantee to the Notes and the Guarantees to the same extent as if the Notes were Senior Indebtedness of the Issuer and the Guarantees were Senior Indebtedness of the Guarantor, in each case, with respect to such guarantee, provided that such guarantee is not otherwise prohibited by the terms of this Indenture), or

             (vi) make any Investment (other than as permitted in the preceding clauses (ii) and (v) or a Permitted Investment) in any Person, other than an Investment in a Restricted Subsidiary or any Special Subsidiary which becomes a Restricted Subsidiary in connection with such Investment, provided that to the extent applicable (a) the obligation of the obligor in any such Investment is subject to an Intercompany Agreement and (b) the inclusion of provisions in the agreement governing the Investment substantially similar to those set forth in Articles Thirteen and Fourteen which subordinate the Investment to the Notes and the Guarantees to the same extent as if the Notes were Senior Indebtedness of the Issuer and the Guarantees were Senior Indebtedness of the Guarantor,

(such payments or other actions described in the foregoing clauses (i) through (vi) are collectively referred to as "Restricted Payments") unless at the time of and after giving effect to the proposed Restricted Payment (the amount of any such Restricted Payment, if other than cash, as determined by the Board of Directors, whose determination shall be evidenced by a Board Resolution) (I) no Default or Event of Default exists or occurs as a result of such Restricted Payment, (II) the Guarantor could incur at least $1.00 of additional Indebtedness (other than Permitted Indebtedness) in accordance with the provisions set forth in Section 3.6 (provided that in the case of Restricted Payments permitted in the preceding clauses (ii), (v) and (vi), the Guarantor could incur at least $1.00 of additional Indebtedness, including Permitted Indebtedness) and (III) the aggregate amount expended for all Restricted Payments (excluding any amount repaid, returned or discharged in respect of any Restricted Payment) shall not exceed the sum of:

         (A) 50% of the aggregate cumulative Consolidated Net Income of the Guarantor or its predecessor (calculated to exclude net income of Subsidiaries that are not Restricted Subsidiaries and to exclude the after-tax effect of the net income of any Subsidiary to the extent that such Subsidiary is restricted or prohibited from declaring dividends) on a cumulative basis during the period beginning on the first day following the last fiscal year that ended prior to the date of this Indenture and ending on the last day of the Guarantor's last fiscal quarter ending prior to the date of such proposed Restricted Payment (or, if such aggregate cumulative Consolidated Net Income shall be a loss, minus 100% of such loss) and 50% of the aggregate cumulative dividends received by the Guarantor from any Subsidiary or Special Subsidiary (other than a Restricted Subsidiary) during the same period, plus

             (B) the aggregate net proceeds received (including, without limitation, Indebtedness or redemption or repurchase obligations discharged, repaid or otherwise satisfied upon any conversion of convertible Indebtedness or Redeemable Stock into Capital Stock of the Guarantor or its predecessor) after the date of this Indenture as capital contributions from the issuance of Capital Stock other than Redeemable Stock;

provided, however, the failure to satisfy the conditions set forth in clauses
(II) or (III) (but not (I)) above shall not prevent the Guarantor or any Restricted Subsidiary from (y) making Restricted Payments not to exceed $5,000,000 in the aggregate (excluding any amount repaid, returned or discharged in respect of any Restricted Payment) which amount shall be in addition to any amounts paid under clause (III) above, or (z) making Restricted Payments necessary for and directly related (as determined in good faith by the Board of Directors and evidenced in a Board Resolution, which determination shall be conclusive) to the development, transportation or marketing of the oil and gas reserves of the Guarantor and its Restricted Subsidiaries located in the Republic of Colombia, which amounts shall be in addition to any amounts paid under clause (III) above, and that in each case are not otherwise prohibited by the terms of this Indenture.

    SECTION 3.8 Limitation on Transactions with Affiliates. The Guarantor will not, and will not permit any of its Subsidiaries to, directly or indirectly, enter into any transaction or series of related transactions (including, without limitation, the sale, purchase, exchange or lease of assets, property or services) with any Affiliate (other than a wholly-owned Subsidiary) of the Guarantor or any Subsidiary in an aggregate amount greater than $1,000,000 unless (i) such transaction or series of related transactions is on terms that are no less favorable to the Guarantor or such Subsidiary, as the case may be, than those that would have been available in a comparable arm's-length transaction with an unaffiliated third party and (ii) (A) with respect to any transaction or series of related transactions involving aggregate payments in excess of $1,000,000, but less than $10,000,000, the Guarantor delivers an Officer's Certificate to the Trustee generally describing such transaction and certifying that such transaction or transactions complies with clause (i) above and (B) with respect to a transaction or series of transactions involving aggregate payments equal to or greater than $10,000,000, such transaction or transactions shall have received the approval of a majority of the disinterested directors of the Board of Directors (as evidenced by a Board Resolution by such disinterested directors, a certified copy of which has been delivered to the Trustee).

             SECTION 3.9 Disposition of Proceeds of Asset Sales. (a) The Guarantor will not, and will not permit any of its Subsidiaries (excluding the Special Subsidiaries, Triton Air Holdings, Inc. and their respective Subsidiaries) to, make any Asset Sale unless (i) such Asset Sale is for not less than the fair market value of the assets or shares sold (as determined by the Board of Directors and evidenced in a Board Resolution, which determination shall be conclusive), (ii) at least 85% of the consideration (not including the assumption of any Indebtedness by the purchaser in connection with such Asset Sale) consists of cash and Cash Equivalents and the fair market value (as determined in good faith by the Board of Directors and evidenced in a Board Resolution, which determination shall be conclusive) of debt and equity securities listed on any recognized securities exchange or traded in any recognized over-the-counter market, except (x) in the case of an Asset Sale involving oil and gas properties being sold to Persons other than Subsidiaries by one or more Subsidiaries of the Guarantor or the Guarantor, the consideration may consist solely or in part of oil and gas properties having a fair market value at least equal to the fair market value of the assets exchanged (as determined by the Board of Directors and evidenced by a Board Resolution, which determination shall be conclusive), (y) in the case of an Asset Sale involving Aero Services International, Inc., the consideration need not be for cash and may consist in whole or in part of a promissory note not to exceed $10,000,000, and (z) the Guarantor may enter into farm-out transactions consistent with industry standards and otherwise in accordance with the terms of this Indenture, including, but not limited to, Section 3.8, and (iii) as otherwise set forth below.

             (b) Within 12 months of any Asset Sale, the Guarantor or such Subsidiary shall either (i) apply or cause the application of the Net Cash Proceeds of such Asset Sale, or a portion thereof, to the permanent repayment or prepayment of Senior Indebtedness of the Issuer or Senior Indebtedness of the Guarantor or the 1997 Notes or (ii) invest, or enter into a legally binding agreement to invest, such Net Cash Proceeds, or a portion thereof, in properties and assets to replace the properties and assets that were the subject of such Asset Sale or in properties and assets that (as determined by the Board of Directors and evidenced in a Board Resolution, which determination shall be conclusive) will be used in the business of the Guarantor or its Subsidiaries, as the case may be, existing on the date of this Indenture or in businesses the principal purposes of which are related to the exploration, development, production or transportation of oil or gas, provided, however, that in the event the Guarantor or any Subsidiary conveys, transfers, leases or otherwise disposes of, directly or indirectly, any of its Colombian Assets in a transaction or series of related transactions within any consecutive 12-month period the effect of which is to reduce the Oil and Gas Reserve Estimate of the Colombian Assets owned by the Guarantor and/or its Subsidiaries by 50% or more (which value shall be determined by reference to the most recently available Oil and Gas Reserve Estimate, or by any subsequent estimate prepared by a nationally recognized petroleum engineering firm) or such transaction reduces the Guarantor's direct and indirect net revenue interest in either the Santiago de las Atalayas or Tauramena contract areas of the Llanos Basin to less than 50% of such interest as of the date of this Indenture, calculated to give effect to back-in interests of and equalization and unitization arrangements with third parties, then the Guarantor or such Subsidiary shall apply the Net Cash Proceeds resulting from such transaction and every transaction thereafter with respect to the Colombian Assets to either (A) permanently repay or prepay Senior Indebtedness of the Issuer or Senior Indebtedness of the Guarantor or the 1997 Notes or (B) redeem the Notes at a price equal to the Colombian Sale Redemption Price and otherwise in accordance with the provisions of Article Twelve as if an optional redemption were being made, in each case within 90 days of such transaction. If any such legally binding agreement to invest any Net Cash Proceeds referred to in clause (ii) of the preceding sentence is terminated, then the Guarantor may invest such Net Cash Proceeds, prior to the end of such 12-month period or within 90 days from such termination, whichever is later, in the business of the Guarantor and its Subsidiaries as provided in clauses (i) and (ii) above. The amount of such Net Cash Proceeds not applied, used or invested as set forth above constitutes "Excess Proceeds."

             (c) When the aggregate amount of Excess Proceeds equals $10,000,000 or more, the Guarantor shall so notify the Trustee in writing and the Issuer shall offer to purchase from all Holders of the Notes (an "Asset Sale Offer"), and shall purchase from Holders accepting such Asset Sale Offer on the date fixed for such Asset Sale Offer (the "Asset Sale Offer Date"), the maximum amount (expressed in integral multiples of aggregate principal amount of $1,000) of Notes that may be purchased out of the Excess Proceeds, in accordance with the procedures set forth in Section 3.9(e) (the "Asset Sale Amount"), at an offer price (the "Asset Sale Offer Price") in cash in an amount equal to 100% of the Accreted Amount thereof on any Asset Sale Offer Date prior to December 15, 1996 or 100% of the principal amount thereof plus accrued and unpaid interest, if any, to any Asset Sale Offer Date on or after December 15, 1996, in accordance with the procedures set forth in Section 3.9(e). To the extent that the aggregate amount of Notes tendered pursuant to an Asset Sale Offer is less than the Excess Proceeds relating thereto (such shortfall constituting a "Deficiency"), then the Guarantor may use such Deficiency, or a portion thereof, for general corporate purposes. Upon completion of an Asset Sale Offer, the amount of Excess Proceeds shall be reset at zero.

             (d) If the Issuer becomes obligated to make an Asset Sale Offer pursuant to Section 3.9(c), Notes shall be purchased by the Issuer, at the option of the Holder thereof, in whole or in part in integral multiples of aggregate principal amount of $1,000, on a date that is not earlier than 30 days nor later than 60 days from the date the Asset Sale Offer Notice referred to in Section 3.9(e) below is given to Holders, or such later date as may be necessary for the Issuer to comply with requirements under the Exchange Act (such date, or such later date, being the "Asset Sale Purchase Date"), subject to proration in the event the Asset Sale Amount is less than the aggregate Asset Sale Offer Price of all Notes tendered and to satisfaction by or on behalf of the Holder of the requirements set forth in Section 3.9(f).

             (e) Within 30 days after the date that the aggregate amount of Excess Proceeds equals or exceeds $10,000,000, the Issuer shall give written notice of the offer (an "Asset Sale Offer Notice") to the Trustee and to each Holder of the Notes, at their addresses appearing in the Note register, by first-class mail postage prepaid. The Trustee shall be under no obligation to ascertain whether the Issuer is obligated to make an Asset Sale Offer. The Asset Sale Offer Notice shall contain all instructions and materials necessary to enable the Holders to tender Notes, shall include a form of Asset Sale Purchase Notice (as defined in Section 3.9(f)) to be completed by the Holder and shall state or provide:

             (i) that the Holder has the right to require the Issuer to repurchase, subject to proration, such Holder's Notes at the Asset Sale Offer Price and the date by which a Holder must give an Asset Sale Purchase Notice;

             (ii) the Asset Sale Offer Price;

             (iii) the Asset Sale Purchase Date;

             (iv) that any Note not purchased will continue to accrue original issue discount and interest, as applicable;

             (v) that Notes to be purchased shall, on the Asset Sale Purchase Date, become due and payable at the Asset Sale Offer Price and from and after such date (unless the Issuer shall default in the payment of the Asset Sale Offer Price) such Notes shall cease to accrue original issue discount and interest, as applicable;

             (vi) that the Notes to be purchased are subject to proration in the event the Asset Sale Amount is less than the aggregate Asset Sale Offer Price of all Notes tendered;

             (vii) (A) the Guarantor's most recently filed Annual Report on Form 10-K (including audited consolidated financial statements), the Guarantor's most recent subsequently filed Quarterly Report on Form 10-Q, as applicable, and any Current Report on Form 8-K of the Guarantor filed subsequent to such Quarterly Report (or, if the Guarantor is not required to file any of the foregoing forms, the comparable information required to be prepared by the Guarantor pursuant to Section 4.3), (B) a description of any material developments in the Guarantor's business since its latest annual or quarterly report filed with the Trustee pursuant to Section 4.3 and, if material, any appropriate pro forma financial information (including, but not limited to, pro forma historical income, cash flow and capitalization after giving effect to such Asset Sale) and (C) such other information, if any, concerning the business of the Guarantor which the Issuer in good faith believes will enable such Holders to make an informed investment decision; and

             (viii) the procedures a Holder must follow to exercise rights under Section 3.9(c) and a brief description of those rights and the procedures for withdrawing an Asset Sale Purchase Notice.

             (f) A Holder may exercise its rights specified in Section 3.9(c) upon (i) delivery to the Paying Agent specified in the Asset Sale Offer Notice of a written notice (an "Asset Sale Purchase Notice") at any time prior to the close of business on the Asset Sale Purchase Date, but not later than the close of business on the second Business Day next preceding the Asset Sale Purchase Date, stating (A) the certificate number of the Note that the Holder will tender to be purchased and (B) the portion of the aggregate principal amount of the Note that the Holder will tender to be purchased, which portion must be $1,000 or an integral multiple thereof, and (ii) delivery of such Note to such Paying Agent at such office prior to or on or after the Asset Sale Purchase Date (together with all necessary endorsements), such delivery being a condition to receipt by the Holder of the Asset Sale Offer Price therefor; provided that Notes to be purchased are subject to proration in the event the Asset Sale Amount is less than the aggregate Asset Sale Offer Price of all Notes tendered for purchase. If a Holder has elected to deliver to the Issuer for purchase a portion of a Note, and if the aggregate principal amount of such portion is $1,000 or an integral multiple thereof, the Issuer shall, subject to proration, purchase such portion from the Holder thereof pursuant to this Section 3.9. Provisions of this Indenture that apply to the purchase of all of a Note also apply to the purchase of a portion of such Note. Each Paying Agent shall promptly notify the Issuer of the receipt by the former of any and all Asset Sale Purchase Notices and any and all written notices of withdrawal thereof.

             (g) Upon receipt by the Paying Agent specified in the Asset Sale Offer Notice of an Asset Sale Purchase Notice, the Holder of the Note in respect of which such Asset Sale Purchase Notice was given shall (unless such Asset Sale Purchase Notice is withdrawn pursuant to Section 3.9(k)) thereafter be entitled to receive solely the Asset Sale Offer Price with respect to such Note. Such Asset Sale Offer Price shall be paid to such Holder promptly following the later of the Business Day following the Asset Sale Purchase Date (provided the conditions in Section 3.9(f) have been satisfied) and the time of delivery of such Note to the relevant Paying Agent at the office of such Paying Agent by the Holder thereof in the manner required by Section 3.9(f).

             (h) On or prior to 11:00 a.m., New York City time, on the Asset Sale Purchase Date, the Issuer or the Guarantor shall deposit with the Paying Agent specified in the Asset Sale Offer Notice (or if the Issuer is acting as its own Paying Agent, segregate and hold in trust as provided in Section 6.5) an amount of money in same day funds (or New York Clearing House funds if such deposit is made prior to the Asset Sale Purchase Date) sufficient to pay the aggregate Asset Sale Offered Price of all the Notes or portions thereof which are to be purchased on that date.

             (i) Any Note that is to be purchased only in part shall be surrendered to the Paying Agent specified in the Asset Sale Offer Notice at the office of such Paying Agent (with, if the Issuer or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Issuer shall execute, the Guarantor shall execute the Guarantee endorsed on, and the Trustee shall authenticate and deliver to the Holder of such Note, without service charge, one or more new Notes of any authorized denomination as requested by such Holder in an aggregate principal amount equal to, and in exchange for, the portion of the principal amount of the Note so surrendered that is not purchased.

       (j) The Issuer and the Guarantor shall comply with any applicable tender offer rules then in effect, including Section 14(e) of the Exchange Act and Rule 14e-1 promulgated thereunder, in connection with an Asset Sale Offer. In the event of any conflict between such tender offer rules and the provisions set forth in this Section 3.9, such tender offer rules shall control.

             (k) An Asset Sale Purchase Notice may be withdrawn before or after delivery by the Holder to the relevant Paying Agent at the office of such Paying Agent of the Note to which such Asset Sale Purchase Notice relates, by means of a written notice of withdrawal (by facsimile transmission or letter) received by such Paying Agent at such office not later than three Business
Days prior to the Asset Sale Purchase Date, specifying, as applicable:

             (i) the certificate number of the Note in respect of which such notice of withdrawal is being submitted;

             (ii) the aggregate principal amount of the Notes initially outstanding hereunder with respect to which such notice of withdrawal is being submitted; and

             (iii) the aggregate principal amount initially outstanding hereunder of the Note that remains subject to the original Asset Sale Purchase Notice and that has been or will be delivered for purchase by the Issuer.

A written notice of withdrawal may be in the form set forth in the preceding paragraph. Each Paying Agent will promptly return to the prospective Holders thereof any Notes with respect to which an Asset Sale Purchase Notice has been withdrawn in compliance with this Indenture.

             (l) The Guarantor will not, and will not permit any Subsidiary to, create or permit to exist or become effective any restriction (other than restrictions existing under (i) Indebtedness as in effect on the date of this Indenture or (ii) any Senior Indebtedness of the Issuer existing on the date of this Indenture or thereafter or any Senior Indebtedness of the Guarantor existing on the date of this Indenture or thereafter) that would materially impair the ability of the Issuer to make an Asset Sale Offer to purchase the Notes upon an Asset Sale or, if such Asset Sale Offer is made, to pay for the Notes tendered for purchase.

             SECTION 3.10 Limitation on Liens. The Guarantor will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien of any kind upon any of their respective assets or properties now owned or acquired after the date of this Indenture, or any income or profits therefrom, securing any Indebtedness of the Guarantor that is expressly by its terms subordinate or junior in right of payment to any other Indebtedness of the Guarantor, unless the Guarantees are equally and ratably secured, provided, however, that if such Lien securing such junior or subordinated Indebtedness ceases to exist, such equal and ratable Lien for the benefit of the Holders of the Guarantees shall cease to exist; provided, further, that the Lien securing such subordinated or junior Indebtedness shall be subordinated and junior to the Lien securing the Guarantees with the same relative priority as such subordinated or junior Indebtedness shall have with respect to the Guarantees.

             For purposes of this Indenture, the Guarantees will be considered equally and ratably secured with any other Lien if the Lien securing the Guarantees is of at least equal priority and covers the same property or assets as such other Lien.

             SECTION 3.11 Limitation Upon Other Senior Subordinated Indebtedness. Neither the Issuer nor the Guarantor will incur, create, assume, guarantee or in any other manner become directly or indirectly liable with respect to or be responsible for, or permit to remain outstanding, any Indebtedness (other than the Notes, the Guarantees, the 1997 Notes or the 1997 Guarantees) that is subordinate or junior in right of payment to any Senior Indebtedness of the Issuer or Senior Indebtedness of the Guarantor, unless such Indebtedness is also pari passu with, or subordinate in right of payment to, the Notes and the Guarantees pursuant to subordination provisions substantially similar to those set forth in Articles Thirteen and Fourteen.

             SECTION 3.12 Limitation on Dividends and Other Payment Restrictions Affecting Subsidiaries. The Guarantor will not, and will not permit any of its Subsidiaries to, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction on the ability of the Guarantor or any Subsidiary to (i) pay dividends or make any other distributions on Capital Stock of any Subsidiary, (ii) pay any Indebtedness owed to the Guarantor or any Subsidiary, (iii) make any Investment in the Guarantor or any Subsidiary, or (iv) transfer any of its property or assets to the Guarantor or any Subsidiary, except

             (A) any encumbrance or restriction pursuant to an agreement in effect at or entered into on the date of this Indenture,

             (B) any encumbrance or restriction with respect to a Person that was not a Subsidiary of the Issuer on the date of this Indenture, in existence at the time such Person becomes a Subsidiary of the Guarantor or created on the date it becomes a Subsidiary and not incurred in connection with, or in contemplation of, such Person becoming a Subsidiary,

             (C) any encumbrance or restriction on the ability of any Subsidiary to transfer any of its real property (and any improvements thereon) acquired after the date of this Indenture, to the Guarantor or any Subsidiary that is required by a lender to, or purchaser of any Indebtedness of, such Subsidiary in connection with a financing of the acquisition of such property (and/or construction of such improvements) by such Subsidiary permitted under this Indenture,

             (D) any encumbrance or restriction pursuant to any agreement that extends, refinances, renews or replaces any agreement containing any of the restrictions described in the foregoing clauses (A) through
         (C), provided, however, that the terms and conditions of any such restrictions are not materially less favorable to the Holders of the Notes than those under or pursuant to the agreement evidencing the Indebtedness so extended, refinanced, renewed or replaced,

             (E) encumbrances or restrictions arising under law,

             (F) any encumbrance or restriction arising under customary non-assignment provisions in installment purchase contracts, and

             (G) in the case of clause (iv) above, restrictions contained in security agreements permitted by this Indenture securing Indebtedness permitted by this Indenture to the extent such restrictions restrict the transfer of property subject to such security agreements or any renewals, extensions, substitutions, refinancings or replacements of such Indebtedness, provided, however, that the terms and conditions of any such restrictions shall not be materially less favorable to the Holders of the Notes than those under or pursuant to the agreement evidencing the Indebtedness so renewed, extended, substituted refinanced, or replaced.

             SECTION 3.13 Limitation on Guaranties. (a) The Guarantor will not permit any Subsidiary (other than the Issuer), directly or indirectly, to assume, guarantee or in any other manner become liable with respect to the payment of any Senior Indebtedness of the Issuer or Senior Indebtedness of the Guarantor, unless (i) such Subsidiary simultaneously executes and delivers a supplemental indenture to this Indenture providing for the guarantee of the payment of the Notes by such Subsidiary, which guarantee shall include subordination provisions substantially similar to those set forth in Article Thirteen to the same extent as the Notes are subordinated to Senior Indebtedness of the Issuer; and (ii) such Subsidiary waives and will not in any manner whatsoever claim or take the benefit or advantage of, any rights of reimbursement, indemnity or subrogation or any other rights against the Guarantor or any other Subsidiary as a result of such payment by such Subsidiary under its guarantee. Notwithstanding the foregoing, any such guarantee by a Subsidiary of the Notes shall provide by its terms that it shall be automatically and unconditionally released and discharged upon the release or discharge of such guarantee of payment of such Senior Indebtedness of the Issuer or such Senior Indebtedness of the Guarantor.

             (b) The Guarantor will not permit any Subsidiary (other than the Issuer), directly or indirectly, to assume, guarantee or in any other manner become liable with respect to the payment of any Indebtedness which is pari passu with or subordinated to the Notes, unless such Subsidiary simultaneously executes and delivers a supplemental indenture to this Indenture providing for a guarantee of the payment of the Notes by such Subsidiary; provided, however, in the case of such Subsidiary's assumption, guarantee or other liability with respect to Indebtedness subordinated to the Notes, such guarantee, assumption or other liability shall be subordinated to such Subsidiary's guarantee of the Notes to the same extent as such Indebtedness is subordinated to the Notes;
and provided, further, that this Section 3.13(b) shall not be applicable to any guarantee, assumption or other liability of any Subsidiary of the Guarantor in existence on the date of this Indenture or that (i) existed at the time such Person became a Subsidiary of the Guarantor or its predecessor and (ii) was not incurred in connection with, or in contemplation of, such Person becoming a Subsidiary of the Guarantor or its predecessor. Notwithstanding the foregoing, any such guarantee of the Notes by a Subsidiary shall provide by its terms that it shall be automatically and unconditionally released and discharged upon the release or discharge of such guarantee of such Indebtedness that is pari passu with or subordinated to the Notes.

             SECTION 3.14 Purchase of Notes Upon Change in Control. (a) If there shall have occurred a Change in Control, Notes shall be purchased by the Issuer, at the option of the Holder thereof, in whole or in part in integral multiples of aggregate principal amount of $1,000, on a date that is not earlier than 45 days nor later than 60 days from the date the Change in Control Notice referred to in paragraph (c) below is given to Holders or such later date as may be necessary for the Issuer and the Guarantor to comply with requirements under the Exchange Act (such date, or such later date, being the "Change in Control Purchase Date"), at a purchase price in cash (the "Change in Control Purchase Price") equal to 101% of the Accreted Amount thereof on any Change in Control Purchase Date prior to December 15, 1996 or 101% of the principal amount thereof plus accrued and unpaid interest, if any, to any Change in Control Purchase Date on or after December 15, 1996, subject to satisfaction by or on behalf of the Holder of the requirements set forth in
Section 3.14(c).

         (b) Within 30 days following a Change in Control and prior to the mailing of the Change in Control Notice to Holders provided for in paragraph
(c) below, the Issuer and the Guarantor covenant to either (1) repay in full all Senior Indebtedness of the Guarantor and Senior Indebtedness of the Issuer the terms of which require such payment in connection with such event or (2) obtain the requisite consent from holders of such Senior Indebtedness not repaid in order to permit the repurchase of the Notes as provided for in this
Section 3.14. The Issuer and the Guarantor shall first comply with this subsection (b) before the Issuer shall be required to repurchase the Notes pursuant to this Section 3.14, and any failure to comply with this subsection
(b) shall constitute a Default in the performance of a covenant for purposes of Section 5.1(b).

             (c) Within 30 days after the occurrence of a Change in Control, the Issuer shall give written notice of such Change in Control (a "Change in Control Notice") and of its offer (the "Change in Control Offer") to purchase Notes as specified herein to the Trustee and to each Holder of the Notes at its address appearing on the Note register, by first-class mail, postage prepaid. The Trustee shall be under no obligation to ascertain whether the Issuer is obligated to give a Change in Control Notice. The Change in Control Notice shall contain all instructions and materials necessary to enable such Holders to tender Notes, shall include a form of written notice to be completed by Holders electing to have Notes purchased under Section 3.14(a) (a "Change in Control Purchase Notice") and shall state or include:

             (i) that a Change in Control has occurred and the circumstances and events causing the Change in Control and the date such Change in Control is deemed to have occurred for purposes of this Section 3.14(c);

             (ii) the date by which a Holder must give a Change in Control Purchase Notice;

             (iii) the Change in Control Purchase Price;

             (iv)  the Change in Control Purchase Date;

             (v) that any Note not purchased will continue to accrue original issue discount and interest, as applicable;

             (vi) that Notes to be purchased shall, on the Change in Control Purchase Date, become due and payable at the Change in Control Purchase Price and from and after such date (unless the Issuer shall default in the payment of the Change in Control Purchase Price) such Notes shall cease to accrue original issue discount and interest, as applicable;

            (vii) (A) the Guarantor's most recently filed Annual Report on Form 10-K (including audited consolidated financial statements), the Guarantor's most recent subsequently filed Quarterly Report on Form 10-Q, as applicable, and any Current Report on Form 8-K of the Guarantor filed subsequent to such Quarterly Report (or, if the Guarantor is not required to file any of the foregoing forms, the comparable information required to be prepared by the Guarantor pursuant to Section 4.3), (B) a description of any material developments in the Guarantor's business since its latest annual or quarterly report filed with the Trustee pursuant to Section 4.3 and, if material, any appropriate pro forma financial information (including but not limited to pro forma historical income, cash flow and capitalization after giving effect to such Change in Control) and (C) such other information, if any, concerning the business of the Guarantor which the Guarantor in good faith believes will enable such Holders to make an informed investment decision; and

             (viii) the procedures a holder must follow to exercise rights under this Section 3.14(c) and a brief description of those rights and the procedures for withdrawing a Change in Control Purchase Notice.

             (d) Holders electing to have Notes purchased under Section 3.14(a) will be required to deliver a Change in Control Purchase Notice and surrender such Notes to the Paying Agent specified in the Change of Control Notice at the address specified in the notice by the close of business at least five Business Days prior to the Change in Control Purchase Date.
Holders will be entitled to withdraw their election if such Paying Agent receives, at the close of business not later than three Business Days prior to the Change in Control Purchase Date, a telegram, telex, facsimile transmission or letter setting forth (i) the name of the Holder, (ii) the certificate number of the Note in respect of which such notice of withdrawal is being submitted, (iii) the aggregate principal amount of the Notes delivered for purchase by the Holder as to which its election is to be withdrawn, and (iv) a statement that such Holder is withdrawing its election to have such Notes purchased. Each Paying Agent will promptly return to the prospective Holders thereof any Notes with respect to which a Change in Control Purchase Notice has been withdrawn in compliance herewith.

             (e) Upon receipt by the Paying Agent specified in the Change of Control Notice of a Change in Control Purchase Notice, the Holder of the Note in respect of which such Change in Control Purchase Notice was given shall (unless such Change in Control Purchase Notice is withdrawn pursuant to Section 3.14(d)) thereafter be entitled to receive solely the Change in Control Purchase Price with respect to such Note. Such Change in Control Purchase Price shall be paid to such Holder promptly following the later of the Business Day following the Change in Control Purchase Date (provided the conditions in Section 3.14(d) have been satisfied) and the time of delivery of such Note to the relevant Paying Agent at the office of such Paying Agent by the Holder thereof in the manner required by Section 3.14(c).

             (f) On or prior to 11:00 a.m., New York City time, on the Change in Control Purchase Date, the Issuer shall deposit with the Paying Agent specified in the Change of Control Notice (or if the Issuer is acting as its own Paying Agent, segregate and hold in trust as provided in Section 6.5) an amount of money in same day funds (or New York Clearing House funds if such deposit is made prior to the Change in Control Purchase Date) sufficient to pay the Change in Control Purchase Price of all the Notes or portions thereof which are to be purchased on that date.

             (g) Any Note that is to be purchased only in part shall be surrendered to the Paying Agent specified in the Change of Control Notice at the office of such Paying Agent (with, if the Issuer or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Issuer shall execute, the Guarantor shall execute the Guarantee endorsed on, and the Trustee shall authenticate and deliver to the Holder of such Note, without service charge, one or more new Notes of any authorized denomination as requested by such Holder in the aggregate principal amount of the Note so surrendered that is not purchased.

       (h) The Issuer and the Guarantor shall comply with any applicable tender offer rules then in effect, including Section 14(e) of the Exchange Act and Rule 14e-1 promulgated thereunder, in connection with a Change in Control Offer. In the event of any conflict between such tender offer rules and the provisions set forth in this Section 3.14, such tender offer rules shall control.

             SECTION 3.15 Payment of Taxes and Other Claims. The Guarantor will pay or discharge or cause to be paid or discharged before the same shall become delinquent, (i) all material taxes, assessments and governmental charges levied or imposed upon the Guarantor or any Subsidiary of the Guarantor or upon the income, profits or property of the Guarantor or any of its Subsidiaries, and (ii) all material lawful claims for labor, materials and supplies which, if unpaid, might by law become a Lien upon the property of the Guarantor or any of its Subsidiaries; provided, however, that the Guarantor shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claims the amount, applicability or validity of which is being contested in good faith by appropriate proceedings and for which adequate provision has been made.

             SECTION 3.16 Commission Reports and Reports to Holders of Notes. Within 15 days after the Guarantor files with the Commission copies of its annual reports and other information, documents and reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) which it is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act, the Guarantor shall file the same with the Trustee. So long as the Notes remain outstanding, the Guarantor shall cause quarterly reports (containing unaudited financial statements) for the first three quarters of each fiscal year and annual reports (containing audited financial statements and an opinion thereon by the Guarantor's independent certified public accountants) which it would be required to file under Section 13 of the Exchange Act if it had a class of securities listed on a national securities exchange to be mailed to the Holders of Notes at their addresses appearing in the register of Notes maintained by the registrar within 15 days of when such report would have been required to be filed under Section 13 of the Exchange Act. The
Guarantor also shall comply with the other provisions of Section 314(a) of the Trust Indenture Act of 1939.


                                  ARTICLE FOUR
                    SECURITYHOLDERS LISTS AND REPORTS BY THE
                      ISSUER, THE GUARANTOR AND THE TRUSTEE

             SECTION 4.1 Issuer and Guarantor to Furnish Trustee Information as to Names and Addresses of Securityholders. The Issuer and the Guarantor and any other obligor on the Securities covenant and agree that they will furnish or cause to be furnished to the Trustee a list in such form as the Trustee may reasonably require of the names and addresses of the Holders of the Securities of each series:

                 (a) semiannually and not more than 15 days after each January 1 and July 1, and

                 (b) at such other times as the Trustee may request in writing, within 30 days after receipt by the Issuer or the Guarantor of any such request,

         provided that if and so long as the Trustee shall be the registrar for such series, such list shall not be required to be furnished.

             SECTION 4.2  Preservation and Disclosure of Securityholders
Lists.
(a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the Holders of each series of Securities (i) contained in the most recent list furnished to it as provided in Section 4.1, and (ii) received by it in the capacity of registrar or paying agent for such series, if so acting. The Trustee may destroy any list furnished to it as provided in Section 4.1 upon receipt of a new list so furnished.

             (b) In case three or more Holders of Securities (hereinafter referred to as "applicants") apply in writing to the Trustee and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Securities of a particular series (in which case the applicants must all hold Securities of such series) or with Holders of all Securities with respect to their rights under this Indenture or under such Securities and such application is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either

              (i) afford to such applicants access to the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 4.2, or

             (ii) inform such applicants as to the approximate number of Holders of Securities of such series or of all Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee, in accordance with the provisions of subsection (a) of this Section 4.2, and as to the approximate cost of mailing to such Securityholders the form of proxy or other communication, if any, specified in such application.

      If the Trustee shall elect not to afford to such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Securityholder of such series or all Holders of Securities, as the case may be, whose name and address appears in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 4.2 a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Securities of such series or of all Securities, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met, and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Securityholders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

     (c) Each and every Holder of Securities, by receiving and holding the same, agrees with the Issuer and the Trustee that neither the Issuer, the Guarantor nor the Trustee nor any agent of the Issuer, the Guarantor or the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with the provisions of subsection (b) of this Section 4.2, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under such subsection (b).

             SECTION 4.3 Reports by the Issuer and Guarantor. The Issuer and the Guarantor each covenants:

             (a) to file with the Trustee, within 15 days after the Issuer or the Guarantor, as the case may be, is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer or the Guarantor may be required to file with the Commission pursuant to Section 13 or
         Section 15(d) of the Exchange Act; or, if the Issuer or the Guarantor is not required to file information, documents or reports pursuant to either of such Sections, then to file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to
         Section 13 of the Exchange Act in respect of a debt security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

             (b) to file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Issuer or the Guarantor, or both, with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations;

             (c) to transmit by mail to the Holders of Securities within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in Section 4.4(c), such summaries of any information, documents and reports required to be filed by the Issuer or the Guarantor pursuant to subsections (a) and (b) of this Section
         4.3 as may be required to be transmitted to such Holders by rules and regulations prescribed from time to time by the Commission; and

             (d) furnish to the Trustee, not less than annually, a brief certificate from the principal executive officer, principal financial officer or principal accounting officer as to his knowledge of the Issuer's or the Guarantor's compliance with all conditions and covenants under this Indenture. For purposes of this subsection (d), such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture.

         SECTION 4.4 Reports by the Trustee. (a) Within 60 days after January 1 of each year commencing with the year 1994, the Trustee shall transmit by mail to the Holders of Securities, as provided in subsection (c) of this Section 4.4, a brief report dated as of such January 1 with respect to any of the following events which may have occurred within the last 12 months (but if no such event has occurred within such period, no report need be transmitted):

              (i) any change to its eligibility under Section 6.9 and its qualification under Section 6.8;

             (ii) the creation of, or any material change to, a relationship specified in paragraph (1) through (10) of Section 310(b) of the Trust Indenture Act of 1939;

            (iii) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities of any series, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than 1/2 of 1% of the principal amount of all Securities Outstanding on the date of such report;

             (iv) the amount, interest rate, if any, and maturity date of all other indebtedness owing by the Issuer or the Guarantor (or by any other obligor on the Securities) to the Trustee in its individual capacity on the date of such report, with a brief description of any property held as collateral security therefor, except any indebtedness based upon a creditor relationship arising in any manner described in Section 311(b) of the Trust Indenture Act of 1939;

              (v) any change to the property and funds, if any, physically in the possession of the Trustee (as such) on the date of such report;

             (vi) any additional issue of Securities which the Trustee has not previously reported; and

            (vii) any action taken by the Trustee in the performance of its duties under this Indenture which it has not previously reported and which in its opinion materially affects the Securities, except action in respect of a default, notice of which has been or is to be withheldby it in accordance with the provisions of Article Five.

             (b) The Trustee shall transmit to the Securityholders of each series, as provided in subsection (c) of this Section 4.4, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee, as such, since the date of the last report transmitted pursuant to the provisions of subsection (a) of this Section 4.4 (or if no such report has yet been so transmitted, since the date of this Indenture) for the reimbursement of which it claims or may claim a lien or charge prior to that of the Securities of such series on property or funds held or collected by it as Trustee and which it has not previously reported pursuant to this subsection (b), except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of all Securities Outstanding at such time, such report to be transmitted within 90 days after such time.

             (c) Reports pursuant to this Section shall be transmitted by mail:

                      (i) to all Holders of Securities, as the names and addresses of such Holders appear upon the registry books of the Issuer; and

                      (ii) to all other Persons to whom such reports are required to be transmitted pursuant to Section 313(c) of the Trust Indenture Act of 1939.

             (d) A copy of each such report shall, at the time of such transmission to Securityholders, be furnished to the Issuer and the Guarantor and be filed by the Trustee with each stock exchange upon which the Securities of any applicable series are listed and also with the Commission. The Issuer agrees to promptly notify the Trustee with respect to any series when and as the Securities of such series become admitted to trading on any national securities exchange.


                                  ARTICLE FIVE
                  REMEDIES OF THE TRUSTEE AND SECURITY HOLDERS
                               ON EVENT OF DEFAULT

        SECTION 5.1 Events of Default. "Event of Default", wherever used herein with respect to the Notes, means any one of the following events (whatever the reason for such Event of Default and whether or not it shall be occasioned or prohibited by the provisions of Article Thirteen or otherwise):

            (a) default in the payment of any installment of interest on the Notes as and when the same becomes due and payable, and continuance of such default for a period of 30 days; or

             (b) default in the payment of the principal of the Notes, Redemption Price, Change in Control Purchase Price, Colombian Sale Redemption Price or Asset Sale Offer Price when the same becomes due and payable as provided in this Indenture, whether at its Stated Maturity, upon redemption, upon declaration of acceleration, when due for purchase by the Issuer or otherwise, whether or not such payment shall be prohibited by this Indenture; or

             (c) default in the performance, or breach, of any covenant or agreement of the Issuer or the Guarantor under this Indenture (other than a default in the performance, or breach, of a covenant or agreement that is specifically dealt with elsewhere in this Section 5.1), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Issuer and the Guarantor by the Trustee or to the Issuer, the Guarantor and the Trustee by the Holders of at least 25% in principal amount of the outstanding Notes a written notice specifying such default or breach and stating that such notice is a "Notice of Default"; or

             (d) (i) an event of default shall have occurred under any mortgage, bond, indenture, loan agreement or other document evidencing any issue of Indebtedness of the Issuer, the Guarantor or any other Material Subsidiary (except for any Special Subsidiary less than 30% of the common equity of which is directly or indirectly owned by the Issuer as of the date of this Indenture) for money borrowed, which issue has an aggregate outstanding principal amount of not less than $10,000,000, and such default shall result in such Indebtedness becoming, whether by declaration or otherwise, due and payable prior to the date on which it would otherwise become due and payable or (ii) a default in any payment when due at final maturity of any such Indebtedness; or

             (e) final judgments or orders rendered against the Issuer, the Guarantor or any other Material Subsidiary (except for any Special Subsidiary less than 30% of the common equity of which is directly or indirectly owned by the Issuer as of the date of this Indenture) which require the payment in money, either individually or in an aggregate amount, of more than $10,000,000 and such judgment or order shall remain unsatisfied or unstayed for 60 consecutive days after such judgement or order becomes final and nonappealable; or

             (f) the entry of a decree or order by a court having jurisdiction in the premises (i) for relief in respect of the Issuer, the Guarantor or any other Material Subsidiary (except for any Special Subsidiary less than 30% of the common equity of which is directly or indirectly owned by the Issuer as of the date of this Indenture) in an involuntary case or proceeding under, in the case of the Issuer or any other Material Subsidiary, the Bankruptcy Code or any other federal or state bankruptcy, insolvency, reorganization or similar law, or, in the case of the Guarantor, any applicable bankruptcy, insolvency, reorganization or similar law of the Cayman Islands or (ii) adjudging the Issuer, the Guarantor or any other such Material Subsidiary a bankrupt or insolvent, or seeking reorganization, arrangement,adjustment or composition of or in respect of the Issuer, the Guarantor or any other such Material Subsidiary under, in the case ofthe Issuer or any other Material Subsidiary, the Bankruptcy Code or any other applicable federal or state law, or, in the case of the Guarantor, any applicable bankruptcy, insolvency or other similar law of the Cayman Islands; or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Issuer, the Guarantor or any other such Material Subsidiary or of any substantial part of any of their properties, or Ordering the winding up or liquidation of any of their affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

             (g) the institution by the Issuer, the Guarantor or any other Material Subsidiary (except for any Special Subsidiary less than
30% of the common equity of which is directly or indirectly owned by the Issuer as of the date of this Indenture) of a voluntary case or proceeding under, in the case of the Issuer or any other Material Subsidiary, the Bankruptcy Code or any other applicable federal or state law, or, in the case of the Guarantor, any applicable bankruptcy, insolvency or other similar law of the Cayman Islands, or any other case or proceedings to be adjudicated a bankrupt or insolvent, or the consent by the Issuer, the Guarantor or any other such Material Subsidiary to the entry of a decree or order for relief in respect of the Issuer, the Guarantor or any other such MaterialSubsidiary in any involuntary case or proceeding under, in the case ofthe Issuer or any other Material Subsidiary, the Bankruptcy Code or any other applicable federal or state law, or, in the case of the Guarantor, any applicable bankruptcy, insolvency or other similar law of the Cayman Islands, or to the institution of bankruptcy or insolvency proceedings against the Issuer, the Guarantor or any such other Material Subsidiary, or the filing by the Issuer, the Guarantor or any such other Material Subsidiary of a petition or answer or consent seeking reorganization or relief under, in the case of the Issuer or any other Material Subsidiary, the Bankruptcy Code or any other applicable federal or state law, or, in the case of the Guarantor, any applicable bankruptcy, insolvency or other similar law of the Cayman Islands, or the consent by it to
the filing of any such    petition or to the appointment of or taking
possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Issuer, the Guarantor or any other such Material Subsidiary or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due or taking of corporate action by the Issuer, the Guarantor or any other such Material Subsidiary in furtherance of any such action; or

             (h) default by the Issuer or the Guarantor in the performance or breach of the terms of Article Nine.

             Each of the Issuer and the Guarantor shall deliver to the Trustee, immediately after it becomes aware of the occurrence thereof, written notice of (i) any Event of Default under this Section 5.1, or (ii) any event which with the giving of notice or the lapse of time or both would become an Event of Default under clause (c) or clause (d), its status and what action the Issuer or the Guarantor is taking or proposes to take with respect thereto.

           SECTION 5.2 Acceleration of Maturity; Rescission. If an Event of Default with respect to the Notes (other than an Event of Default specified in Section 5.1(f) or 5.1(g)) occurs and is continuing, the Trustee or the Holders of at least a 25% in aggregate principal amount of the Notes then outstanding, by written notice to the Issuer and the Guarantor (and to the Trustee if such notice is given by Holders), may, and the Trustee at the request of such Holders shall, declare the Notes and the accrued interest thereon (or, prior to December 15, 1996, the Accreted Amount) to be immediately due and payable, as specified below. Upon a declaration of acceleration, such amount shall be due and payable immediately after receipt by the Issuer and the Guarantor of such written notice given hereunder. If an Event of Default specified in
Section 5.1(f) or 5.1(g) occurs and is continuing, then the Notes and the accrued interest thereon (or, prior to December 15, 1996, the Accreted Amount) shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder. At any time after such declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in aggregate principal amount of the Notes outstanding, by written notice to the Issuer, the Guarantor and the Trustee, may rescind and annul such declaration and its consequences if:

             (a) the Issuer or the Guarantor has paid or deposited with the Trustee a sum sufficient to pay

             (i) all sums paid or advanced by the Trustee under Section 6.6 and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and

             (ii) the amounts payable in respect of any Notes which have become due otherwise than by such declaration of acceleration and overdue interest thereon (to the extent of such overdue interest at the rate borne by the Notes); and

             (b) the rescission would not conflict with any judgment or decree and if all existing Events of Default, other than the non-payment of the principal amount or Accreted Amount of the Notes which have become due solely by such declaration of acceleration, have been cured or waived.

             No such rescission shall affect any subsequent Default or impair any right consequent thereon provided in Section 5.13.

             SECTION 5.3 Collection of Indebtedness and Suits for Enforcement by Trustee. The Issuer covenants that if an Event of Default described in
Section 5.1(a) or 5.1(b) occurs and is continuing, the Issuer will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Notes, the whole amount then due and payable on such Notes, with interest upon the overdue amounts and, to the extent that payment of such interest shall be legally enforceable, upon overdue interest, at the rate borne by the Notes; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

             If the Issuer fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Issuer, the Guarantor or any other obligor upon the Notes and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Issuer, the Guarantor or any other obligor upon the Notes, wherever situated.

             If an Event of Default with respect to the Notes occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Notes by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or the Notes or in aid of the exercise of any power granted herein or therein, or to enforce any other proper remedy.

             SECTION 5.4 Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Issuer, the Guarantor or any other obligor upon the Notes or the property of the Issuer, the Guarantor or such other obligor or their creditors, the Trustee (irrespective of whether the principal amount of the Notes, premium, if any, accreted original issue discount, Redemption
Price, Change in Control Purchase Price, Colombian Sale Redemption Price, Asset Sale Offer Price, interest, if any, or any other payment required to be made under this Indenture in connection with the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Issuer or the Guarantor for the payment of any such amount) shall be entitled and empowered, by intervention in such proceeding or otherwise,

             (a) to file and prove a claim for the whole amount, or such lesser amount as may be provided for in the Notes, of the principal amount of the Notes, premium, if any, accreted original issue discount, Redemption Price, Change in Control Purchase Price, Colombian Sale Redemption Price, Asset Sale Offer Price, interest, if any, or any other payment required to be made under this Indenture and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders of Notes allowed in such judicial proceeding, and

           (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

   and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder of Notes to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Notes, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.6.

             Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Note any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder of a Note in any such proceeding.

             SECTION 5.5 Trustee May Enforce Claims without Possession of Notes. All rights of action and claims under this Indenture or any of the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery or judgment, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, shall be for the ratable benefit of each and every Holder of a Note in respect of which such judgment has been recovered.

             SECTION 5.6 Application of Money Collected. Any money collected by the Trustee pursuant to this Article shall be applied in the following order, upon presentation of the Notes and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

             FIRST:  To the payment of all amounts due the Trustee under
Section 6.6;

             SECOND: To the payment of the amounts then due and unpaid upon the Notes for the principal amount of the Notes, premium, if any, accreted original issue discount, Redemption Price, Change in Control Purchase Price, Colombian Sale Redemption Price, Asset Sale
Offer Price, interest, if any, or any other payment required to be made under this Indenture, as the case may be, ratably, without preference or priority of any kind, according to the aggregate amounts due and payable on such Notes;

             THIRD:  The balance, if any, to the Issuer.

             SECTION 5.7 Limitations on Suits. No Holder of any Notes shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

             (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

             (b) the Holders of not less than 25% in aggregate principal amount of the Notes at the time outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default;

             (c) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

             (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

             (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the outstanding Notes;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture or any Note to affect, disturb or prejudice the rights of any other Holders of Notes, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

             SECTION 5.8 Unconditional Right of Holders to Receive Payment. Notwithstanding any other provision in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal amount, premium, if any, accreted original issue discount, Redemption Price, Change in Control Purchase Price, Colombian Sale Redemption Price, Asset Sale Offer Price, interest, if any, or any other payment required to be made under this Indenture with respect to such Note, on the respective due dates therefor specified in such Note (or, in the case of redemption, on the Redemption Date or, in the case of repayment at the option of such Holder as provided in or pursuant to this Indenture, on the date such repayment is due) and to institute suit for the enforcement of any such payment, and such right shall not be impaired or affected without the consent of such Holder.

             SECTION 5.9 Restoration of Rights and Remedies. If the Trustee or any Holder of a Note has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Issuer, the Guarantor, the Trustee and each such Holder shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and each such Holder shall continue as though no such proceeding had been instituted.

             SECTION 5.10 Rights and Remedies Cumulative. Except as otherwise provided in Section 2.9, no right or remedy herein conferred upon or reserved to the Trustee or to each and every Holder of a Note is intended to be exclusive of any other right or remedy, and every right and remedy to the extent permitted by law, shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

             SECTION 5.11 Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article Five or by law to the Trustee or to any Holder of a Note may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by such Holder, as the case may be.

             SECTION 5.12 Control by Holders of Notes. The Holders of a majority in aggregate principal amount of the outstanding Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, provided that

             (a) such direction shall not be in conflict with any rule of law or with this Indenture or with the Notes, and

             (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

             SECTION 5.13 Waiver of Past Defaults. The Holders of not less than a majority in aggregate principal amount of the outstanding Notes, by notice to the Trustee, on behalf of the Holders of all the Notes may waive any past Default hereunder with respect to such Notes and its consequences, except

             (a) an Event of Default described in Section 5.1(a) or 5.1(b), or

             (b)  a Default in respect of a covenant or provision that under
         Section 8.2 cannot be modified or amended without the consent of the Holder of each outstanding Note affected.

             Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

             SECTION 5.14 Waiver of Stay or Extension Laws. The Issuer and the Guarantor each covenants that (to the extent that it may lawfully do so) it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Issuer and the Guarantor each expressly waives (to the extent that it may lawfully do so) all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

             SECTION 5.15 Notice of Defaults. If a Default or an Event of Default occurs and is continuing with respect to the Notes and if it is known to the Trustee, the Trustee shall mail to each Holder of Notes notice of the Default or Event of Default within 30 days after it occurs and is known to have occurred by the Trustee, unless such Default or Event of Default has been cured.

                                   ARTICLE SIX
                             CONCERNING THE TRUSTEE

             SECTION 6.1 Duties and Responsibilities of the Trustee; During Default; Prior to Default. With respect to the Holders of any series of Securities issued hereunder, the Trustee, prior to the occurrence of an Event of Default with respect to the Securities of a particular series and after the curing or waiving of all Events of Default which may have occurred with respect to such series, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default with respect to the Securities of a series has occurred (which has not been cured or waived) the Trustee shall exercise with respect to such series of Securities such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

             No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct, except that:

             (a) prior to the occurrence of an Event of Default with respect to the Securities of any series and after the curing or waiving of all such Events of Default with respect to such series which may have occurred:

                      (i) the duties and obligations of the Trustee with respect to the Securities of any series shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                      (ii) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such statements, certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

             (b) the Trustee shall not be liable for any error of judgment madein good faith by a Responsible Officer or Responsible Officers of the Trustee,unless it shall be proved that the Trustee was negligent in ascertaining thepertinent facts; and

             (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders pursuant to Article Five relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

             None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there shall be reasonable ground for believing that the repayment of such funds or adequate indemnity against such liability is not reasonably assured to it.


             SECTION 6.2  Certain Rights of the Trustee.  Subject to Section
6.1:

             (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, coupon, security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

             (b) any request, direction, order or demand of the Issuer or the Guarantor mentioned herein shall be sufficiently evidenced by an Officers' Certificate or Issuer Order (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a Board Resolution;

             (c) the Trustee may consult with counsel of its selection and any advice of such counsel promptly confirmed in writing shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in reliance thereon in accordance with such advice or Opinion of Counsel;

             (d) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders pursuant to the provisions of this Indenture (including, without limitation, pursuant to Article Five), unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred therein or thereby;

             (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture;

             (f) prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security, or other paper or document unless requested in writing so to do by the Holders of not less than a majority in aggregate principal amount of the Securities of all series affected then Outstanding; provided that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such investigation shall be paid by the Issuer or the Guarantor or, if paid by the Trustee or any predecessor Trustee, shall be repaid by the Issuer or the Guarantor upon demand;

             (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys not regularly in its employ and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by it hereunder;

             (h) The Trustee shall not be charged with knowledge of any default or Event of Default with respect to a series of Securities unless either (i) a Responsible Officer of the Trustee assigned to the Corporate Trust Office of the Trustee (or any successor division or department of the Trustee) shall have actual knowledge of such default or Event of Default or
(ii) written notice of such default or Event of Default shall have been given to the Trustee by the Issuer or the Guarantor or any other obligor on such series of Securities or by any Holder of Securities of such series; and

             (i) The Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

             SECTION 6.3 Trustee Not Responsible for Recitals, Disposition of Securities or Application of Proceeds Thereof. The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Issuer or the Guarantor, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Indenture, of the Securities or of any prospectus used to sell the Securities. The Trustee shall not be accountable for the use or application by the Issuer of any of the Securities or of the proceeds thereof.

             SECTION 6.4 Trustee and Agents May Hold Securities; Collections, etc. The Trustee or any agent of the Issuer, the Guarantor or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not the Trustee or such agent and, subject to Sections 6.8 and 6.13, may otherwise deal with the Issuer and the Guarantor and receive, collect, hold and retain collections from the Issuer and the Guarantor with the same rights it would have if it were not the Trustee or such agent.

          SECTION 6.5  Moneys Held by Trustee.  Subject to the provisions of
Section 10.4 hereof, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. Neither the Trustee nor any agent of the Issuer or the Guarantor or the Trustee shall be under any liability for interest on any moneys received by it hereunder.

             SECTION 6.6 Compensation and Indemnification of Trustee and Its Prior Claim. The Issuer and the Guarantor covenant and agree to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation as shall be agreed to in writing between the Issuer, the Guarantor and the Trustee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and the Issuer and the Guarantor covenant and agree to pay or reimburse the Trustee and each predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Issuer and the Guarantor also covenant to indemnify the Trustee and each predecessor Trustee for, and to hold it harmless against, any and all loss, liability, damage, claim or expense, including taxes (other than taxes based on the income of the Trustee), incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and its duties hereunder, including the costs and expenses of defending itself against or investigating any claim or liability in the premises. The obligations of the Issuer and the Guarantor under this Section 6.6 to compensate and indemnify the Trustee and each predecessor Trustee and to pay or reimburse the Trustee and each predecessor Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture or the resignation or removal of the Trustee and shall not be subordinate to the payment of Senior Indebtedness of the Issuer and Senior Indebtedness of the Guarantor pursuant to Article Thirteen and Article Fourteen, respectively. Such additional indebtedness shall be a senior claim to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities, and the Securities are hereby subordinated to such senior claim. When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.1 or in connection with Article Five hereof, the expenses (including the reasonable fees and expenses of its counsel) and the compensation for the service in connection therewith are intended to constitute expenses of administration under any bankruptcy law. The provisions of this Section 6.6 shall survive the resignation or removal of the Trustee and the termination of this Indenture.

             SECTION 6.7 Right of Trustee to Rely on Officers' Certificate, etc. Subject to Sections 6.1 and 6.2, whenever in the administration of the trusts of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.

             SECTION 6.8 Qualification of Trustee; Conflicting Interests. This Indenture shall always have a Trustee who satisfies the requirements of
Section 310(a)(1) of the Trust Indenture Act of 1939. The Trustee shall have a combined capital and surplus of at least $25,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with Section 310(b) of the Trust Indenture Act of 1939 regarding disqualification of a trustee upon acquiring a conflicting interest.

             SECTION 6.9 Persons Eligible for Appointment as Trustee; Different Trustees for Different Series. The Trustee for each series of Securities hereunder shall at all times be a corporation organized and doing business under the laws of the United States of America or of any state or the District of Columbia having a combined capital and surplus of at least $25,000,000, and which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by federal, state or District of Columbia authority, or a corporation or other Person permitted to act as trustee by the Commission. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. No obligor upon the Securities or any Affiliate of such obligor shall serve as trustee upon the Securities. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 6.9, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.10.

             A different Trustee may be appointed by the Issuer for any series of Securities prior to the issuance of such Securities. If the initial
Trustee for any series of Securities is to be a trustee other than United States Trust Company of New York, the Issuer, the Guarantor and such Trustee shall, prior to the issuance of such Securities, execute and deliver an indenture supplemental hereto, which shall provide for the appointment of such Trustee as Trustee for the Securities of such series and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee.

             SECTION 6.10 Resignation and Removal; Appointment of Successor Trustee. (a) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign with respect to one or more or all series of Securities by giving written notice of resignation to the Issuer. Upon receiving such notice of resignation, the Issuer shall promptly appoint a successor trustee or trustees with respect to the applicable series by written instrument in duplicate, executed by authority of the Board of Directors, one copy of which instrument shall be delivered to the resigning trustee and one copy to the successor trustee or trustees. If no successor trustee shall have been so appointed with respect to any series and have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Securityholder who has been a bona fide Holder of a Security or Securities of the applicable series for at least six months may, subject to the provisions of Article Five, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

             (b)  In case at any time any of the following shall occur:

                      (i) the Trustee shall fail to comply with the provisions of Section 6.8 with respect to any series of Securities after written request therefor by the Issuer or the Guarantor or by any Securityholder who has been a bona fide Holder of a Security or Securities of such series for at least six months; or

                      (ii) the Trustee shall cease to be eligible in accordance with the provisions of Section 6.9 and shall fail to resign after written request therefor by the Issuer or the Guarantor or by any such Securityholder; or

                    (iii) the Trustee shall become incapable of acting with respect to any series of Securities, or shall be adjudged a bankrupt or insolvent, or a receiver or liquidator of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, the Issuer may remove the Trustee with respect to the applicable series of Securities and appoint a successor trustee for such series by written instrument, in duplicate, executed by order of the Board of Directors one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Article Five, any Securityholder who has been a bona fide Holder of a Security or Securities of such series for at least six months may on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee with respect to such series. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

             (c) The Holders of a majority in aggregate principal amount of the Securities of each series then Outstanding may at any time remove the Trustee with respect to Securities of such series and appoint a successor trustee with respect to the Securities of such series by delivering to the Trustee so removed, to the successor trustee so appointed and to the Issuer and the Guarantor the evidence provided for in Section 7.1 of the action in that regard taken by the Securityholders. If no successor trustee shall have been so appointed with respect to any series and have accepted appointment within 30 days after the delivery of such evidence of removal, the Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Securityholder who has been a bona fide Holder of a Security or Securities of the applicable series for at least six months may, subject to the provisions of Article Five, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

             (d) Any resignation or removal of the Trustee with respect to any series and any appointment of a successor trustee with respect to such series pursuant to any of the provisions of this Section 6.10 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 6.11.

             SECTION 6.11  Acceptance of Appointment by Successor Trustee.
Any successor trustee appointed as provided in Section 6.10 shall execute and deliver to the Issuer and the Guarantor and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee with respect to all or any applicable series shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations with respect to such series of its predecessor hereunder, with like effect as if originally named as trustee for such series hereunder; but, nevertheless, on the written request of the Issuer, the Guarantor or of the successor trustee, upon payment of its charges then unpaid, the trustee ceasing to act shall, subject to Section 10.4, pay over to the successor trustee all moneys at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor trustee all such rights, powers, duties and obligations. Upon request of any such successor trustee, the Issuer and the Guarantor shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a prior claim upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of Section 6.6.

      If a successor trustee is appointed with respect to the Securities of one or more (but not all) series, the Issuer, the predecessor Trustee and each successor trustee with respect to the Securities of any applicable series shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor Trustee with respect to the Securities of any series as to which the predecessor Trustee is not retiring shall continue to be vested in the predecessor Trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such trustees co-trustees of the same trust and that each such trustee shall be trustee of a trust or trusts under separate indentures.

             No successor trustee with respect to any series of Securities shall accept appointment as provided in this Section 6.11 unless at the time of such acceptance such successor trustee shall be qualified under the provisions of Section 6.8 and eligible under the provisions of Section 6.9.

             Upon acceptance of appointment by any successor trustee as provided in this Section 6.11, the Issuer shall give notice thereof to the Holders of Securities of each series affected, by mailing such notice to such Holders at their addresses as they shall appear on the registry books. If the Issuer fails to give such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be given at the expense of the Issuer.

             SECTION 6.12 Merger, Conversion, Consolidation or Succession to Business of Trustee. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be qualified under the provisions of Section 6.8 and eligible under the provisions of Section 6.9, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities of any series shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee and deliver such Securities so authenticated; and, in case at that time any of the Securities of any series shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificate shall have the full force which it is anywhere in the Securities of such series or in this Indenture provided that the certificate of the Trustee shall have; provided, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities of any series in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

             SECTION 6.13 Preferential Collection of Claims Against the Issuer. The Trustee shall comply with Section 311(a) of the Trust Indenture Act of 1939, excluding any creditor relationship listed in Section 311(b) of the Trust Indenture Act of 1939. A Trustee who has resigned or been removed shall be subject to Section 311(a) of the Trust Indenture Act of 1939 to the extent indicated therein.

          SECTION 6.14 Appointment of Authenticating Agent. As long as any Securities of a series remain Outstanding, the Trustee may, by an instrument in writing, appoint with the approval of the Issuer an authenticating agent (the "Authenticating Agent") which shall be authorized to act on behalf of the Trustee to authenticate Securities, including Securities issued upon exchange, registration of transfer, partial redemption or pursuant to Section
2.9. Securities of each such series authenticated by such Authenticating Agent shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee. Whenever reference is made in this Indenture to the authentication and delivery of Securities of any series by the Trustee or to the Trustee's Certificate of Authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent for such series and a Certificate of Authentication executed on behalf of the Trustee by such Authenticating Agent. Such Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States of America or of any state or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $25,000,000 (determined as provided in Section 6.9 with respect to the Trustee) and subject to supervision or examination by federal or state authority.

             Any corporation into which any Authenticating Agent may be merged or converted, or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent with respect to all series of Securities for which it served as Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent. Any Authenticating Agent may at any time, and if it shall cease to be eligible shall, resign by giving written notice of resignation to the Trustee and to the Issuer. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Issuer.

             Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.14 with respect to one or more series of Securities, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Issuer and the Issuer shall provide notice of such appointment to all Holders of Securities of such series in the manner and to the extent provided in Section 11.4. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent. The Issuer agrees to pay to the Authenticating Agent for such series from time to time reasonable compensation. The Authenticating Agent for the Securities of any series shall have no responsibility or liability for any action taken by it as such at the direction of the Trustee.

             Sections 6.2, 6.3, 6.4 and 7.3 shall be applicable to any Authenticating Agent.


                                  ARTICLE SEVEN
                         CONCERNING THE SECURITYHOLDERS

             SECTION 7.1 Evidence of Action Taken by Securityholders. Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by a specified percentage in principal amount of the Securityholders of any or all series may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such specified percentage of Securityholders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Proof of execution of any instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Sections 6.1 and 6.2) conclusive in favor of the Trustee, the Issuer and the Guarantor, if made in the manner provided in this Article Seven.

             SECTION 7.2 Proof of Execution of Instruments and of Holding of Securities. Subject to Sections 6.1 and 6.2, the execution of any instrument by a Securityholder or his agent or proxy may be proved in the following manner:

             (a) The fact and date of the execution by any Holder of any instrument may be proved by the certificate of any notary public or other officer of any jurisdiction authorized to take acknowledgments of deeds or administer oaths that the person executing such instruments acknowledged to him the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or other such officer. Where such execution is by or on behalf of any legal entity other than an individual, such certificate or affidavit shall also constitute sufficient proof of the authority of the person executing the same.

             (b) The ownership of Securities shall be proved by the Security register or by a certificate of the Security registrar.

             SECTION 7.3 Holders to be Treated as Owners. The Issuer, the Guarantor, the Trustee and any agent of the Issuer, the Guarantor or the Trustee may deem and treat the Person in whose name any Security shall be registered upon the Security register for such series as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of and, subject to the provisions of this Indenture, interest, if any, on such Security and for all other purposes; and neither the Issuer nor the Guarantor nor the Trustee nor any agent of the Issuer, the Guarantor or the Trustee shall be affected by any notice to the contrary.

             SECTION 7.4 Securities Owned by Issuer and Guarantor Deemed Not Outstanding. In determining whether the Holders of the requisite aggregate principal amount of Outstanding Securities of any or all series have concurred in any direction, consent or waiver under this Indenture, Securities which are owned by the Issuer, by the Guarantor, by any Affiliate of the Issuer or the Guarantor or by any other obligor on the Securities with respect to which such determination is being made shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver only Securities which a Responsible Officer of the Trustee knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Issuer or the Guarantor or any other obligor upon the Securities or any Affiliate of the Issuer or the Guarantor or any other obligor on the Securities. In case of a dispute as to such right, the advice of counsel shall be full protection in respect of any decision made by the Trustee in accordance with such advice. Upon request of the Trustee, the Issuer and the Guarantor shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Securities, if any, known by the Issuer or the Guarantor to be owned or held by or for the account of any of the above-described Persons; and, subject to Sections 6.1 and 6.2, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purpose of any such determination.

             SECTION 7.5 Right of Revocation of Action Taken. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 7.1, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action, any Holder of a Security the serial number of which is shown by the evidence to be included among the serial numbers of the Securities the Holders of which have consented to such action may, by filing written notice at the Corporate Trust Office and upon proof of holding as provided in this Article Seven, revoke such action so far as concerns such Security provided that such revocation shall not become effective until three Business Days after such filing. Except as aforesaid, any such action taken by the Holder of any Security shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Security and of any Securities issued in exchange or substitution therefor or on registration of transfer thereof, irrespective of whether or not any notation in regard thereto is made upon any such Security. Any action taken by the Holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action shall be conclusively binding upon the Issuer, the Guarantor, the Trustee and the Holders of all the Securities affected by such action.

             SECTION 7.6 Record Date for Consents and Waivers. The Issuer may, but shall not be obligated to, establish a record date for the purpose of determining the Persons entitled to (i) waive any past default with respect to the Securities of such series in accordance with Article Five of the Indenture, (ii) consent to any supplemental indenture in accordance with Section
8.2 of the Indenture or (iii) waive compliance with any term, condition or provision of any covenant hereunder. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and any such Persons, shall be entitled to waive any such past default, consent to any such supplemental indenture or waive compliance with any such term, condition or provision, whether or not such Holder remains a Holder after such record date; provided, however, that unless such waiver or consent is obtained from the Holders, or duly designated proxies, of the requisite principal amount of Outstanding Securities of such series prior to the date which is the 180th day after such record date, any such waiver or consent previously given shall automatically and without further action by any Holder be cancelled and of no further effect.


                                  ARTICLE EIGHT
                             SUPPLEMENTAL INDENTURES

             SECTION 8.1 Supplemental Indentures Without Consent of Securityholders. The Issuer, when authorized by a Board Resolution (which resolution may provide general terms or parameters for such action and may provide that the specific terms of such action may be determined in accordance with or pursuant to an Issuer Order), the Guarantor, when authorized by a Board Resolution and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act of 1939 as in force at the date of the execution thereof) for one or more of the following purposes:

         (a) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Securities of one or more series any property or assets;

         (b) to evidence the succession of another Person to the Issuer or the Guarantor, or successive successions, and the assumption by the successor Person of the covenants, agreements and obligations of the Issuer or the Guarantor pursuant to Article Nine;

         (c) to add to the covenants of the Issuer or of the Guarantor such further covenants, restrictions, conditions or provisions as the Issuer, the Guarantor and the Trustee shall consider to be for the protection of the Holders of all or any series of Securities (and if such covenants, restrictions, conditions or provisions are to be for the protection of less than all series of Securities, stating that the same are expressly being included solely for the protection of such series) and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions, conditions or provisions an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, however, that in respect of any such additional covenant, restriction, condition or provision such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such an Event of Default or may limit the remedies available to the Trustee upon such an Event of Default or may limit the right of the Holders of a majority in aggregate principal amount of the Securities of such series to waive such an Event of Default;

             (d) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make any other provisions as the Issuer may deem necessary or desirable, provided, however, that no such action shall materially adversely affect the interests of the Holders of the Securities;

         (e) to establish the form or terms of Securities of any series or the form of Guarantees as permitted by Sections 2.1 and 2.3;

         (f) to provide for the issuance of Securities of any series in coupon form (including Securities registrable as to principal only) and to provide for exchangeability of such Securities for the Securities issued hereunder in fully registered form and to make all appropriate changes for such purpose;

           (g) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the Trust Indenture Act of 1939, or under any similar federal statute hereafter enacted, and to add to this Indenture such other provisions as may be expressly permitted by the Trust Indenture Act of 1939, excluding, however, the provisions referred to in Section 316(a)(2) of the Trust Indenture Act of 1939 as in effect at the date as of which this instrument was executed or any corresponding provision provided for in any similar federal statute hereafter enacted; or

           (h) to evidence and provide for the acceptance of appointment hereunder of a Trustee other than United States Trust Company of New York as Trustee for a series of Securities and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section
         6.9 hereof;

                 (i) subject to Section 8.2 hereof, to add to or modify the provisions hereof as may be necessary or desirable to provide for the denomination of Securities in foreign currencies which shall not adversely affect the interests of the Holders of the Securities in any material respect;

               (j) to modify the covenants or Events of Default of the Issuer or the Guarantor solely in respect of, or add new covenants or Events of Default of the Issuer or the Guarantor that apply solely to, Securities not Outstanding on the date of such supplemental indenture; and

              (k) to evidence and provide for the acceptance of appointment hereunder by a successor trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Section 6.11.

                 The Trustee is hereby authorized to join with the Issuer and the Guarantor in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

             Any supplemental indenture authorized by the provisions of this Section may be executed without the consent of the Holders of any of the Securities then Outstanding, notwithstanding any of the provisions of Section 8.2.

             SECTION 8.2 Supplemental Indentures with Consent of Securityholders. With the consent (evidenced as provided in Article Seven) of the Holders of not less than a majority in aggregate principal amount of the Securities then Outstanding of any series affected by such supplemental indenture, the Issuer, when authorized by a Board Resolution (which resolution may provide general terms or parameters for such action and may provide that the specific terms of such action may be determined in accordance with or pursuant to an Issuer Order), the Guarantor, when authorized by a Board Resolution, and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act of 1939 as in force at the date of execution thereof) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Securities of such series; provided, that no such supplemental indenture shall (a) extend the stated final maturity of the principal of any Security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest, if any, thereon (or, in the case of an Original Issue Discount Security, reduce the rate of accretion of original issue discount thereon), or reduce or alter the method of computation of any amount payable on redemption, repayment or purchase by the Issuer thereof
(or the time at which any such redemption, repayment or purchase may be made), or make the principal thereof (including any amount in respect of original issue discount), or interest, if any, thereon payable in any coin or currency other than that provided in the Securities or in accordance with the terms of the Securities, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the maturity thereof or the amount thereof provable in bankruptcy in each case pursuant to Article Five, or impair or affect the right of any Securityholder to institute suit for the payment thereof or, if the Securities provide therefor, any right of repayment or purchase at the option of the Securityholder or change in any manner adverse to the interests of the Holders of any Securities the terms and conditions of the obligations of the Guarantor in respect of the guarantee of the due and punctual payment of the principal thereof (and premium, if any) and interest, if any, thereon, in each case without the consent of the Holder of each Security so affected, or
(b) reduce the aforesaid percentage of Securities of any series, the consent of the Holders of which is required for any such supplemental indenture, without the consent of the Holders of each Security so affected. No consent of any Holder of any Security shall be necessary under this Section 8.2 to permit the Trustee, the Issuer and the Guarantor to execute supplemental indentures pursuant to Sections 8.1 and 9.2.

        A supplemental indenture which changes or eliminates any covenant, Event of Default or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of Holders of Securities of such series, with respect to such covenant or provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

          Upon the request of the Issuer and the Guarantor, accompanied by a copy of a resolution of the Boards of Directors of the Issuer and the Guarantor (which resolutions may provide general terms or parameters for such action and may provide that the specific terms of such action may be determined in accordance with or pursuant to an Issuer Order) certified by the secretary or an assistant secretary of the Issuer and the Guarantor, respectively, authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of the Holders of the Securities as aforesaid and other documents, if any, required by Section 7.1, the Trustee shall join with the Issuer and the Guarantor in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may at its discretion, but shall not be obligated to, enter into such supplemental indenture.

             It shall not be necessary for the consent of the Securityholders under this Section 8.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

             Promptly after the execution by the Issuer, the Guarantor and the Trustee of any supplemental indenture pursuant to the provisions of this
Section 8.2, the Issuer (or the Trustee at the request and expense of the Issuer) shall give notice thereof to the Holders of then Outstanding Securities of each series affected thereby, as provided in Section 11.4.
Any failure of the Issuer to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

             SECTION 8.3 Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and shall be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Issuer, the Guarantor and the Holders of Securities of each series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and shall be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

             SECTION 8.4 Documents to Be Given to Trustee. The Trustee, subject to the provisions of Sections 6.1 and 6.2, shall be entitled to receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article Eight complies with the applicable provisions of this Indenture and that all conditions precedent to the execution and delivery of such supplemental indenture have been satisfied.

             SECTION 8.5 Notation on Securities in Respect of Supplemental Indentures. Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article Eight may bear a notation in form approved by the Trustee for such series as to any matter provided for by such supplemental indenture or as to any action taken by Securityholders. If the Issuer, the Guarantor or the Trustee shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee, the Issuer and the Guarantor, to any modification of this Indenture contained in any such supplemental indenture may be prepared and executed by the Issuer, the Guarantees thereon may be executed by the Guarantor and such Securities may be authenticated by the Trustee and delivered in exchange for the Securities of such series then Outstanding.


                                  ARTICLE NINE
        CONSOLIDATION, MERGER, SALE, LEASE, EXCHANGE OR OTHER DISPOSITION

       SECTION 9.1 Issuer or Guarantor May Consolidate, etc., on Certain Terms. Subject to the provisions of Section 9.2, nothing contained in this Indenture or in any of the Notes shall prevent any consolidation or merger of the Issuer or the Guarantor with or into any other Person or Persons (whether or not affiliated with the Issuer or the Guarantor), or successive consolidations or mergers in which the Issuer or the Guarantor or their respective successor or successors shall be a party or parties, or shall prevent any sale, lease, exchange or other disposition of all or substantially all the property and assets of the Issuer or the Guarantor to any other Person (whether or not affiliated with the Issuer or the Guarantor) authorized to acquire and operate the same; provided, however, the Issuer and the Guarantor each hereby covenants and agrees, that any such consolidation, merger, sale, lease, exchange or other disposition shall be upon the conditions that (a) the Person (if other than the Issuer or the Guarantor) formed by or surviving any such consolidation or merger, or to which such sale, lease, exchange or other disposition shall have been made, shall be, in the case of the Issuer, a corporation or partnership organized under the laws of the United States of America, any state thereof or the District of Columbia, and, in the case of the Guarantor, a corporation or partnership organized under the laws of the United States of America, any state thereof or the District of Columbia or the Cayman Islands or any political subdivision thereof; (b) the due and punctual payment of the principal of and interest, if any, on all the Notes, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by the Issuer or the due and punctual performance of the Guarantees and the due and punctual performance and observance of the covenants and conditions of this Indenture to be performed by the Guarantor, as the case may be, shall be expressly assumed, by supplemental indenture satisfactory in form to the Trustee executed and delivered to the Trustee, by the Person (if other than the Issuer or the Guarantor) formed by such consolidation, or into which the Issuer shall have been merged, or by the Person which shall have acquired or leased such property; (c) immediately after giving effect to such consolidation, merger, sale, lease, exchange or other disposition, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; (d) in the case of the Guarantor, the Person (whether the Guarantor or such other Person) formed by or surviving any such consolidation or merger, or to which such sale, lease, exchange or other disposition shall have been made, would have a pro forma Consolidated Net Worth after giving effect to the transaction at least equal to the Consolidated Net Worth of the Guarantor prior to the transaction; and
(e) except in the case of a transaction involving a Special Subsidiary, the Person (whether the Guarantor or such other Person) formed by or surviving any such consolidation or merger, or to which such sale, lease, exchange or other disposition shall have been made, could incur an additional $1.00 of Indebtedness (other than Permitted Indebtedness) pursuant to Section 3.6 after giving effect to the transaction.

             SECTION 9.2 Successor Corporation to be Substituted. In case of any such consolidation or merger or any sale, conveyance or lease of all or substantially all of the property of the Issuer or the Guarantor and upon the assumption by the successor Person, by supplemental indenture executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal of, premium, if any, and interest, if any, on all of the Securities and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Issuer or the due and punctual performance of the Guarantees and the due and punctual performance and observance of the covenants and conditions of this Indenture to be performed by the Guarantor, as the case may be, such successor Person shall succeed to and be substituted for the Issuer or the Guarantor, as the case may be, with the same effect as if it had been named herein as the party of the first part, and the Issuer or the Guarantor (including any intervening successor to the Issuer or the Guarantor which shall have become the obligor hereunder) shall be relieved of any further obligation under this Indenture and the Securities or the Guarantees, as the case may be; provided, however, that in the case of a sale, lease, exchange or other disposition of the property and assets of the Issuer or the Guarantor (including any such intervening successor), the Issuer or the Guarantor (including any such intervening successor) shall continue to be liable on its obligations under this Indenture and the Securities and the Guarantees to the extent, but only to the extent, of liability to pay the principal of and interest, if any, on the Securities at the time, places and rate prescribed in this Indenture and the Securities.
Such successor Person thereupon may cause to be signed, and may issue either in its own name or in the name of the Issuer or the Guarantor, any or all of the Securities or Guarantees issuable hereunder which theretofore shall not have been signed by the Issuer or the Guarantor and delivered to the Trustee; and, upon the order of such successor Person instead of the Issuer and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the Issuer to the Trustee for authentication, and any Securities which such successor Person thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Securities and Guarantees so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities and Guarantees had been issued at the date of the execution hereof.

             In case of any such consolidation or merger or any sale, lease, exchange or other disposition of all or substantially all of the property and assets of the Issuer or the Guarantor, such changes in phraseology and form (but not in substance) may be made in the Securities and the Guarantees, thereafter to be issued, as may be appropriate.

      SECTION 9.3 Opinion of Counsel to be Given Trustee. The Trustee, subject to Sections 6.1 and 6.2, shall receive an Officers' Certificate and Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, lease, exchange or other disposition and any such assumption complies with the provisions of this Article Nine.


                                   ARTICLE TEN
                    SATISFACTION AND DISCHARGE OF INDENTURE;
                      COVENANT DEFEASANCE; UNCLAIMED MONEYS

         SECTION 10.1 Satisfaction and Discharge of Indenture. (a) If at any time (i) the Issuer or the Guarantor shall have paid or caused to be paid the principal of, premium, if any, and interest, if any, on all the Securities Outstanding (other than Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.9) as and when the same shall have become due and payable, or (ii) the Issuer or the Guarantor shall have delivered to the Trustee for cancellation all Securities theretofore authenticated (other than Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.9); and if, in any such case, the Issuer or the Guarantor shall also pay or cause to be paid all other sums payable hereunder by the Issuer
(including all amounts payable to the Trustee pursuant to Section 6.6), then this Indenture shall cease to be of further effect, and the Trustee, on demand of the Issuer accompanied by an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent relating to the satisfaction and discharge contemplated by this provision have been complied with, and at the cost and expense of the Issuer, shall execute proper instruments acknowledging such satisfaction and discharging this Indenture. The Issuer and the Guarantor agree to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred, and to compensate the Trustee for any services thereafter reasonably and properly rendered, by the Trustee in connection with this Indenture or the Securities.

             (b) If at any time (i) the Issuer or the Guarantor shall have paid or caused to be paid the principal of, premium, if any, and interest, if any, on all the Securities of any series Outstanding (other than Securities of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.9) as and when the same shall have become due and payable, or (ii) the Issuer or the Guarantor shall have delivered to the Trustee for cancellation all Securities of any series theretofore authenticated (other than any Securities of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.9), or (iii) in the case of any series of Securities with respect to which the exact amount described in clause (B) below can be determined at the time of making the deposit referred to in such clause (B),
(A) all the Securities of such series not theretofore delivered to the Trustee for cancellation shall have become due and payable, or by their terms are to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and (B) the Issuer or the Guarantor shall have irrevocably deposited or caused to be deposited with the Trustee as funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of Securities of such series, cash in an amount (other than moneys repaid by the Trustee or any paying agent to the Issuer in accordance with Section 10.4) or non-callable, non-prepayable bonds, notes, bills or other similar obligations issued or guaranteed by the United States government or any agency thereof the full and timely payment of which are backed by the full faith and credit of the United States ("U.S. Government Obligations"), maturing as to principal and interest, if any, at such times and in such amounts as will insure the availability of cash, or a combination thereof, sufficient in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay (1) the principal of, premium, if any, and interest, if any, on all Securities of such series on each date that such principal of, premium, if any, or interest, if any, is due and payable, and
(2) any mandatory sinking fund payments on the dates on which such payments are due and payable in accordance with the terms of the Indenture and the Securities of such series; then the Issuer and the Guarantor shall be deemed to have paid and discharged the entire indebtedness on all the Securities of such series and the Guarantees endorsed thereon on the date of the deposit referred to in clause (B) above and the provisions of this Indenture with respect to the Securities of such series and the Guarantees endorsed thereon shall no longer be in effect (except, in the case of clause (iii) of this Section 10.1(b), as to (I) rights of registration of transfer and exchange of Securities of such series, (II) rights of substitution of mutilated, defaced, destroyed, lost or stolen Securities of such series, (III) rights of Holders of Securities of such series to receive payments of principal thereof and premium, if any, and interest, if any, thereon upon the original stated due dates therefor (but not upon acceleration), and remaining rights of the Holders of Securities of such series to receive mandatory sinking fund payments thereon, if any, when due, (IV) the rights, obligations, duties and immunities of the Trustee hereunder, (V) the rights of the Holders of Securities of such series as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them and (VI) the obligations of the Issuer and the Guarantor under Section 3.2 with respect to Securities of such series and the Guarantees endorsed thereon) and the Trustee, on demand of the Issuer accompanied by an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent contemplated by this provision have been complied with, and at the cost and expense of the Issuer, shall execute proper instruments acknowledging the same.

             (c) The following provisions shall apply to the Securities of each series unless specifically otherwise provided in a Board Resolution, Officers' Certificate or indenture supplemental hereto provided pursuant to
Section 2.3. In addition to discharge of the Indenture pursuant to the next preceding paragraph, in the case of any series of Securities with respect to which the exact amount described in subparagraph (A) below can be determined at the time of making the deposit referred to in such subparagraph (A), the Issuer and the Guarantor shall be deemed to have paid and discharged the entire indebtedness on all the Securities of such a series and the Guarantees endorsed thereon on the 91st day after the date of the deposit referred to in subparagraph (A) below, and the provisions of this Indenture with respect to the Securities of such series and the Guarantees endorsed thereon shall no longer be in effect (except as to (i) rights of registration of transfer and exchange of Securities of such series, (ii) substitution of mutilated, defaced, destroyed, lost or stolen Securities of such series, (iii) rights of Holders of Securities of such series to receive payments of principal thereof, premium, if any, and interest, if any, thereon upon the original stated due dates therefor (but not upon acceleration), and remaining rights of the Holders of Securities of such series to receive mandatory sinking fund payments, if any, (iv) the rights, obligations, duties and immunities of the Trustee hereunder, (v) the rights of the Holders of Securities of such series as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them and (vi) the obligations of the Issuer and the Guarantor under Section 3.2 with respect to Securities of such series) and the Trustee, on demand of the Issuer or the Guarantor accompanied by an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent contemplated by this provision have been complied with, and at the cost and expense of the Issuer, shall execute proper instruments acknowledging the same, if

     (A) with reference to this provision the Issuer or the Guarantor has irrevocably deposited or caused to be irrevocably deposited with the Trustee as funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of Securities of such series (1) cash in an amount, or (2) U.S. Government Obligations, maturing as to principal and interest, if any, at such times and in such amounts as will insure the availability of cash, or (3) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay (I) the principal of, premium, if any, and interest, if any, on all Securities of such series on each date that such principal or interest, if any, is due and payable, and (II) any mandatory sinking fund payments on the dates on which such payments are due and payable in accordance with the terms of the Indenture and the Securities of such series;

             (B) such deposit will not result in a breach or violation of, or constitute a default under, any agreement or instrument to which the Issuer or the Guarantor is a party or by which it is bound; and

             (C) the Issuer or the Guarantor has delivered to the Trustee an Opinion of Counsel based on the fact that (1) the Issuer or the Guarantor has received from, or there has been published by, the Internal Revenue Service a ruling or (2), since the date hereof, there has been a change in the applicable United States federal income tax law, in either case to the effect that, and such opinion shall confirm that, the Holders of the Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to Federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit, defeasance and discharge had not occurred.

             (d) In addition to the foregoing and provided the exact amount described in subparagraph (i) below can be determined at the time of making the deposit referred to in such subparagraph (i), the Issuer and the Guarantor shall be deemed to be, and shall be, released from its obligations under the covenants contained in Sections 3.6 through 3.14 and Articles Nine and Thirteen hereof on the 91st day after the date of the deposit referred to in subparagraph (i) below, and the Issuer's and the Guarantor's respective obligations under all Notes, the Guarantees endorsed thereon and this Indenture with respect to Sections 3.6 through 3.14 and Articles Nine and Thirteen hereof shall thereafter be deemed to be discharged for the purposes of any direction, waiver, consent or declaration (and the consequences of any thereof) in connection therewith but shall continue in full force and effect for all other purposes hereunder, and the Trustee, on demand of the Issuer or the Guarantor accompanied by an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent contemplated by this provision have been complied with, and at the cost and expense of the Issuer, shall execute proper instruments acknowledging the same, if

             (i) with reference to this provision the Issuer or the Guarantor has irrevocably deposited or caused to be irrevocably deposited with the Trustee as funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Notes (A) cash in an amount, or (B) U.S. Government Obligations, maturing as to principal and interest, if any, at such times and in such amounts as will insure the availability of cash, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay the principal of, accreted original issuer discount, and interest, if any, on all Notes on each date that such principal, accreted original issue discount or interest, if any, is due and payable; and

           (ii) such deposit will not result in a breach or violation of, or constitute a default under, any agreement or instrument to which the Issuer is a party or by which it is bound; and

          (iii) the Issuer or the Guarantor has delivered to the Trustee an Opinion of Counsel to the effect that, and such opinion shall confirm that, the Holders of the Notes will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to Federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit, defeasance and discharge had not occurred.

             SECTION 10.2 Application by Trustee of Funds Deposited for Payment of Securities. Subject to Section 10.4, all moneys and U.S. Government Obligations deposited with the Trustee pursuant to Section 10.1 shall be held in trust, and such moneys and all moneys from such U.S. Government Obligations shall be applied by it to the payment, either directly or through any paying agent (including the Issuer acting as its own paying agent), to the Holders of the particular Securities of such series for the payment or redemption of which such moneys and U.S. Government Obligations have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest, if any, but such moneys and U.S. Government Obligations need not be segregated from other funds except to the extent required by law.

             SECTION 10.3 Repayment of Moneys Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to Securities of any series, all moneys then held by any paying agent under the provisions of this Indenture with respect to such series of Securities shall, upon demand of the Issuer, be repaid to it or paid to the Trustee and thereupon such paying agent shall be released from all further liability with respect to such moneys.

             SECTION 10.4 Return of Moneys Held by Trustee and Paying Agent Unclaimed for Two Years. Any moneys deposited with or paid to the Trustee or any paying agent for the payment of the principal of, premium, if any, or interest, if any, on any Security of any series and not applied but remaining unclaimed for two years after the date upon which such principal, premium, if any, or interest, if any, shall have become due and payable, shall, upon the written request of the Issuer and unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, be repaid to the Issuer by the Trustee for such series or such paying agent and the Holder of the Securities of such series shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property laws, thereafter look only to the Issuer for any payment which such Holder may be entitled to collect, and all liability of the Trustee or any paying agent with respect to such moneys shall thereupon cease.

        SECTION 10.5  Indemnity for U.S. Government Obligations.  The
Issuer and the Guarantor shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 10.1 or the principal or interest received in respect of such obligations.


                                 ARTICLE ELEVEN
                            MISCELLANEOUS PROVISIONS

             SECTION 11.1 Partners, Incorporators, Stockholders, Officers and Directors of Issuer and Guarantor Exempt from Individual Liability. No recourse under or upon any obligation, covenant or agreement contained in this Indenture, or in any Security or Guarantee, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such or against any past, present or future stockholder, officer or director, as such, of the Issuer, the Guarantor or any partner of the Issuer or the Guarantor or of any successor, either directly or through the Issuer, the Guarantor or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities having endorsed thereon a Guarantee by the Holders thereof and as part of the consideration for the issue of the Securities and the Guarantees.

             SECTION 11.2 Provisions of Indenture for the Sole Benefit of Parties and Holders of Securities. Nothing in this Indenture or in the Securities or in the Guarantees, expressed or implied, shall give or be construed to give to any Person, other than the parties hereto and their successors and the Holders of the Senior Indebtedness of the Issuer and the Senior Indebtedness of the Guarantor and the Holders of the Securities, any legal or equitable right, remedy or claim under this Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and of the Holders of the Securities.

        SECTION 11.3 Successors and Assigns of Issuer and Guarantor Bound by Indenture. All the covenants, stipulations, promises and agreements in this Indenture contained by or on behalf of the Issuer or the Guarantor shall bind its successors and assigns, whether so expressed or not.

             SECTION 11.4 Notices and Demands on Issuer, Guarantor, Trustee and Holders of Securities. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders of Securities to or on the Issuer or the Guarantor, or as required pursuant to the Trust Indenture Act of 1939, may be given or served by being deposited postage prepaid, first-class mail (except as otherwise specifically provided herein) addressed, in the case of the Issuer (until another address of the Issuer is filed by the Issuer with the Trustee), to Triton Energy Corporation, 6688 North Central Expressway, Suite 1400, Dallas, Texas 75206-9926, Attention: Chairman of the Board, and in the case of the Guarantor (until another address of the Guarantor is filed by the Guarantor with the Trustee), to ___________________________________.
Any notice, direction, request or demand by the Issuer or the Guarantor or any Holder of Securities to or upon the Trustee shall be deemed to have been sufficiently given or served by being deposited postage prepaid, first-class mail (except as otherwise specifically provided herein) addressed (until another address of the Trustee is filed by the Trustee with the Issuer) to United States Trust Company of New York, 114 West
47th Street, New York, New York 10036, Attention: Corporate Trust
Department.

       Where this Indenture provides for notice to Holders of Securities, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder entitled thereto, at his last address as it appears in the Security register. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

             In case, by reason of the suspension of or irregularities in regular mail service, it shall be impracticable to mail notice to the Issuer when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be reasonably satisfactory to the Trustee shall be deemed to be sufficient notice.

             SECTION 11.5 Officers' Certificates and Opinions of Counsel; Statements to Be Contained Therein. Upon any application or demand by the Issuer or the Guarantor to the Trustee to take any action under any of the provisions of this Indenture, or as required pursuant to the Trust Indenture Act of 1939, the Issuer or the Guarantor shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

             Each certificate or opinion provided for in this Indenture (other than a certificate provided pursuant to Section 4.3(d)) and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (a) a statement that the person making such certificate or opinion has read such covenant or condition, (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (c) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an opinion as to whether or not such covenant or condition has been complied with, and (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

             Any certificate, statement or opinion of an officer of the Issuer or the Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters, on information with respect to which is in the possession of the Issuer or the Guarantor, upon the certificate, statement or opinion of or representations by an officer or officers of the Issuer or the Guarantor, as the case may be, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

             Any certificate, statement or opinion of an officer of the Issuer or the Guarantor or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Issuer or the Guarantor, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

             Any certificate or opinion of any independent firm of public accountants filed with and directed to the Trustee shall contain a statement that such firm is independent.

         SECTION 11.6 Payments Due on Saturdays, Sundays and Holidays. If the date of maturity of principal of or interest, if any, on the Securities of any series or the date fixed for redemption, purchase or repayment of any such Security shall not be a Business Day, then payment of interest, if any, premium, if any, or principal need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption, purchase or repayment, and, in the case of payment, no interest shall accrue for the period after such date.

             SECTION 11.7 Conflict of Any Provision of Indenture with Trust Indenture Act of 1939. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture which is required to be included herein by any of Sections 310 to 317, inclusive, or is deemed applicable to this Indenture by virtue of the provisions, of the Trust Indenture Act of 1939, such required provision shall control.

             SECTION 11.8 GOVERNING LAW. THIS INDENTURE, EACH SECURITY AND EACH GUARANTEE SHALL BE DEEMED TO BE A CONTRACT UNDER THE LAWS OF THE STATE OF NEW YORK AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS.

             SECTION 11.9 Submission to Jurisdiction. The Guarantor hereby irrevocably submits to the jurisdiction of the courts of the State of New York and of the courts of the United States of America having jurisdiction in the State of New York for the purpose of any legal action or proceeding in any such court with respect to, or arising out of, this Indenture, the Notes or the Guarantees. The Guarantor designates and appoints Triton Energy Corporation, 6688 North Central Expressway, Suite 1400, Dallas, Texas 75206-9926, Attention: Robert B. Holland, III and its successors as the Guarantor's lawful agent in the United States of America upon which may be served, and which may accept and acknowledge, for and on behalf of the Guarantor all process in any action, suit or proceedings that may be brought against the Guarantor in any of the courts referred to in this Section, and agrees that such service of process, or the acceptance or acknowledgement thereof by said agent, shall be valid, effective and binding in every respect; provided, however, that if said agency shall cease for any reason whatsoever, the Guarantor hereby designates and appoints, without power of revocation, the Secretary of State of the State of New York to serve as its agent for service of process. Nothing contained in this
Section 11.9 shall limit the right of the Holders of the Notes or any of them to take proceedings against the Guarantor in any other court of competent jurisdiction nor, by virtue of anything contained herein, shall the taking of proceedings in one or more jurisdictions preclude the taking or proceedings in any other jurisdiction whether concurrently or not.

             SECTION 11.10 Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

             SECTION 11.11 Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.


                                 ARTICLE TWELVE
                   REDEMPTION OF SECURITIES AND SINKING FUNDS

             SECTION 12.1 Right of Redemption. The Notes may be redeemed, at the election of the Issuer, as a whole or from time to time in part, at the Redemption Prices specified in the form of Note.

             SECTION 12.2 Applicability of Article. Redemption of Notes at the election of the Issuer or otherwise, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article Twelve.

        SECTION 12.3 Election to Redeem; Notice to Trustee. The election of the Issuer to redeem any Notes pursuant to Section 12.1 shall be evidenced by a Board Resolution, a certified copy of which is delivered to the Trustee. In case of any redemption at the election of the Issuer, the Issuer shall, at least 60 days prior to the Redemption Date fixed by it (unless a shorter notice period shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the aggregate principal amount of Notes to be redeemed.

             SECTION 12.4 Selection by Trustee of Notes to Be Redeemed. If less than all the Notes are to be redeemed, the particular Notes or portions thereof to be redeemed shall be selected not more than 60 days and not less than 30 days prior to the Redemption Date by the Trustee from the outstanding Notes not previously called for redemption, either pro rata, by lot or by another method the Trustee shall deem fair and reasonable, and the aggregate principal amounts to be redeemed may be equal to $1,000 or any integral multiple thereof.

             The Trustee shall promptly notify the Issuer in writing of the Notes selected for redemption and, in the case of any Notes selected for partial redemption, the aggregate principal amount thereof to be redeemed.

             For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to redemption of Notes shall relate, in the case of any Note redeemed or to be redeemed only in part, to the portion of the aggregate principal amount of such Note which has been or is to be redeemed.

          SECTION 12.5 Notice of Redemption. Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Notes to be redeemed, at its address appearing in the Note register.

         All notices of redemption shall state:

            (a)  the Redemption Date;

            (b)  the Redemption Price;

            (c) if less than all outstanding Notes are to be redeemed, the identification (and, in the case of a Note to be redeemed in part, the aggregate principal amount to be redeemed) of the particular Notes to be redeemed;

            (d)that on the Redemption Date the Redemption Price together with accrued interest to the Redemption Date will become due and payable upon each such Note or portion thereof, and that unless the Issuer shall default in payment of the Redemption Price and accrued interest, interest thereon shall cease to accrue on and after said date;

            (e) the place or places where such Notes are to be surrendered for payment of the Redemption Price;

            (f) that Notes called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

            (g)  the CUSIP number, if any, relating to such Notes; and

            (h) in the case of a Note to be redeemed in part, the aggregate principal amount of such Note to be redeemed and that after the Redemption Date upon surrender of such Note, new Note or Notes in the aggregate principal amount equal to the unredeemed portion thereof will be issued.

         Notice of redemption of Notes to be redeemed at the election of the Issuer shall be given by the Issuer or, at its request, by the Trustee in the name and at the expense of the Issuer.

             SECTION 12.6 Deposit of Redemption Price. On or prior to 11:00 a.m., New York City time, on any Redemption Date, the Issuer shall deposit with the Trustee or with a Paying Agent (or, if the Issuer is acting as its own Paying Agent, segregate and hold in trust) an amount of money in same day funds (or New York Clearing House funds if such deposit is made prior to the applicable Redemption Date) sufficient to pay the Redemption Price of all the Notes or portions thereof which are to be redeemed on that Redemption Date plus accrued interest to such Redemption Date.

             SECTION 12.7 Notes Payable on Redemption Date. Notice of redemption having been given as aforesaid, the Notes so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified plus accrued interest to the Redemption Date and from and after such date (unless the Issuer shall default in the payment of the Redemption Price) such Notes shall cease to accrue interest. Upon surrender of any such Note for redemption in accordance with said notice, such Note shall be paid by the Issuer at the Redemption Price.

             If any Note called for redemption shall not be so paid upon surrender thereof for redemption, the Redemption Price thereof shall accrue interest at the rate of 9-3/4% per annum.

             SECTION 12.8 Notes Redeemed in Part. Any Note that is to be redeemed only in part shall be surrendered at the office or agency of the Issuer maintained for such purpose pursuant to Section 3.2 (with, if the Issuer or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Issuer or the Trustee duly executed by, the Holder thereof or its attorney duly authorized in writing), and the Issuer shall execute, and the Trustee shall authenticate and deliver to the Holder of such Note without service charge, a new Note or Notes, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal amount of the Note so surrendered.

                                ARTICLE THIRTEEN
                                  SUBORDINATION
             SECTION 13.1 Securities Subordinated to Senior Indebtedness of the Issuer. (a) The Issuer covenants and agrees, and each Holder of Securities of each series, by his acceptance thereof, likewise covenants and agrees, that anything in this Indenture or the Securities of any series to the contrary notwithstanding, the indebtedness evidenced by the Securities of each series is subordinate and junior in right of payment, to the extent provided herein, to all Senior Indebtedness of the Issuer, whether outstanding on the date of execution of this Indenture or thereafter created, incurred or assumed, and that the subordination is for the benefit of the holders of Senior Indebtedness of the Issuer but the Securities shall in all respects rank pari passu with all other Senior Subordinated Indebtedness of the Issuer. The Securities shall rank senior to all existing and future Indebtedness of the Issuer that is neither Senior Indebtedness of the Issuer nor Senior Subordinated Indebtedness and only Indebtedness of the Issuer that is Senior Indebtedness of the Issuer shall rank senior to the Securities in accordance with the provisions set forth herein.

             (b) Subject to Section 13.4, if (i) the Issuer shall default in the payment of any principal of, premium, if any, or interest, if any, on any Senior Indebtedness of the Issuer when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration of acceleration or otherwise, or (ii) any other default shall occur with respect to Senior Indebtedness of the Issuer and the maturity of such Senior Indebtedness of the Issuer has been accelerated in accordance with its terms, then, upon written notice of such default to the Issuer and the Trustee by the holders of Senior Indebtedness of the Issuer or any trustee therefor, unless and until, in either case, the default has been cured or waived, and any such acceleration has been rescinded or such Senior Indebtedness of the Issuer has been paid in full, no direct or indirect payment (in cash, property, securities, by set-off or otherwise) shall be made or agreed to be made on account of the principal of, premium, if any, or interest, if any, on any of the Securities, or in respect of any redemption, retirement, purchase or other acquisition of any of the Securities other than those made in capital stock of the Issuer (or cash in lieu of fractional shares thereof).

             (c)  If any default (other than a default described in paragraph
(b) of this Section 13.1) shall occur under the Senior Indebtedness of the Issuer, pursuant to which the maturity thereof may be accelerated immediately without further notice (except such notice as may be required to effect such acceleration) or the expiration of any applicable grace periods occurs (a "Senior Nonmonetary Default"), then, upon the receipt by the Issuer and the Trustee of written notice thereof (a "Payment Notice") from or on behalf of holders of such Senior Indebtedness of the Issuer specifying an election to prohibit such payment and other action by the Issuer in accordance with the following provisions of this paragraph (c), the Issuer may not make any payment or take any other action that would be prohibited by paragraph (b) of this Section 13.1 during the period (the "Payment Blockage Period") commencing on the date of receipt of such Payment Notice and ending on the earlier of (i) the date, if any, on which the holders of such Senior Indebtedness of the Issuer or their representative notify the Trustee that such Senior Nonmonetary Default is cured or waived or ceases to exist or the Senior Indebtedness of the Issuer to which such Senior Nonmonetary Default relates is discharged or (ii) the 179th day after the date of receipt of such Payment Notice. Notwithstanding the provisions described in the immediately preceding sentence, the Issuer may resume payments on the Securities following such Payment Blockage Period.

             (d) If (i) (A) without the consent of the Issuer, a receiver, conservator, liquidator or trustee of the Issuer or of any of its property is appointed by the order or decree of any court or agency or supervisory authority having jurisdiction, and such decree or order remains in effect for more than 60 days or (B) the Issuer is adjudicated bankrupt or insolvent or
(C) any of its property is sequestered by court order and such order remains in effect for more than 60 days or (D) a petition is filed against the Issuer under any state or federal bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution, liquidation or receivership law of any jurisdiction whether now or hereafter in effect (including without limitation the Bankruptcy Code), and is not dismissed within 60 days after such filing; or (ii) the Issuer (A) commences a voluntary case or other proceeding seeking liquidation, reorganization, arrangement, insolvency, readjustment of debt, dissolution, liquidation or other relief with respect to itself or its debt or other liabilities under any bankruptcy, insolvency or other similar law now or hereafter in effect (including without limitation the Bankruptcy Code) or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or (B) consents to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or (C) fails generally to, or cannot, pay its debts generally as they become due or (D) takes any corporate action to authorize or effect any of the foregoing; or (iii) any Subsidiary of the Issuer takes, suffers or permits to exist any of the events or conditions referred to in the foregoing clause (i) or (ii), then all Senior Indebtedness of the Issuer (including any interest thereon accruing after the commencement of any such proceedings) shall first be paid in full before any payment or distribution, whether in cash, securities or other property, shall be made to any Holder of any Securities on account thereof. Any payment or distribution, whether in cash, securities or other property (other than securities of the Issuer or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in these subordination provisions with respect to the indebtedness evidenced by the Securities to the payment of all Senior Indebtedness of the Issuer then outstanding and to any securities issued in respect thereof under any such plan of reorganization or adjustment) which would otherwise (but for these subordination provisions) be payable or deliverable in respect of the Securities of any series shall be paid or delivered directly to the holders of Senior Indebtedness of the Issuer in accordance with the priorities then existing among such holders until all Senior Indebtedness of the Issuer (including any interest thereon accruing after the commencement of any such proceedings) shall have been paid in full.In the event of any such proceeding, after payment in full of all sums owing with respect to Senior Indebtedness of the Issuer, the Holders of the Securities, together with the holders of any obligations of the Issuer ranking on a parity with the Securities, shall be entitled to be paid from the remaining assets of the Issuer the amounts at the time due and owing on account of unpaid principal of and interest, if any, on the Securities and such other obligations before any payment or other distribution, whether in cash, property or otherwise, shall be made on account of any capital stock or any obligations of the Issuer ranking junior to the Securities and such other obligations.

             (e) If, notwithstanding the foregoing, any payment or distribution of any character, whether in cash, securities or other property (other than securities of the Issuer or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in the subordination provisions with respect to the indebtedness evidenced by the Securities, to the payment of all Senior Indebtedness of the Issuer then outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), shall be received by the Trustee or any Holder in contravention of any of the terms hereof, such payment or distribution of securities shall be received in trust for the benefit of and shall be paid over or delivered and transferred to the holders of the Senior Indebtedness of the Issuer then outstanding in accordance with the priorities then existing among such holders for application to the payment of all Senior Indebtedness of the Issuer remaining unpaid, to the extent necessary to pay all such Senior Indebtedness of the Issuer in full. In the event of the failure of the Trustee or any Holder to endorse or assign any such payment, distribution or security, each holder of Senior Indebtedness of the Issuer is hereby irrevocably authorized to endorse or assign the same.

          (f) No present or future holder of any Senior Indebtedness of the Issuer shall be prejudiced in the right to enforce subordination of the indebtedness evidenced by the Securities by any act or failure to act on the part of the Issuer or any Holder of Securities. Nothing contained herein shall impair, as between the Issuer and the Holders of Securities of each series, the obligation of the Issuer to pay to such Holders the principal of and interest, if any, on such Securities or prevent the Trustee or the Holder from exercising all rights, powers and remedies otherwise permitted by applicable law or hereunder upon a default or Event of Default hereunder, all subject to the rights of the holders of the Senior Indebtedness of the Issuer to remove cash, securities or other property otherwise payable or deliverable to the Holders.

        (g) Senior Indebtedness of the Issuer shall not be deemed to have been paid in full unless the holders thereof shall have received cash, securities or other property equal to the amount of such Senior Indebtedness of the Issuer then outstanding. Upon the payment in full of all Senior Indebtedness of the Issuer, the Holders of Securities of each series shall be subrogated to all rights of any holders of Senior Indebtedness of the Issuer to receive any further payment or distributions applicable to the Senior Indebtedness of the Issuer until the indebtedness evidenced by the Securities of such series shall have been paid in full and such payments or distributions received by such Holders, by reason of such subrogation, of cash, securities or other property which otherwise would be paid or distributed to the holders of Senior Indebtedness of the Issuer, shall, as between the Issuer and its creditors other than the holders of Senior Indebtedness of the Issuer, on the one hand, and such Holders, on the other hand, be deemed to be a payment by the Issuer on account of Senior Indebtedness of the Issuer, and not on account of the Securities of such series.

             (h) The provisions of this Section 13.1 shall not impair any rights, interests, remedies or powers of any secured creditor of the Issuer in respect of any security interest the creation of which is not prohibited by the provisions of this Indenture.

             (i) The securing of any obligations of the Issuer, otherwise ranking on a parity with the Securities or ranking junior to the Securities, shall not be deemed to prevent such obligations from constituting, respectively, obligations ranking on a parity with the Securities or ranking junior to the Securities.

             SECTION 13.2 Reliance on Certificate of Liquidating Agent; Further Evidence as to Ownership of Senior Indebtedness of the Issuer. Upon any payment or distribution of assets of the Issuer, the Trustee and the Holders shall be entitled to rely upon an order or decree issued by any court of competent jurisdiction in which such dissolution or winding up or liquidation or reorganization or arrangement proceedings are pending or upon a certificate of the bankruptcy trustee, receiver, assignee for the benefit of creditors or other Person making such payment or distribution, delivered to the Trustee or to the Holders, for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness of the Issuer and other indebtedness of the Issuer, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Thirteen. In the absence of any such bankruptcy trustee, receiver, assignee or other Person, the Trustee shall be entitled to rely upon written notice by a Person representing himself to be a holder of Senior Indebtedness of the Issuer
(or a trustee or representative on behalf of such holder) as evidence that such Person is a holder of Senior Indebtedness of the Issuer (or is such a trustee or representative). If the Trustee determines, in good faith, that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness of the Issuer to participate in any payment or distributions pursuant to this Article Thirteen, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness of the Issuer held by such Person, as to the extent to which such Person is entitled to participate in such payment or distribution, and to other facts pertinent to the rights of such Person under this Article Thirteen, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

             SECTION 13.3 Payment Permitted If No Default. Nothing contained in this Article Thirteen or elsewhere in this Indenture, or in any of the Securities, shall prevent (a) the Issuer at any time, except during the pendency of any default with respect to Senior Indebtedness of the Issuer described in Section 13.1(b) or Section 13.1(c) or of any of the events described in Section 13.1(d), from making payments of the principal of or interest, if any, on the Securities, or (b) the application by the Trustee or any paying agent of any moneys deposited with it hereunder to payments of the principal of or interest, if any, on the Securities, if, at the time of such deposit, the Trustee or such paying agent, as the case may be, did not have the written notice provided for in Section 13.5 of any event prohibiting the making of such deposit, or if, at the time of such deposit (whether or not in trust) by the Issuer with the Trustee or paying agent (other than the Issuer) such payment would not have been prohibited by the provisions of this Article Thirteen, and the Trustee or any paying agent shall not be affected by any notice to the contrary received by it on or after such date.

        SECTION 13.4 Disputes with Holders of Certain Senior Indebtedness of the Issuer. Any failure by the Issuer to make any payment on or under any Senior Indebtedness of the Issuer, other than any Senior Indebtedness of the Issuer as to which the provisions of this Section 13.4 shall have been waived by the Issuer in the instrument or instruments by which the Issuer incurred, assumed, guaranteed or otherwise created such Senior Indebtedness of the Issuer, shall not be deemed a default under Section 13.1 hereof if (i) the Issuer shall be disputing its obligation to make such payment or perform such obligation, and (ii) either (A) no final judgment relating to such dispute shall have been issued against the Issuer which is in full force and effect and is not subject to further review, including a judgment that has become final by reason of the expiration of the time within which a party may seek further appeal or review, or (B) if a judgment that is subject to further review or appeal has been issued, the Issuer shall in good faith be prosecuting an appeal or other proceeding for review, and a stay of execution shall have been obtained pending such appeal or review.

             SECTION 13.5 Trustee Not Charged with Knowledge of Prohibition. Anything in this Article Thirteen or elsewhere in this Indenture contained to the contrary notwithstanding, the Trustee shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment of moneys to or by the Trustee and shall be entitled to assume conclusively that no such facts exist and that no event specified in clauses
(b) and (c) of Section 13.1 has happened unless and until the Trustee shall have received an Officers' Certificate to the effect or notice in writing to that effect signed by or on behalf of the holder or holders, or the representatives, of Senior Indebtedness of the Issuer who shall have been certified by the Issuer or otherwise established to the reasonable satisfaction of the Trustee to be such holder or holders or representatives or from any trustee under any indenture pursuant to which such Senior Indebtedness of the Issuer shall be outstanding; provided, however, that, if the Trustee shall not have received the Officers' Certificate or notice provided for in this Section 13.5 at least three Business Days preceding the date upon which by the terms hereof any moneys become payable for any purpose (including, without limitation, the payment of either the principal of or interest, if any, on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such moneys and apply the same to the purpose for which they were received and shall not be affected by any notice to the contrary that may be received by it within three Business Days preceding such date.
The Issuer shall give prompt written notice to the Trustee and to each paying agent of any facts that would prohibit any payment of moneys to or by the Trustee or any paying agent, and the Trustee shall not be charged with knowledge of the curing of any default or the elimination of any other fact or condition preventing such payment or distribution unless and until the Trustee shall have received an Officers' Certificate to such effect.

         SECTION 13.6 Trustee to Effectuate Subordination. Each Holder of Securities by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination as between such Holder and holders of Senior Indebtedness of the Issuer as provided in this Article Thirteen and appoints the Trustee its attorney-in-fact for any and all such purposes.

             SECTION 13.7 Rights of Trustee as Holder of Senior Indebtedness of the Issuer. The Trustee shall be entitled to all the rights set forth in this Article Thirteen with respect to any Senior Indebtedness of the Issuer which may at the time be held by it, to the same extent as any other holder of Senior Indebtedness of the Issuer and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder. Nothing in this Article Thirteen shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.6.

         SECTION 13.8 Article Applicable to Paying Agents. In case at any time any paying agent other than the Trustee shall have been appointed by the Issuer and be then acting hereunder, the term "Trustee" as used in this Article Thirteen shall in such case (unless the context shall otherwise require) be construed as extending to and including such paying agent within its meaning as fully for all intents and purposes as if the paying agent were named in this Article Thirteen in addition to or in place of the Trustee; provided, however, that Sections 13.5 and 13.7 shall not apply to the Issuer if it acts as paying agent.

             SECTION 13.9 Subordination Rights Not Impaired by Acts or Omissions of the Issuer or Holders of Senior Indebtedness of the Issuer. No right of any present or future holders of any Senior Indebtedness of the Issuer to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Issuer or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Issuer with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or be otherwise charged with. The holders of Senior Indebtedness of the Issuer, may at any time or from time to time and in their absolute direction, change the manner, place or terms of payment, change or extend the time of payment of, or renew or alter, any such Senior Indebtedness of the Issuer, or amend or supplement any instrument pursuant to which any such Senior Indebtedness of the Issuer is issued or by which it may be secured, or release any security therefor, or exercise or refrain from exercising any other of their rights under such Senior Indebtedness of the Issuer, including, without limitation, the waiver of default thereunder, all without notice to or assent from the Holders of the Securities or the Trustee and without affecting the obligations of the Issuer, the Trustee or the Holders of Securities under this Article Thirteen.

             SECTION 13.10 Trustee Not Fiduciary for Holders of Senior Indebtedness of the Issuer. The Trustee shall not be deemed to owe any fiduciary duty to the holders of the Senior Indebtedness of the Issuer, and shall not be liable to any such holders if it shall mistakenly pay over or distribute money or assets to Securityholders or the Issuer. With respect to the holders of Senior Indebtedness of the Issuer, the Trustee undertakes to perform or to observe only such of its covenants or obligations as are specifically set forth in this Article Thirteen and no implied covenants or obligations with respect to holders of Senior Indebtedness of the Issuer shall be read into this Indenture against the Trustee.

                                ARTICLE FOURTEEN
                                   GUARANTEES

             SECTION 14.1 Guarantee. The Guarantor hereby unconditionally guarantees to each Holder of a Security of each series authenticated and delivered by the Trustee the due and prompt payment of the principal of (and premium, if any) and interest on such Security and the due and prompt payment of any sinking fund payments provided for pursuant to the terms of such Security, when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption or otherwise, according to the terms of such Security and of this Indenture. In case of the failure of the Issuer punctually to make any such principal, premium, interest or sinking fund payment, the Guarantor hereby agrees to cause any such payment to be made promptly when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the Issuer. The Guarantor hereby further agrees that any amounts to be paid by the Guarantor under this Guarantee shall be paid without deduction or withholding for any and all present and future withholding taxes, levies, imposts and charges whatsoever imposed by or for the account of the Cayman Islands or any political subdivision or taxing authority thereof or therein, or if deduction or withholding of any such taxes, levies, imposts or charges shall at any time be required by the Cayman
Islands or any such subdivision or authority, the Guarantor will (subject to compliance by the Holder of such Security with any relevant administrative requirements) pay such additional amount in respect of principal (and premium, if any) interest and sinking fund payment, if any, as may be necessary in order that the net amounts paid to such Holder or the Trustee, as the case may be, pursuant to this Guarantee, after such deduction or withholding, shall equal the respective amounts of principal (and premium, if any), interest and sinking fund payments, if any, as specified in such Security to which such Holder is entitled; provided, however, that the foregoing shall not apply to any such tax, levy, impost or charge which would not be payable or due but for the fact (i) the Holder of such Security is a domiciliary, national or resident of, or engaging in business or maintaining a permanent establishment or being physically present in, the Cayman Islands or such political subdivision or otherwise having some connection with the Cayman Islands other than the holding or ownership of such Security or the collection of principal of (and premium, if any) or interest on such Security or the enforcement of such Security or this Guarantee or (ii) where presentation is required, such Security was presented more than 30 days after the date such payment became due or was provided for, whichever is later. The Guarantor hereby agrees that its obligations hereunder shall be as if it were principal debtor and not merely surety, and shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of any Security of any series of this Indenture, any failure to enforce the provisions of any Security of any series or this Indenture, or any waiver, modification or indulgence granted to the Issuer with respect thereto, by the Holder of any Security of any series or the Trustee, or any other circumstance which may otherwise constitute a legal or equitable discharge of a surety or guarantor; provided, however, that, notwithstanding the foregoing, no such waiver, modification or indulgence shall, without the consent of the Guarantor, increase the principal amount of a Security or the interest rate thereon or increase any premium payable upon redemption thereof. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, protest or notice with respect to any Security or the indebtedness evidenced thereby or with respect to any sinking fund payment required pursuant to the terms of a Security issued under this Indenture and all demands whatsoever, and covenants that this Guarantee will not be discharged with respect to any Security except by payment in full of the principal of (and premium, if any) and interest on such Security.

             SECTION 14.2 Subrogation. The Guarantor shall be subrogated to all rights of the Holder of a Security against the Issuer in respect of any amounts paid to such Holder by the Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until the principal of (and premium, if any) and interest on all Securities of the relevant series shall have been paid in full.

             SECTION 14.3 Execution and Delivery of Guarantees. To evidence its guarantee set forth in Section 14.1, the Guarantor hereby agrees to execute the Guarantee in a form established pursuant to Section 2.1, to be endorsed on each Security authenticated and delivered by the Trustee. Each such Guarantee shall be signed manually or by facsimile by a person duly authorized thereto by Board Resolution of the Guarantor.

             Guarantees bearing the facsimile signature of any individual who was at any time an officer of the Guarantor shall bind the Guarantor, notwithstanding that such individual shall have ceased to be an officer prior to the authentication and delivery of the Securities upon which such Guarantees are endorsed or was not an officer at the date of such Securities.

             The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guarantee endorsed thereon on behalf of the Guarantor.

         SECTION 14.4 Agreement to Subordinate. The Guarantor agrees, and each Securityholder by accepting a Security agrees, that all payments pursuant to the Guarantee of the Guarantor are subordinated in right of payment to the prior payment in full of all Senior Indebtedness of the Guarantor, to the same extent and manner that all payments pursuant to the Securities are subordinated in right of payment to the prior payment in full of all Senior Indebtedness of the Issuer.

             IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Indenture to be duly executed, all as of the date first above written.


                                  TRITON ENERGY CORPORATION, as
                                    Issuer


Attest:____________________                By:______________________
Title:                                        Title:



Attest:____________________       TC HOLDINGS LIMITED, as
Title:                              Guarantor


                                  By:_____________________
                                     Title:


                                  UNITED STATES TRUST COMPANY OF
                                    NEW YORK, as Trustee


Attest:____________________                By:_______________________
         Title:                               Title:

                                                            EXHIBIT A


                           [FORM OF FACE OF SECURITY]

FOR PURPOSES OF SECTION 1271 ET SEQ. OF THE INTERNAL REVENUE CODE, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT WITH RESPECT TO EACH $1,000
OF PRINCIPAL AMOUNT OF THIS SECURITY IS $248.24, THE ISSUE DATE IS DECEMBER 16, 1993 AND THE YIELD TO MATURITY IS 9-3/4%.


                            TRITON ENERGY CORPORATION

               9-3/4% Senior Subordinated Discount Notes due 2000

No. ____
Issue Date:  December 16, 1993
Issue Price:  $751.76
(for each $1,000 principal amount)
Original Issue Discount:  $248.24
(for each $1,000 principal amount)

             Triton Energy Corporation, a Delaware corporation (the "Issuer"), promises to pay to ____________ or its registered assigns, the principal amount of ___________ DOLLARS ($__________) on December 15, 2000. This Note shall not bear interest except as specified on the other side of this Note. Additional provisions of this Note are set forth on the other side of this Note.

             IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed under its facsimile corporate seal.

                                           TRITON ENERGY CORPORATION, as
                                             Issuer

Attest:____________________                By:___________________________
Title:                                        Title:

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.


Dated:                                     UNITED STATES TRUST COMPANY OF
                                             NEW YORK, as Trustee


                                           By:________________________
                                                 Authorized Signatory

                         [FORM OF REVERSE SIDE OF NOTE]

                9-3/4% Senior Subordinated Discount Note due 2000

             1. Interest. There will be no payments of interest on this Note prior to December 15, 1996. Commencing December 15, 1996, interest on this Note will accrue at the rate of 9-3/4% per annum and will be payable in cash semiannually on each December 15 and June 15, commencing June 15, 1997, to Holders of record on the close of business on the immediately preceding December 1 and June 1; provided that if the principal amount hereof or any portion of such principal amount is not paid when due (whether upon acceleration pursuant to Section 5.2 of the Indenture, upon the date set for payment of the Redemption Price pursuant to paragraph 6 hereof, upon the date set for payment of the Change in Control Purchase Price or Colombian Asset Redemption Price, or other required payments pursuant to paragraph 8 hereof or upon the Stated Maturity of this Note), then in each such case the overdue amount shall bear interest at the rate of 9-3/4% per annum, compounded semiannually (to the extent that the payment of such interest shall be legally enforceable), which interest shall accrue from the date such overdue amount was due to the date payment of such amount, including interest thereon, has been made or duly provided for. All such interest shall be payable on demand.

             2. Original Issue Discount. Original issue discount (the difference between the issue price and the principal amount of the Note), in the period during which any of the Notes remains outstanding, shall accrue at a rate of 9 3/4% per annum, on a semiannual bond equivalent basis using a 360-day year composed of twelve 30-day months, commencing on the date of issuance of this Note.

             3. Method of Payment. Subject to the terms and conditions of the Indenture, payments in respect of the Notes shall be made at the office or agency of the Issuer maintained for that purpose in the City and State of New York or, at the option of the Issuer, payments in respect of the Notes may be made by check mailed to the Holders of the Notes at their respective addresses set forth in the register of Holders of Notes. The Issuer will pay cash amounts in money of the United States that at the time of payment is legal tender for payment of public and private debts.

             4. Paying Agent and Registrar. Initially, United States Trust Company of New York (the "Trustee"), will act as paying agent and registrar. The Issuer may appoint and change any paying agent or registrar without notice, other than notice to the Trustee. The Issuer or any of its Subsidiaries or any of their Affiliates may act as paying agent or registrar.

             5. Indenture. The Issuer issued the Notes under an Indenture, dated as of December 15, 1993, and amended and restated as of ____________, 199_, among the Issuer, TC Holdings Limited (the "Guarantor") and the Trustee (the "Indenture"). The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act of 1939"). Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture. The Notes are subject to all such terms, and holders are referred to the Indenture and the Trust Indenture Act of 1939 for a statement of those terms.

              The Notes are general unsecured obligations of the Issuer, limited to $170 million aggregate principal amount.

             6. Subordination. The Indebtedness represented by the Notes is expressly subordinate and junior in right of payment, in the manner and to the extent set forth in the Indenture, to the prior payment in full of all Senior Indebtedness of the Issuer whether outstanding on the date of such Indenture or thereafter created, incurred, assumed or guaranteed. Each Holder of a Note by its acceptance hereof agrees and accepts to be bound by such provisions.

             7. Redemption at the Option of the Issuer. No sinking fund is provided for the Notes. Commencing December 15, 1997, the Notes will be subject to redemption at the option of the Issuer, in whole or in part, at any time and from time to time, upon not less than 30 nor more than 60 days' notice, at the redemption prices (expressed as a percentage of principal amount) set forth below plus accrued and unpaid interest to the redemption date, if redeemed during the 12-month period beginning on December 15 of the years indicated below:

         Year                                              Percentage

         1997     . . . . . . . . . . . . . . . . . . . .   104.875%
         1998     . . . . . . . . . . . . . . . . . . . .   102.438%
         1999 and thereafter  . . . . . . . . . . . . . .   100.000%

               8. Notice of Redemption. Notice of redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed at the Holder's registered address. If money sufficient to pay the Redemption Price of all Notes to be redeemed on the Redemption Date, together with accrued interest thereon to the Redemption Date, is deposited with the Paying Agent prior to or on the Redemption Date, on and after such date interest ceases to accrue on such Notes or portions thereof.

               9. Offers to Repurchase the Notes by the Issuer. In certain circumstances relating to Asset Sales and Changes in Control described in the Indenture, the Issuer may be required to make offers to repurchase the Notes.

               10. Denominations; Transfer; Exchange. The Notes are in registered form, without coupons, in denominations of $1,000 of principal amount and integral multiples of $1,000. A Holder may register the transfer of or exchange Notes in accordance with the Indenture. The registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Issuer shall not be required to exchange or register a transfer of (a) any Notes for a period of 15 days next preceding the first mailing or publication of notice of redemption of Notes to be redeemed, (b) any Notes selected, called or being called for redemption, in whole or in part, except, in the case of any Note to be redeemed in part, the portion thereof not so to be redeemed or (c) any
Note if the Holder thereof has exercised its right, if any, to require the Issuer to repurchase such Note in whole or in part, except the portion of such Note not required to be repurchased.

               11. Persons Deemed Owners. The registered Holder of this Note may be treated as the owner of this Note for all purposes.

               12. Unclaimed Money. The Trustee and each paying agent shall each return to the Issuer upon written request any money held by them for the payment of any amount with respect to the Notes that remains unclaimed for two years. After return to the Issuer, Holders entitled to the money must look to the Issuer for payment as general creditors unless an applicable abandoned property law designates another person.

               13. Amendment; Waiver. Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Notes may be amended with the written consent of the Holders of at least a majority in aggregate principal amount of the Notes at the time outstanding and (ii) certain defaults or noncompliance with certain provisions may be waived with the written consent of the Holders of a majority in aggregate principal amount of the Notes at the time outstanding. Subject to certain exceptions set forth in the Indenture, without the consent of any Holder, the Issuer, the Guarantor and the Trustee may amend the Indenture or the Notes to cure any ambiguity, defect or inconsistency, or to comply with Article Nine of the Indenture, or to make any change that does not adversely affect the rights of any Holder of Notes.

               14. Defaults and Remedies. Under the Indenture, Events of Default include, among others, (i) default in the payment of any installment of interest on the Notes as and when the same becomes due and payable, and continuance of such default for a period of 30 days; (ii) default in the payment of the principal amount, Redemption Price, Change in Control Purchase Price, Colombian Sale Redemption Price or Asset Sale Offer Price when the same becomes due and payable; (iii) failure by the Issuer or the Guarantor to comply with other agreements in the Indenture or the Notes, subject to notice and lapse of time; (iv) certain Indebtedness of the Issuer, the Guarantor or certain Subsidiaries of the Guarantor for money borrowed in an aggregate outstanding principal amount of $10,000,000 or more becoming due and payable prior to final maturity thereof or default in any payment when due at final maturity of any such Indebtedness; (v) certain judgments or orders rendered against the Issuer, the Guarantor or certain Subsidiaries of the Guarantor in an aggregate principal amount of more than $10,000,000; and (vi) certain events of bankruptcy or insolvency. If an Event of Default occurs and is continuing, the Trustee, or the Holders of at least 25% in aggregate principal amount of the Notes at the time outstanding, may declare all the Notes to be due and payable immediately. Certain events of bankruptcy or insolvency are Events of Default which will result in the Notes becoming due and payable immediately upon the occurrence of such Events of Default.

               Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Notes unless it receives reasonable indemnity or security. Subject to certain limitations, Holders of a majority in aggregate principal amount of the Notes at the time outstanding may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of any continuing Default (except a Default in payment of amounts specified in clauses (i) and (ii) above) if it determines that withholding notice is in their best interests.

               15. Trustee Dealings with the Issuer and the Guarantor. Subject to certain limitations imposed by the Trust Indenture Act of 1939, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with and collect obligations owed to it by the Issuer, the Guarantor or their respective Affiliates and may otherwise deal with the Issuer, the Guarantor or their respective Affiliates with the same rights it would have if it were not Trustee.

               16. No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Issuer or the Guarantor shall not have any liability for any obligations of the Issuer or the Guarantor under the Notes, the Guarantees or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Note having endorsed thereon a Guarantee, each Note Holder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Notes and the Guarantees.

               17. Authentication. This Note and the Guarantee endorsed hereon shall not be valid until an authorized signatory of the Trustee manually signs the Trustee's Certificate of Authentication on the other side of this Note.

               18. Defeasance, Covenant Defeasance. The Notes and the Guarantees are subject to defeasance and covenant defeasance as provided in the Indenture.

               19. Abbreviations. Customary abbreviations may be used in the name of a Holder of Notes or an assignee, such as TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= custodian), and U/G/M/A (= Uniform Gift to Minors Act).

               20. GOVERNING LAW. THIS NOTE, THE GUARANTEES ENDORSED HEREON AND THE INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

               The Issuer will furnish to any Holder of Notes upon written request and without charge a copy of the Indenture. Requests may be made to:
Triton Energy Corporation, 6688 North Central Expressway, Suite 1400, Dallas, Texas 75206, Attention of Corporate Secretary.

                                                            EXHIBIT B


                        GUARANTEE OF TC HOLDINGS LIMITED

         19.  Guarantee.  For value received, [_________________________], a company duly organized and existing under the laws of the Cayman Islands (herein called the "Guarantor", which term includes any successor corporation under the Indenture referred to in the Security upon which this Guarantee is endorsed), hereby unconditionally guarantees to the Holder of the Security upon which this Guarantee is endorsed the due and prompt payment of the principal of (and premium, if any) and interest on such Security when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption or otherwise, according to the terms thereof and of the Indenture referred to therein. In case of the failure of Triton Energy Corporation, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Issuer", which term includes any successor corporation under such Indenture) punctually to make any such principal, premium or interest payment, the Guarantor hereby agrees to cause any such payment to be made promptly when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the Issuer.

         The Guarantor hereby further agrees that any amounts to be paid by the Guarantor under this Guarantee shall be paid without deduction or withholding for any and all present and future withholding taxes, levies, imposts and charges whatsoever imposed by or for the account of the Cayman Islands or any political subdivision or taxing authority thereof or therein, or if deduction or withholding of any such taxes, levies, imposts or charges shall at any time be required by the Cayman Islands or any such subdivision or authority, the Guarantor will (subject to compliance by the Holder of such Security with any relevant administrative requirements) pay such additional amount in respect of principal (and premium, if any) and interest as may be necessary in order that the net amounts paid to such Holder or the Trustee under such Indenture, as the case may be, pursuant to this Guarantee, after such deduction or withholding, shall equal the respective amounts of principal (and premium, if any) and interest as specified in such Security to which such Holder or the Trustee is entitled; provided, however that the foregoing shall not apply to any such tax, levy, impost or charge which would not be payable or due but for the fact that (i) the Holder of such Security is a domiciliary, national or resident of, or engaging in business or maintaining a permanent establishment or being physically present in, the Cayman Islands or such political subdivision or otherwise having some connection with the Cayman Islands other than the holding or ownership of such Security or the collection of principal of (and premium, if any) or interest on such Security or the enforcement of such Security or this Guarantee or (ii) where presentation is required, such Security was presented more than 30 days after the date such payment became due or was provided for, whichever is later.

         The Guarantor hereby agrees that its obligations hereunder shall be as if it were principal debtor and not merely surety, and shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of such Security or such Indenture, any failure to enforce the provisions of such Security or such Indenture, or any waiver, modification or indulgence granted to the Issuer with respect thereto, by the Holder of such Security or such Trustee, or any other circumstance which may otherwise constitute a legal or equitable discharge of a surety or guarantor, provided, however, that, notwithstanding the foregoing, no such waiver, modification or indulgence shall, without the consent of the Guarantor, increase the principal amount of such Security or the interest rate thereon or increase any premium payable upon redemption thereof. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, protest or notice with respect to such Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged except by payment in full of the principal of (and premium, if any) and interest on such Security.

         The Guarantor shall be subrogated to all rights of the Holder of such Security against the Issuer in respect of any amounts paid to such Holder by the Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until the principal of (and premium, if any) and interest on all Securities of the same series issued under such Indenture shall have been paid in full.

         No reference herein to such Indenture and no provision of this Guarantee or of such Indenture shall alter or impair the guarantee of the Guarantor, which is absolute and unconditional, of the due and punctual payment of the principal of (and premium, if any) and interest on the Security upon which this Guarantee is endorsed at the times, place and rate, and in the cash or currency prescribed therein.

         This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication of such Security shall have been manually executed by or on behalf of the Trustee under such Indenture.

         All terms used in this Guarantee which are defined in such Indenture shall have the meanings assigned to them in such Indenture.

          20. Subordination. The Guarantor agrees, and each Security holder by accepting a Security agrees, that all payments pursuant to the Guarantee of the Guarantor are subordinated and junior in right of payment to the prior payment in full of all Senior Indebtedness of the Guarantor, to the same extent and manner that all payments pursuant to the Securities are subordinated and junior in right of payment, in the manner and to the extent set forth in the Indenture, to the prior payment in full of all Senior Indebtedness of the Issuer, whether outstanding on the date of such Indenture or thereafter created, incurred, assumed or guaranteed.


         IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be signed in facsimile by a person duly authorized in that behalf.


                                          TC HOLDINGS LIMITED



                                        _________________________________
                                                  Authorized Signatory

Dated the date on the face hereof.

                                                            EXHIBIT C


                             INTERCOMPANY AGREEMENT

                                  Dallas, Texas

                                                      _________, ____

         FOR  VALUE RECEIVED, the undersigned, ________________, a
___________ corporation ("Maker"), hereby unconditionally promises to pay to the order of TC Holdings Limited, a Cayman Islands company ("Payee"), at [address], or such other address given to Maker by Payee, the principal sum of ________ DOLLARS ($________).

         SECTION 1.  Payment Obligations.  Maker shall pay interest the
_____ day of _____ of each year. Interest shall accrue at the rate of ______% above the prime rate quoted from time to time by Morgan Guaranty Trust Company or New York with respect to loans to its preferred customers. After maturity, this Note shall bear interest at the highest lawful rate.

         All unpaid principal of and accrued but unpaid interest on this Note shall be payable on ___________, ____.

         SECTION 2. Default Rate. All past due principal of and, to the extent permitted by applicable law, interest upon this Note shall bear interest at the lesser of the highest lawful rate and ____% per annum.

         SECTION 3. Rights and Remedies. If Maker shall fail to pay when due the accrued interest on this Note and such failure shall not be cured within five days, then Payee may declare the unpaid principal of this Note, and unpaid interest on this Note, to be immediately due and payable, and the same shall thereupon become due and payable, without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, protest or other formalities of any kind, all of which are hereby expressly waived by Maker.

         SECTION 4. Waiver. Maker and each surety, endorser, guarantor and other party ever liable for payment of any sums of money payable upon this Note, jointly and severally waive presentment, demand, protest, notice of protest and non-payment or other notice of any kind, and agree that their liability under this Note shall not be affected by any renewal or extension in the time of payment hereof, or in any indulgences, or by any release or change in any security for the payment of this Note, and hereby consent to any and all renewals, extensions, indulgences, releases or changes, regardless of the number of such renewals, extensions, indulgences, releases or changes.

         No waiver by Payee of any of its rights or remedies hereunder or under any other document evidencing or securing this Note or otherwise, shall be considered a waiver of any other subsequent right or remedy of Payee; no delay or omission in the exercise or enforcement by Payee of any rights or remedies shall ever be construed as a waiver of any right or remedy of Payee; and no exercise or enforcement of any such rights or remedies shall ever be held to exhaust any right or remedy of Payee.

         SECTION 5. Subsequent Advances. This Note shall represent the unpaid principal balance of an account payable owing by Maker to Payee on the date hereof. Payee shall have no obligation to make any additional advances to Maker.

          SECTION 6. Notice. Whenever this Note requires or permits any notice, approval, request or demand from one party to another, the notice, approval, request or demand must be in writing and shall be deemed to have been given when personally served or when deposited in the United States mails, registered or certified, return receipt requested, addressed to the party to be notified at the following address (or at such other address as may have been designated by written notice):

        Payee:  TC Holdings Limited
                 [address]

         Maker:  __________________________
                 __________________________
                 __________________________
                 __________________________

The foregoing is not intended and shall not be deemed under any circumstances to require the holder hereof to give notice of any type or nature to Maker not expressly required by other provisions of this Note.

         SECTION 7. Usury Laws. Regardless of any provisions contained in this Note, the Payee shall never be deemed to have contracted for or be entitled to receive, collect or apply as interest on the Note, any amount in excess of the highest lawful rate, and, in the event Payee ever receives, collects or applies as interest any such excess, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of this Note, and, if the principal balance of this Note is paid in full, any remaining excess shall forthwith be paid to Maker. In determining whether or not the interest paid or payable under any specific contingency exceeds the highest lawful rate, Maker and Payee shall, to the maximum extent permitted under applicable law, (i) characterize any non-principal payment (other than payments which are expressly designated as interest payments hereunder) as an expense, fee, or premium, rather than as interest, (ii) exclude voluntary prepayments and the effects thereof and (iii) spread the total amount of interest throughout the entire contemplated term of this Note so that the interest rate is uniform throughout such term.

         SECTION 8. APPLICABLE LAW. THIS NOTE IS INTENDED TO BE PERFORMED IN THE STATE OF TEXAS. EXCEPT TO THE EXTENT THAT THE LAWS OF THE UNITED STATES MAY APPLY TO THE TERMS HEREOF, THE SUBSTANTIVE LAWS OF THE STATE OF TEXAS SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF THIS NOTE.



                         By:_______________________________________